UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-01646
                      (Investment Company Act file number)

                                CIGNA Funds Group
                                -----------------
               (Exact name of registrant as specified in charter)

                             2223 Washington Street
                             3 Newton Executive Park
                                    Suite 200
                                Newton, MA 02462
                    (Address of principal executive offices)

          Mark Butler, 2223 Washington Street, 3 Newton Executive Park
                           Suite 200, Newton, MA 02462
                     (Name and address of agent for service)

                                 (860) 534-4700
                                 --------------
               Registrants' telephone number, including area code


                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003

Item 1.  Reports to Stockholders.


                                                               CIGNA Funds Group

                            Balanced Fund (sub-advised by Wellington Management)

                                            Large Cap Growth/Morgan Stanley Fund

                                        Large Cap Value/John A. Levin & Co. Fund

                                                            S&P 500(R)Index Fund

                                               Small Cap Growth/TimesSquare Fund

                                   Small Cap Value/Perkins, Wolf, McDonnell Fund

                                        International Blend/Bank of Ireland Fund

                                                 TimesSquare Core Plus Bond Fund

                                                                   Annual Report
                                                               December 31, 2003

[LOGO] CIGNA Financial Services

Fund Name Change
Effective May 1, 2003, the name of the Small Cap Value/Berger[RegTM] Fund was changed to Small Cap Value/Perkins, Wolf, McDonnell Fund.

Dear Shareholders,

Our commentary for the year ended December 31, 2003 follows.

The Economy

Business conditions improved significantly as 2003 unfolded, with the rate of economic growth accelerating during the second half of the year. The economic recovery, which began in late 2001, has steadily evolved into a broadly based and sustainable economic expansion, with the full participation of virtually all sectors of our economy. In addition to the increased breadth and faster rate of economic growth, the economic leadership has begun to rotate from a consumer-led recovery to a business-led expansion. The most significant economic development of 2003 was the shift from retrenchment to expansion within the business sector, the result of a sharp rise in business confidence and business revenues and profits.

Strong Economic Growth, Record Profits and Low Inflation - Overall, 2003 was a year of solid economic performance. The growth in real Gross Domestic Product
(GDP) exceeded 4% measured over the four quarters of the year, compared with slightly less than 3% growth in 2002. Corporate profits increased by an estimated 20%, easily exceeding Wall Street estimates and rising to an all-time peak, fueled by an unprecedented surge in productivity. Corporate cash dividend payouts increased at the fastest pace in more than a decade, also rising to an all-time peak.

Consumer spending, housing and business capital investment were the primary drivers of economic growth during the year. Adding to the excellent economic performance was the stability of inflation. Headline inflation increased by only 1.8% during the year; excluding the volatile energy and food components, the increase in core inflation was only 1.1%. The major disappointment was employment, which lagged the overall recovery and experienced only moderate increases during the second half of the year.

Financial Market Review

Financial markets performed well in 2003, as risky assets outperformed "safe haven" defensive asset classes for the first year since 1999. Asset classes that were leveraged to economic growth registered the highest rates of return. Equity markets significantly outperformed fixed income markets, and lower quality and economically sensitive stocks outperformed higher quality and more defensive stock groups. The broad market significantly outperformed the large-capitalization indexes, with more than 90% of the individual stocks within the S&P 500 Index rising during the year - an all-time record. Similarly, within the domestic bond market, high-yield (junk) bonds performed best, and high-grade corporate bonds significantly outperformed government bonds. High-risk emerging market equities and debt also performed extremely well, and industrial commodities and gold-related investments enjoyed above-average gains.

Assets Leveraged to Economic Growth Perform Best - Large-capitalization domestic equities registered a total return of 28.68%, as measured by the S&P 500, while the technology-dominated NASDAQ gained 50.69%, its third best year ever. Small- and mid-capitalization stocks outperformed large-cap stocks for the fourth consecutive year, as measured by the S&P 600 Small-Cap Index (+38.79%) and the S&P 400 Mid-Cap index (+35.62%). Within the fixed income markets, the Lehman Brothers U.S. Aggregate Bond Index registered a total return of only 4.10%, significantly less than the 6.46% total return on A-grade corporate bonds, as measured by Lehman Brothers. Among the very best performing asset classes in 2003

                                                                               -
were domestic high-yield (speculative-grade) bonds (+28.97% as measured by Lehman Brothers) and emerging market debt (+28.82% as measured by J.P. Morgan).


The excellent performance of the financial markets can be attributed to surprisingly strong acceleration in the rate of economic growth during 2003, accompanied by a surge in corporate earnings and a significant improvement in credit conditions. The combination of improving business conditions, hyper-stimulative monetary policies of most world central banks, and a swift military victory in Iraq resulted in considerable improvement in business and investor confidence in the spring months and a sharp reduction in the level of risk-aversion, which had prevailed since the recession of 2001 and the corporate and accounting scandals of 2002.

Discussion of Fund performance from the Fund investment managers is included in this report.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Funds Group

-
2

CIGNA Funds Group Funds Table of Contents

To assist you in using this report to shareholders, listed below is a table of contents and description of the various sections.

-----------------------------------------------------------------------
                                                    Fund    Schedule of
  Fund                                           Summary    Investments
  Balanced Fund (sub-advised by
  Wellington Management)                               4             24
-----------------------------------------------------------------------
  Large Cap Growth/Morgan Stanley Fund                 6             28
-----------------------------------------------------------------------
  Large Cap Value/John A. Levin & Co. Fund             9             30
-----------------------------------------------------------------------
  S&P 500(R) Index Fund                               12             32
-----------------------------------------------------------------------
  Small Cap Growth/TimesSquare Fund                   15             39
-----------------------------------------------------------------------
  Small Cap Value/Perkins, Wolf,
  McDonnell Fund                                      17             41
-----------------------------------------------------------------------
  International Blend/Bank of Ireland Fund            19             43
-----------------------------------------------------------------------
  TimesSquare Core Plus Bond Fund                     22             45
-----------------------------------------------------------------------

FUND SUMMARIES                                                               4
A summary of each Fund's performance record and portfolio composition, and Management's Discussion of Fund Performance.

SCHEDULES OF INVESTMENTS                                                    24
A listing of securities in each Fund's portfolio as of December 31, 2003.

STATEMENTS OF ASSETS AND LIABILITIES                                        50
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class-level Net Asset Values (NAVs) per share, calculated by dividing the Fund's Class-level net assets (assets minus liabilities) by the number of Class-level shares outstanding.

STATEMENTS OF OPERATIONS                                                    51
These statements list each Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

STATEMENTS OF CHANGES IN NET ASSETS                                         52
These statements report the increase or decrease in each Fund's net assets during the reporting period. Changes in net assets may be due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

FINANCIAL HIGHLIGHTS                                                        54
For each Fund's share class outstanding, a table showing a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition, total return, asset size, expense and income ratios and portfolio turnover rate are shown for each Fund class.

NOTES TO FINANCIAL STATEMENTS                                               60
The notes to financial statements include a description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

                                                                               -

Balanced Fund (sub-advised by Wellington Management)

DECEMBER 31, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY

Seeks a high total return through capital appreciation and current income by investing principally in equity and fixed income securities.

FUND INCEPTION DATE                                                 01/20/2000

TOTAL NET ASSETS                                                 $16.6 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                           188

INVESTMENT MANAGER                                   Wellington Management LLP

--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Ten Largest Positions                  % of Net Assets
--------------------------------------------------------
    Ginnie Mae                                      8.0%
--------------------------------------------------------
    Fannie Mae                                       6.0
--------------------------------------------------------
    Citigroup, Inc.                                  3.5
--------------------------------------------------------
    ExxonMobil Corp.                                 3.4
--------------------------------------------------------
    U.S. Treasury Obligations                        3.2
--------------------------------------------------------
    Morgan Stanley                                   2.3
--------------------------------------------------------
    Pfizer, Inc.                                     2.2
--------------------------------------------------------
    Alcoa, Inc.                                      2.0
--------------------------------------------------------
    Bank of America                                  2.0
--------------------------------------------------------
    Caterpillar, Inc.                                1.9
--------------------------------------------------------
  Ten Largest Sectors                    % of Net Assets
--------------------------------------------------------
    Financial                                      20.4%
--------------------------------------------------------
    U.S Government & Agencies                       17.7
--------------------------------------------------------
    Communications & Media                           9.2
--------------------------------------------------------
    Oil & Gas                                        9.1
--------------------------------------------------------
    Utilities                                        5.3
--------------------------------------------------------
    Insurance                                        4.2
--------------------------------------------------------
    Retail                                           4.2
--------------------------------------------------------
    Basic Materials                                  3.4
--------------------------------------------------------
    Computers                                        2.6
--------------------------------------------------------
    Machinery                                        2.5
--------------------------------------------------------
  Fund Composition                       % of Net Assets
--------------------------------------------------------
    Bonds                                            32%
--------------------------------------------------------
    Common stocks                                     65
--------------------------------------------------------
    Short-term investments                             4
--------------------------------------------------------
    Liabilities in excess of Cash and Other Assets   (1)
--------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Market Review

After a three-year decline, the U.S. equity markets rallied during the period. This surge in the broad market began with the ending of the conflict in Iraq and has been fueled by increases in consumer confidence and manufacturing output, resilience in consumer spending and productivity gains, and support from low interest rates and reduced tax rates. Across both the equity and fixed income asset classes, there was an overall trend of lower quality securities providing superior returns than higher quality investments. Among bonds, emerging markets debt and high yield bond outperformed U.S. Treasuries and other investment-grade issues. Within the equity markets, emerging markets outperformed developed markets and small caps outperformed large caps.

Portfolio Review

The Fund's returns were driven by positive asset allocation decisions and strong relative performance of the equity and fixed income portions of the Fund. We were optimistic that low interest rates, tax cuts, a stabilizing employment picture, and the weak dollar would boost the U.S. economy, and in turn, investor confidence. We increased our equity ratio, so that it ranged from 64% to 66% of the Fund during the second half of 2003. This positioning helped performance, as equities outperformed fixed income.

Within the equity portion of the Fund, we had strong stock picks within Health Care and Industrials. Additionally, strong stock selection in Information Technology boosted performance. The top three contributors to performance during the period were Citigroup (Financials), Caterpillar (Industrials) and Intel (Information Technology). Citigroup has executed well, controlled costs and is leveraged to improving global capital markets. Intel shares appreciated dramatically following a series of positive announcements regarding improved gross margins and outlook.

Tempering our successes were poor stock selection within Financials, primarily among insurance companies, and an overweight position combined with poor stock selection in Telecommunications. Among the largest detractors from returns were Stanley Works (Manufacturing), SBC Communications (Communications & Media), and Schering-Plough (Medical). SBC reported disappointing results as their margins were impacted by pension, health care and increased spending in DSL and long distance. SBC is making progress in their DSL business line, and remains a holding of the Fund. As of the end of the period, we eliminated Stanley Works and Schering-Plough.

On the fixed income side, the Fund's overweight to the corporate sector helped performance. The duration positioning of the

-
4

Fund and security selection also were positive factors contributing to performance. For the year, successful security selection and sector rotation were the primary contributors to the strong relative performance.

Outlook and Strategy

Recent positive economic data suggests that the U.S. economy is poised to continue to expand in 2004. The goods-producing sectors continue to demonstrate strength, consumption growth is still on an accelerating trend, and tax cuts will likely support disposable income through the first half of 2004. With the mortgage-refinancing boom fading away, jobs are the key to sustained consumer spending. The rebound in corporate profitability should stimulate businesses to rebuild inventories, accelerate investment spending, and ultimately lead to job creation. A weaker dollar policy is expected to provide an impetus to U.S. exports.

Within the equity portion, the Fund has overweight positions in the more cyclical Materials and Industrials sectors. The Fund also remains overweight Information Technology relative to the Russell 1000 Value, but did trim some positions in the sector at the end of 2003 as they approached price targets. The largest underweight among sectors is in Financials.

In the fixed income portion of the Fund, the duration position is in line with that of the Lehman Brothers Aggregate Bond Index. This positioning is based on expectations that the Fed's easy monetary policy will continue for the near term. The Fund remains underweight Treasuries and overweight in mortgage-backed securities and corporate credits. The lower-quality segment of the investment-grade bond market has the potential to fare well as better profit expectations extend into 2004. Within mortgages, we are reducing pass-throughs but adding to structured securities like CMBS.

PERFORMANCE

Returns for the year ended December 31, 2003 were:

Institutional Class                                                     19.27%
Premier Class                                                           19.08
Retail Class                                                            18.79
S&P 500(R) Index                                                        28.68
Balanced Composite
 (60% Russell 1000 Value/40%
 Lehman Aggregate)                                                      19.11
Lipper Balanced Funds Average                                           19.09

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              1/20/00 -- 12/31/03

----------------------------------------------------------------
                       AVERAGE ANNUAL RETURNS
                        1-Year   Life of Fund   Inception Date
  Institutional Class   19.27%       2.08%          1/20/00
----------------------------------------------------------------

           Institutional Class   Balance Composite Index   S&P 500(R) Index
 1/20/00   10000                 10000                     10000
12/31/00   10366                 10017                     9264
12/31/01   10193                  9633                     8163
12/31/02    9095                  8715                     6359
12/31/03   10848                 10380                     8183

Balanced Fund (sub-advised by Wellington Management) (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the S&P 500(R) Index and Balanced Composite Index, which is weighted 60% and 40% by the performance of the Russell 1000 Index and the Lehman Brothers Aggregate Bond Index, respectively. These indexes are groups of unmanaged securities widely regarded by investors to be representative of the stock and bond markets in general. An investment cannot be made in the indexes. Index results do not reflect brokerage charges or other investment expenses.

                                                                               -

Large Cap Growth/Morgan Stanley Fund

DECEMBER 31, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

FUND INCEPTION DATE                                                 01/20/2000

TOTAL NET ASSETS                                                 $14.2 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                            91

INVESTMENT MANAGER                                   Morgan Stanley Investment
                                                               Management Inc.

--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Ten Largest Positions                  % of Net Assets
--------------------------------------------------------
    Microsoft Corp.                                 5.8%
--------------------------------------------------------
    General Electric Co.                             5.4
--------------------------------------------------------
    Pfizer, Inc.                                     4.8
--------------------------------------------------------
    Citigroup, Inc.                                  3.6
--------------------------------------------------------
    Intel Corp.                                      3.2
--------------------------------------------------------
    American International Group, Inc.               2.9
--------------------------------------------------------
    Cisco Systems, Inc.                              2.7
--------------------------------------------------------
    Wal-Mart Stores, Inc.                            2.2
--------------------------------------------------------
    eBay, Inc.                                       2.1
--------------------------------------------------------
    Amgen, Inc.                                      2.1
--------------------------------------------------------
  Ten Largest Sectors                    % of Net Assets
--------------------------------------------------------
    Retail                                         10.5%
--------------------------------------------------------
    Software                                        10.3
--------------------------------------------------------
    Semiconductors                                   9.4
--------------------------------------------------------
    Financial                                        8.5
--------------------------------------------------------
    Pharmaceuticals                                  8.4
--------------------------------------------------------
    Manufacturing                                    7.4
--------------------------------------------------------
    Health Care                                      6.6
--------------------------------------------------------
    Internet                                         4.3
--------------------------------------------------------
    Media                                            4.2
--------------------------------------------------------
    Computers & Peripherals                          4.0
--------------------------------------------------------
  Fund Composition                       % of Net Assets
--------------------------------------------------------
    Common stocks                                    98%
--------------------------------------------------------
    Short-term investments                             1
--------------------------------------------------------
    Cash and Other Assets Less Liabilities             1
--------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Economy

In 2003 a number of positive stimuli moved the market forward. The war in Iraq removed a significant geopolitical concern that had hung over the market for some time. The Bush Administration's passage of tax cuts for income, capital gains and dividends served to make equity investing more appealing. Low interest rates spurred record mortgage refinancing, robust home purchasing activity, debt restructuring and balance sheet de-leveraging. Corporate earnings recovered after declines in 2001 and 2002, with results topping expectations for the first three quarters of 2003. Manufacturing activity, as reported by the Institute for Supply Management, rose to 66.2 as of December month-end. The advance resulted from an expansion in new orders and a boost in production, both of which point to industrial growth. The University of Michigan's survey of consumer sentiment increased to a level of 92.6 during the year, suggesting that consumers are gaining confidence in the recovery, but are still waiting for labor market improvement. 2003 will also be remembered for the weak U.S. dollar and as a period during which cheaper, more speculative stocks rallied. Small cap stocks performed best for the year, followed by mid and large caps. Growth outpaced value in small- and mid-cap stocks, but styles were even in large caps. Against this backdrop, the S&P 500 returned 28.68% and the Lipper Large Cap Growth peer group returned 27.00%.

Portfolio Review

During 2003, across the market capitalization spectrum, smaller cap and lower quality, more speculative stocks exceeded larger, higher quality names. Our emphasis on the larger, higher quality names we favor detracted from our performance.

While sector allocations added to relative return, stock selection was a detractor. Stock selection was weakest in the consumer discretionary sector. An overweight in the sector was a modest positive. The Fund was hampered by weak performance from a number of retailers, including Wal-Mart, one of the Fund's 10 largest positions. Wal-Mart suffered from negative publicity and increased scrutiny surrounding its labor practices. In the third quarter, we established a substantial position in media stocks, some of which performed well through year-end, while others lagged. We believe these stocks are poised for strong performance as the economy recovers, particularly since 2004 has both a presidential election and the Olympics.

Favorable stock selection in the health care sector was unfortunately overshadowed by the negative effect of our sector overweight. Health care did not advance as strongly as other economically sensitive sectors. Among our largest holdings in the health care sector, Pfizer and Johnson & Johnson, both had a negative effect on relative results. Johnson & Johnson, a com-

-
6
pany with relatively stable earnings from its broad mix of drugs and consumer products, initially benefited from the approval of its innovative stent to treat coronary artery disease; however, later in the year, the company declined on negative publicity about a number of deaths allegedly linked to the stent as well as concerns about competitive threats and their ability to produce supply to meet demand. We reduced our position in Johnson & Johnson in April. We reduced the Fund's holdings of Pfizer in the third quarter, based on concerns about increased competition for Lipitor and Viagra, as well as our belief that near-term growth for Pfizer stems from synergies related to the Pharmacia acquisition and not new products. On the positive side, Pfizer maintains a healthy cash flow and no patent expirations.

Stock selection among consumer staples stocks also fell short of the index sector; an overweight in the sector detracted from relative results as well since staples lagged the broad market. Positions in several beverage and food companies, as well as a household products manufacturer were largely responsible for underperformance in this sector. Procter & Gamble was a significant detractor. We had added to our holdings of Procter & Gamble in the first quarter of the year, anticipating a positive impact from its acquisition of Wella, a German hair care company. Although Procter & Gamble was one of the stronger stocks within the consumer staples sector, its return lagged the broader market. In the fourth quarter, Procter & Gamble announced earnings that beat expectations as the company benefited from sales of its over-the-counter heartburn medicine Prilosec.

Among the Fund's largest financial positions, Citigroup was a strong positive contributor, while American International Group's return was less than half that of the index sector. Following a strong run in financials, we took profits in several names over the course of the third quarter, including Citigroup. We subsequently added incrementally to our Citigroup holdings, taking advantage of a price decline in August. Late in the year, Citigroup benefited from positive market reaction to its proposed acquisition of a Washington Mutual unit expected to broaden Citigroup's consumer lending presence and extend its geographic reach. AIG declined sharply in February following its announcement of a substantial charge to cover higher-than-expected claims by U.S. businesses for costs of sick workers and jury settlements. Through the remainder of the year, the stock's price vacillated within a relatively narrow range before gaining some momentum in the fourth quarter.

The Fund's position in the industrial sector also detracted from relative performance, due to weak performance of individual holdings. While top 10 holding General Electric added to relative results, its contribution was not enough to offset losses in a number of other industrial stocks, particularly defense contractors. In the first quarter, we reduced our position in General Electric, taking advantage of the stock's strength. We subsequently increased our holdings of General Electric in August due to our belief that the company can successfully remake itself into a high growth, service-oriented business. In November, GE management indicated that after limited to modest profit growth in 2004, they anticipated double-digit profit growth in 2005.

The Fund's energy position had a moderate negative effect on relative results, due mainly to lagging stock performance. An underweight in the strong performing materials sector also detracted from relative performance.

An overweight in the information technology sector was the largest positive contributor to relative results for the year. This was augmented by strong stock selection. Among the Fund's largest technology positions, Cisco and Intel were significant positive contributors. Semi-conductor company Intel more than doubled in price, while communications equipment provider Cisco's gain was in the high double digits. Both companies benefited from accelerating economic momentum, strong earnings reports and an improved outlook for corporate spending. A large overweight in Microsoft detracted from relative results. Despite Microsoft's weak showing this year, the company's prospects remain favorable, with substantial cash available for acquisitions or dividends and expected earnings growth of 10% annually over the next five years. Microsoft paid its first dividend in 2003 and is expected to double the small initial payout in 2004. The Fund generally benefited from its semi-conductor position, as the semi-conductor industry advanced amid the improved economic environment. During the third quarter, we cut back on our semi-conductor allocation following the group's strong performance. However, we remained overweight in the industry.

A meaningful underweight in telecommunications stocks also added to relative return. Although telecommunications stocks were among the leaders in the early stages of the 2003 rally, telecommunications finished the year as the worst performing index sector.

Outlook

As we enter the second year of the recovery, we are encouraged by signs of continued economic strength globally. Corporate profits hit an all-time high in the third quarter and negative earnings pre-announcements have been muted, which bodes well for the fourth quarter earnings season. As well, the flow of money into growth mutual funds has outpaced the flow into non-growth funds for the last four months. We continue to position the Fund for recovery and emphasize high quality growth companies. It is our hope that quality will be rewarded in the coming year as investors rotate away from the more speculative stocks that drove the market in the early stages of the recovery.

                                                                               -

PERFORMANCE

Returns for the year ended December 31, 2003 were:

Institutional Class                                                     24.49%
Premier Class                                                           24.34
Retail Class                                                            24.06
Russell 1000 Growth Index                                               29.75
S&P 500(R) Index                                                        28.68
Lipper Large-Cap Growth Funds Average                                   27.00

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/20/00 -- 12/31/03

------------------------------------------------------------------
                        AVERAGE ANNUAL RETURNS
                        1 Year   Life of Fund   Inception Date
  Institutional Class   24.49%      -9.62%          1/20/00
------------------------------------------------------------------

           Institutional   S&P 500(R) Index   Russell 1000 Growth Index
 1/20/00   10000           10000              10000
12/31/00    8720           9264                7725
12/31/01    7440           8163                6148
12/31/02    5390           6359                4433
12/31/03    6710           8183                5752

Large Cap Growth/Morgan Stanley Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the S&P 500(R) Index and the Russell 1000 Growth Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the stock and bond market and the growth segment of the stock market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

-
8

Large Cap Value/John A. Levin & Co. Fund

DECEMBER 31, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of large U.S. companies with a market capitalization above $5 billion deemed, at the time of purchase, to be undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs.

FUND INCEPTION DATE                                                 01/20/2000

TOTAL NET ASSETS                                                 $24.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                            69

INVESTMENT MANAGER                                   John A. Levin & Co., Inc.

--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Ten Largest Positions                  % of Net Assets
--------------------------------------------------------
    Pfizer, Inc.                                    3.3%
--------------------------------------------------------
    Bank of New York, Inc.                           3.0
--------------------------------------------------------
    Citigroup, Inc.                                  2.8
--------------------------------------------------------
    Bank of America Corp.                            2.7
--------------------------------------------------------
    General Electric Co.                             2.6
--------------------------------------------------------
    Lockheed Martin Corp.                            2.4
--------------------------------------------------------
    ExxonMobil Corp.                                 2.3
--------------------------------------------------------
    News Corp. Ltd.                                  2.3
--------------------------------------------------------
    Accenture Ltd.                                   2.2
--------------------------------------------------------
    Verizon Communications, Inc.                     2.2
--------------------------------------------------------
  Ten Largest Sectors                    % of Net Assets
--------------------------------------------------------
    Banks                                          11.9%
--------------------------------------------------------
    Manufacturing                                    9.6
--------------------------------------------------------
    Media                                            7.5
--------------------------------------------------------
    Oil & Gas                                        7.5
--------------------------------------------------------
    Insurance                                        5.6
--------------------------------------------------------
    Software                                         5.0
--------------------------------------------------------
    Retail                                           4.9
--------------------------------------------------------
    Pharmaceuticals                                  4.9
--------------------------------------------------------
    Financial                                        4.5
--------------------------------------------------------
    Food & Beverages                                 4.4
--------------------------------------------------------
  Fund Composition                       % of Net Assets
--------------------------------------------------------
    Common stocks                                    98%
--------------------------------------------------------
    Short-term investments                             4
--------------------------------------------------------
    Liabilities in excess of Cash and Other Assets   (2)
---------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Performance Review

For the fiscal year ended December 31, 2003, the Fund posted solid returns but trailed the 30.03% return for the Russell 1000 Value Index. Major contributors to Fund performance for the year included banks and financial services stocks, such as Citigroup, FleetBoston Financial, Bank of New York and AON Corporation, as low interest rates continued and mergers and acquisitions activity in the sector increased. In addition, some names that had been problems in 2002, including Williams Companies and Tyco International, performed well. These stocks recovered as investors gained increased confidence that problems related to liquidity, leverage and corporate governance, among others, had been resolved, and they refocused on improving business fundamentals. Only one security, UnumProvident, had a significant negative impact on performance during the year, as it came under pressure due to negative publicity about its claims practices, lowered credit ratings, and disappointing guidance for 2003.

The potential for a significant recovery in a broad range of equities was clearly present from the outset of 2003, aided by the economic stimulus provided by low interest rates, tax cuts and a weakening dollar. While a vast majority of equities posted positive returns, the story for much of the year was the dominance of small cap, higher valuation, and more speculative names, while a number of large, higher quality holdings lagged the market, some for readily understandable reasons. Another feature of the market was significantly reduced volatility.

During the year, we took advantage of a value compression that reduced much of the risk premium between high and lower quality securities. We invested in many large cap market leaders and reduced the overall risk profile of the Fund, focusing on specific situations where we identified attractive opportunities relative to risk. We were particularly alert to opportunities in names that lagged the market advance, in accordance with our contra-price discipline. Although the market was led by smaller, often lower quality, higher multiple companies, our repositioned portfolio performed creditably, both absolutely and on a relative basis.

Although we employ a bottom-up approach to portfolio construction, from a sector perspective, major contributions came from our overweighting in the Technology sector, with strong performers such as Accenture and Koninklijke Philips Electronics N.V. Strong stock selection in the Consumer Discretionary (Home Depot and McDonald's) and Other Energy (Williams Companies) sectors also made significant contributions to absolute and relative performance. The Fund's Financial Services stocks also provided positive relative performance due to our holdings in FleetBoston Financial (which is being acquired) and U.S. Bancorp (a takeover candidate); however, our overall

                                                                               -
sector results were impacted by the UnumProvident holding (as mentioned above) as well as our relative underweighting in the sector. In addition, several of the Fund's positions in the Producer Durables sector underperformed specifically, defense names Raytheon, Northrop Grumman and Lockheed Martin. These companies' stocks performances continue to be affected by concerns over underfunded pension liabilities as well as, to a certain degree, investor preference for smaller cap and lower quality companies. Despite the quality of our holdings in the Health Care sector, such as Eli Lilly, Johnson & Johnson and Pfizer, our stocks in this sector languished because of uncertainties surrounding Medicare legislation and continued concerns about patent expirations and competitive pressures throughout the industry.

Investment Outlook

Looking ahead, we note that many political and economic uncertainties remain. For instance, despite the capture of Saddam Hussein in December, global tensions remain high, and there is the threat of more acts of terrorism. On the economic front, the decline of the dollar helps sales of U.S. goods and increases the profitability of multi-nationals, which like many domestic companies, have already improved profitability through a series of cost cutting measures, including workforce reductions. Over the longer term, however, a persistently weak dollar is likely to lead to an increase in interest rates and inflation, which, if it occurs, would dampen the pace of economic growth.

The strength of the consumer is another factor that could have a significant impact on the economy, and ultimately on the performance of the markets and individual equities. For many years, consumers have demonstrated a propensity for spending and for a low savings rate, maintained even through the economic downturn. Their ability to sustain a high level of spending, an important component of the U.S. economy, was largely supported by historically low interest rates, the boom in home refinancing and easy credit. Now, as the U.S. economy recovers, job creation is not yet buoyant. Because it is increasingly likely that interest rates will rise, without job growth, consumer spending could be restrained, affecting housing, retail and automobile sales, and impacting broad segments of our economy.

Other major variables that we continue to monitor include persistently high oil prices and diminishing tailwinds from the 2003 changes in tax laws. We are also focused on the extraordinarily strong Chinese economy, a large consumer of commodities (including oil) and a major exporter of inexpensive goods. China's growth bodes well for companies in the basic materials sector, as prices are being driven higher, as well as for consumers who are benefiting from the availability of lower cost finished goods. However, while the Chinese economy is likely to continue to grow rapidly, and clearly has great potential, one cannot, with confidence, indefinitely extrapolate an unbroken pattern of expansion at its current rate of growth.

We note again that there are clear signs of economic improvement, including increased book to build numbers in cyclical industries. In the technology sector, orders for semi-conductors are rising, and there are indications from management that increased capital expenditure budgets are being approved for 2004. These trends will translate into increased profits, as corporate America takes advantage of the operating leverage created over the past several years, including lower restructured balance sheets and reduced overhead.

While we have no specific reasons to doubt that the economic recovery will continue, it is always challenging for investors to determine how much of that recovery has already been factored into present valuations, especially, as since March, equities have advanced significantly without an important correction. Thus, we are following a disciplined approach, continuing to search for high quality, lower valuation investment opportunities that we believe are best positioned to realize value in the period ahead and to weather the impact of any economic disappointments.

Among the areas where we continue to identify potential are Health Care stocks. Large pharmaceutical companies in the sector have faced challenges from patent expirations, competition from generics and weak new product pipelines, but we believe some represent good values with longer term potential. We also see value in the Energy sector, with certain companies attractively priced on the basis of normalized earnings, even assuming that the currently high energy prices do not endure. Furthermore, we believe that certain high quality defense companies will offer significant opportunity in the period ahead, after having lagged in 2003 because of concerns about pension funding issues, as the global political climate is favorable for such companies.

We believe the Fund is well positioned for the coming period, as we expect investors will once again focus on high quality equities selling at reasonable absolute and relative values, as compared to a market with many issues that we believe are extended and vulnerable.

--
10

PERFORMANCE

Returns for the year ended December 31, 2003 were:

Institutional Class                                                     28.74%
Premier Class                                                           28.47
Retail Class                                                            28.09
S&P 500(R) Index                                                        28.68
Russell 1000 Value Index                                                30.03
Lipper Large-Cap Value Funds Average                                    28.27

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/20/00 -- 12/31/03

------------------------------------------------------------------
                        AVERAGE ANNUAL RETURNS

                        1 Year   Life of Fund   Inception Date
  Institutional Class   28.74%       0.72%          1/20/00
------------------------------------------------------------------

           Institutional   S&P 500(R) Index   Russell 1000 Value Index
1/20/00    10000           10000              10000
12/31/00   11403            9264              10919
12/31/01   10923            8163              10308
12/31/02    7990            6359               8708
12/31/03   10286            8183              11323

Large Cap Value Fund/John A. Levin & Co. (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the S&P 500(R) Index and the Russell 1000 Value Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the stock and bond market and the growth segment of the stock market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

                                                                              --

S&P 500(R) Index Fund

DECEMBER 31, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY
Seeks long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500(R) Composite Stock Price Index.

FUND INCEPTION DATE                                               07/01/1997 -
                                                           Institutional Class
                                                                  01/21/2000 -
                                                    Premier and Retail Classes

TOTAL NET ASSETS                                                $192.4 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                           500

INVESTMENT MANAGER                                         TimesSquare Capital
                                                              Management, Inc.

--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Ten Largest Positions                     % of Net Assets
-----------------------------------------------------------
    General Electric Co.                               2.6%
-----------------------------------------------------------
    Microsoft Corp.                                     2.5
-----------------------------------------------------------
    ExxonMobil Corp.                                    2.3
-----------------------------------------------------------
    Pfizer, Inc.                                        2.2
-----------------------------------------------------------
    Citigroup, Inc.                                     2.1
-----------------------------------------------------------
    Wal-Mart Stores, Inc.                               1.9
-----------------------------------------------------------
    Intel Corp.                                         1.7
-----------------------------------------------------------
    American International Group                        1.4
-----------------------------------------------------------
    Cisco Systems, Inc.                                 1.4
-----------------------------------------------------------
    International Business Machine Corp.                1.3
-----------------------------------------------------------
  Fund Composition                          % of Net Assets
-----------------------------------------------------------
    Common stocks                                       85%
-----------------------------------------------------------
    Short-term investments*                              15
-----------------------------------------------------------

*At December 31, 2003, the Fund was long 98 S&P 500(R) futures contracts.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Economy

Economic touchstones which had provided hope of an improving recovery at the end of 2002 grew decidedly weaker over the first three months of the year. Financial markets closely followed the course of Operation Iraqi Freedom. Uncertainties were compounded by the deterioration of the western alliance and the realization that the U.S./U.K. "coalition of the willing" would have to act in defiance of France, Germany, Russia and the U.N. The promotion of a shock and awe campaign by coalition forces promising early resolution to the conflict left investors relieved when war finally commenced in mid-March. However, by the quarter's end, Turkey's broken promise to provide a northern access route to Iraq and the inflammatory nature of real-time network war coverage had instead generated expectations for a messy and prolonged engagement.

Financial markets received psychological boosts from a number of directions in the second quarter. U.S. and coalition forces achieved a decisive victory in Iraq and turned their attention to instituting a provisional civil authority to oversee the transition. President Bush declared an end to "major" hostilities, although a clean end to the conflict has been elusive. Congress passed the president's 2003 tax cut initiative. The SARS epidemic, which had been perceived as a world threat earlier in the year, received unprecedented international coordinated attention and was brought under control. In an unusual step, Federal Reserve (Fed) chairman Alan Greenspan acknowledged the threat of deflation, declared formal steps to guard against it and suggested that the Fed would tolerate and even welcome moderate inflation.

The financial markets were subjected to mixed influences during the third quarter. The Fed on two separate occasions renewed its commitment to low interest rates in response to nine-year record unemployment levels. Investor confidence was rocked by both the de facto forced retirement of NYSE CEO Richard Grasso on compensation issues, and evidence of mutual fund industry improprieties regarding late trading, market timing and use of brokerage commissions. Increased estimated costs of the Iraqi reconstruction and the consequent domestic economic implications eroded presidential support despite news of the deaths of Saddam Hussein's sons. The Northeast economic region experienced an energy blackout of historic scope. Second quarter Gross Domestic Product (GDP) was determined to be 3.3%, surpassing expectations.

Economic growth accelerated in the fourth quarter, capping a year that confounded consensus views at the end of the previous year. Forecasts of double dip recession, deflation and a protracted period of uninspiring returns were laid waste by revised third quarter GDP figures of 8.2% and expectations of 4% full-year growth. Also influencing markets were record con-

--
12
struction spending and a 20-year high in the ISM Purchasing Managers Index. Saddam Hussein finally was captured, the U.S. dollar hit record lows against the euro and the country experienced fear of an outbreak of Mad Cow disease.

Equity Markets

Equity markets retreated, intermediate rates fell and the dollar weakened through mid-March, as the lack of U.N. resolve left questionable the U.S. course of action related to Iraq. These trends reversed dramatically during the first two weeks of engagement in anticipation of an early success, and then reversed again during the final week of March on concerns of a longer U.S. presence in Iraq. By quarter's end, total return for the S&P 500(R) Index was -3.15% (the Fund's Institutional Class returned -3.17%).

In the second quarter, equity market participants, buoyed by improving confidence indicators and better-than-expected reported earnings announcements, drove stock indexes to their best quarterly return in three and a half years. AMG Data Services (an independent provider of mutual fund data) reported that investors, anticipating a second-half acceleration in earnings, poured nearly $33 billion into stock mutual funds in the second quarter. The S&P 500(R)
Index returned 15.40% for the period (the Fund's Institutional Class returned 15.38%).

The average diversified U.S. stock fund returned 16.8% during the second quarter, according to Lipper Analytics. Among large capitalization companies, value (+18.8%) outperformed growth (+12.17%), as measured by representative S&P/Barra indexes. The best-performing industries for the three months included employment services, computer & electronics, tobacco and utilities, which all returned more than 48%. Health care facilities, the principal loser, gave back 19%.

Equity markets traded in a range throughout most of July and August. An increase in jobless claims and low retail sales figures counteracted the impact of evidence of increased M&A (merger and acquisition) activity and a growing list of companies reporting earnings meeting optimistic expectations. The major indices rose somewhat in late August and the first half of September as a result of strong sales reports from major retailers and an uneventful anniversary of the 9/11 tragedy, but retreated thereafter on concerns that excessive dollar weakness might cause foreign liquidation of U.S. stocks as well as Treasuries. Announced OPEC output cuts and a six-month low in consumer confidence posed additional setbacks to further growth. By September 30, returns to the S&P 500(R) Index for the quarter had fallen to 2.65% (the
Fund's Institutional Class returned 2.50%). Continuing a trend, small cap (S&P Small-Cap Index, +7.08%) and mid cap (S&P MidCap Index, +6.59%) stocks dominated their large capitalization counterparts. Among large cap companies, value (+2.54%) and growth (+2.75%) produced somewhat comparable results, as measured by their respective S&P/Barra Indexes.

Equity markets had a strong start in October. Improvements in business capital spending, consumer confidence and payrolls, in addition to increased merger activity and better than expected reported operating earnings, produced a 5.6% return for the month. The market paused in November with renewed domestic terrorist threats, attacks on our forces in Iraq and fears of trade wars prompted by new U.S. quotas on Chinese textiles. A renewed pledge by the Fed to keep rates low until inflation, employment and capacity utilization rates rose, combined with Hussein's capture, lifted the S&P 500(R) Index through the holidays to finish the quarter up 12.18% (the Fund's Institutional Class returned 12.02% for the fourth quarter). Continuing a year-long trend, smaller capitalization segments outperformed the larger segments. The S&P Mid Cap Index was up 13.19% for the quarter and 35.62% for the year, while the S&P Small Cap Index generated returns of 14.78% and 38.79% for the corresponding periods. Among large capitalization companies, value (14.45% for the quarter, 31.79% for the year) beat growth (9.93% for the quarter, 25.66% for the year), based on S&P/Barra Indices. All ten S&P sectors were positive for the year, as were 90% of all companies in the Index - a new record. Technology performed best (+47.2%) while telecommunications was worst (+7.1%). As might be expected, the equal weighted Index beat the cap-weighted Index by 13% for the year.

Outlook

Near term, we expect that the Fed's pledge to remain accommodative and the benefits of improved productivity will support additional, though less robust, increases in corporate earnings, allowing the market to move higher. We continue to believe that, as the year progresses, sustainability of market advances will be dependent on both the orderly retracing of the dollar (sufficient to produce improvements in the trade deficit) as well as continued improvement in business investment to generate job growth. World central banks probably will ensure the first, but evidence of pending job growth has thus far been lacking.

                                                                              --

PERFORMANCE

Returns for the year ended December 31, 2003, were:

Institutional Class                                                     28.29%
Premier Class                                                           28.48
Retail Class                                                            27.97
S&P 500(R) Index                                                        28.68

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               7/1/97 -- 12/31/03

-------------------------------------------------------------------------
                          AVERAGE ANNUAL RETURNS
                        1-Year   5-Year   Life of Fund   Inception Date
  Institutional Class   28.29%   -0.80%       4.82%          7/1/97
-------------------------------------------------------------------------

           Institutional Class   S&P 500(R) Index
 7/01/97   10000                 10000
12/31/97   11023                 11033
12/31/98   14140                 14186
12/31/99   17061                 17170
12/31/00   15484                 15607
12/31/01   13614                 13752
12/31/02   10590                 10712
12/31/03   13586                 13785

S&P 500(R) Index Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the S&P 500(R) Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--
14

Small Cap Growth/TimesSquare Fund

DECEMBER 31, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common and preferred stocks of U.S. companies with market capitalizations between $50 million and $2 billion, with a focus on growing companies involved in new product development and technological breakthroughs.

FUND INCEPTION DATE                                                 01/21/2000

TOTAL NET ASSETS                                                $402.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                           106

INVESTMENT MANAGER                                         TimesSquare Capital
                                                              Management, Inc.

--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Ten Largest Positions                   % of Net Assets
---------------------------------------------------------
    Getty Images, Inc.                               2.5%
---------------------------------------------------------
    Education Management Corp.                        2.3
---------------------------------------------------------
    Alliance Data Systems Corp.                       2.0
---------------------------------------------------------
    DaVita, Inc.                                      2.0
---------------------------------------------------------
    Corporate Executive Board Co.                     1.7
---------------------------------------------------------
    Global Payments, Inc.                             1.6
---------------------------------------------------------
    Mettler-Toledo International, Inc.                1.6
---------------------------------------------------------
    iShares Russell 2000 Index Fund                   1.5
---------------------------------------------------------
    Investors Financial Services Corp.                1.5
---------------------------------------------------------
    Rent-A-Center, Inc.                               1.5
---------------------------------------------------------
  Ten Largest Sectors                     % of Net Assets
---------------------------------------------------------
    Commercial Services                             11.8%
---------------------------------------------------------
    Software                                          9.3
---------------------------------------------------------
    Financial                                         7.7
---------------------------------------------------------
    Health Care                                       7.2
---------------------------------------------------------
    Semiconductors                                    6.6
---------------------------------------------------------
    Telecommunications                                6.1
---------------------------------------------------------
    Electronics                                       5.8
---------------------------------------------------------
    Oil & Gas                                         5.3
---------------------------------------------------------
    Pharmaceuticals                                   4.9
---------------------------------------------------------
    Computers                                         3.8
---------------------------------------------------------
  Fund Composition                        % of Net Assets
---------------------------------------------------------
    Common stocks                                     95%
---------------------------------------------------------
    Short-term investments                              5
---------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Intense risk aversion early in 2003 gave way to a new found appetite for risk as the year progressed. Following their three year slide, stocks came back with a vengeance. The Russell 2000 Index, up 47.3%, posted its best return ever, well ahead of the large cap Russell 1000 Index, up 29.9%. Small caps now have outperformed large caps for five consecutive years, including each of the final three quarters of 2003. Growth finished ahead of value in the small cap arena; the Russell 2000 Growth Index (the "Index") beat its Value counterpart for the first time since 1999 with a gain of 48.5% vs. 46.0% for Value.

During the first quarter, it was all about the war. At first, the anticipation held the markets and the economy hostage, sending the markets sliding and oil prices skyrocketing in January and February. The war's onset brought an expectation of a short and decisive victory; an explosive stock market rally ensued in March - quickly dissipating with those dashed hopes.

For the first quarter, the total return of the Russell 2000 Growth Index return was -3.88%. According to Lipper, the average small cap growth mutual fund was down 3.92% for the quarter. Small cap stocks lagged behind their large cap brethren during the first quarter. Performance of the Fund in the first quarter (-3.80% for the Institutional Class) was in line with the index and was helped by good stock selection, principally from the health care, consumer staples and energy sectors. Lack of improvement in capital spending hurt our investments in the technology and producer durables sectors.

Second quarter returns finally gave stock market investors something to cheer about. Small caps staged a huge comeback, leading the large caps for the quarter. The growth style led value for the quarter; the Russell 2000 Growth Index rose 24.15% versus 22.72% for the Russell 2000 Value Index, widening its lead year to date, 19.33% versus 16.49%.

The Fund had solid absolute returns (20.51% for the Institutional Class), though it lagged its benchmark. The benchmark proved especially challenging to outperform, as the smallest illiquid stocks were up significantly more than the larger small cap stocks - and low quality stocks significantly outperformed the rest of the universe. For the second quarter, sector selection was responsible for most of the underperformance. Though an underweight impaired performance, technology contributed favorably to the overall portfolio.

Earnings reported in the third quarter affirmed the recovery in corporate profits; earnings news came in even better than expected, and not just thanks to cost cutting. Revenues grew by 7% year over year in the S&P 500 Index. Favorable economic news - including better-than-expected reports on retail sales, industrial production and factory orders - added fodder to the market's surge. This spate of good news did not go

                                                                              --
unnoticed by the markets, though small cap stocks far outpaced large caps for the quarter. In the third quarter, the Russell 2000 Index climbed 9.1% versus the 3.0% rise for the Russell 1000 Index. The growth style continued to gain on the value style; the Russell 2000 Growth Index returned 10.5% for the quarter, versus only a 7.7% advance for the Russell 2000 Value Index.

The Fund had solid absolute net returns for the third quarter (6.55% for the Institutional Class) but continued to trail the Russell 2000 Growth Index. Once again, the benchmark proved challenging to outperform, as low quality, low-priced, micro-cap companies significantly outperformed the rest of the benchmark. In particular, low-priced stock - those selling for under $5, a proxy for low quality issues - outperformed significantly, gaining 31% for the quarter and about 100% for the year to date.

A strong economy and strong earnings fueled the market's momentum in the final quarter of 2003. The Russell 2000 Index propelled ahead 14.5% vs. 12.3% for the Russell 1000 Index. However, as growth stocks sputtered in December, small cap value stocks made their move to lead for the fourth quarter; 16.4% for the Russell 2000 Value Index vs. 12.7% for the Russell 2000 Growth Index.

The Fund again produced solid returns for the fourth quarter (11.29% for the Institutional Class), while continuing to trail the Index, which was up 12.68%. For the quarter positive contributions came from holdings in Consumer Discretionary, Energy, Producer Durables and Utilities (Telecommunications) while an underweight in Materials & Processing and underperforming stock selection in Health Care and Technology detracted from relative performance.

The economic recovery has steadily evolved into a broadly based economic expansion, with the full participation of virtually all sectors of our economy. The long awaited revival in the corporate sector appears to be upon us. Better than expected profits are leading to increased capital spending, and point to sustained economic growth in 2004.

With small capitalization stocks fairly valued compared to large capitalization stocks, relative earnings growth will be the continued driver of the outperformance of small cap vs. large cap stocks. We are encouraged by the increased earnings visibility that many of our companies are experiencing.

We believe that fundamental stock pickers will be rewarded in 2004 as the low quality bounce dissipates. Within a maturing economic recovery, companies who grow their earnings consistently should outperform. We continue to favor companies with solid competitive advantages, dominant players in their industry with strong, experienced management teams.

PERFORMANCE

Returns for the year ended December 31, 2003 were:

Institutional Class                                                     37.48%
Premier Class                                                           37.53
Retail Class                                                            37.02
S&P 500(R) Index                                                        28.68
Russell 2000 Growth Index                                               48.54
Russell 2000 Index                                                      47.25
Lipper Small-Cap Growth Funds Average                                   44.36

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              1/21/00 -- 12/31/03

----------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS

                        1-Year   Life of Fund   Inception Date
  Institutional Class   37.48%       3.31%          1/21/00
----------------------------------------------------------------

           Institutional Class   Russell 2000 Index   Russell 2000 Growth Index
 1/21/00   10000                 10000                10000
12/31/00   11151                  9164                 7297
12/31/01   10137                  9392                 6623
12/31/02    8272                  7468                 4619
12/31/03   11372                 10997                 6861

Small Cap Growth/TimesSquare Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Russell 2000 Index and the Russell 2000 Growth Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the small company stock market and the growth segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

--
16

Small Cap Value/Perkins, Wolf, McDonnell Fund

DECEMBER 31, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of small U.S. companies with market capitalizations at the time of purchase of less than $1 billion and whose stock prices are believed to be undervalued.

FUND INCEPTION DATE                                                 01/20/2000

TOTAL NET ASSETS                                                $110.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                            65

INVESTMENT MANAGER                                              Perkins, Wolf,
                                                           McDonnell & Company

--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Ten Largest Positions                      % of Net Assets
------------------------------------------------------------
    Brookline Bancorp, Inc.                             2.4%
------------------------------------------------------------
    Harsco Corp.                                         2.2
------------------------------------------------------------
    Steris Corp.                                         2.1
------------------------------------------------------------
    La-Z-Boy, Inc.                                       2.1
------------------------------------------------------------
    Mettler-Toledo International, Inc.                   2.1
------------------------------------------------------------
    Superior Industries International, Inc.              2.0
------------------------------------------------------------
    EMCOR Group, Inc.                                    2.0
------------------------------------------------------------
    Key Energy Services, Inc.                            2.0
------------------------------------------------------------
    Brown (Tom), Inc.                                    1.9
------------------------------------------------------------
    Energy Partners Ltd.                                 1.8
------------------------------------------------------------
  Ten Largest Sectors                        % of Net Assets
------------------------------------------------------------
    Banks                                              12.4%
------------------------------------------------------------
    Oil & Gas                                           10.0
------------------------------------------------------------
    REIT's                                               6.7
------------------------------------------------------------
    Health Care                                          5.8
------------------------------------------------------------
    Software                                             4.7
------------------------------------------------------------
    Manufacturing                                        4.5
------------------------------------------------------------
    Engineering & Construction                           3.7
------------------------------------------------------------
    Electronics                                          3.0
------------------------------------------------------------
    Insurance                                            2.9
------------------------------------------------------------
    Machinery                                            2.7
------------------------------------------------------------
  Fund Composition                           % of Net Assets
------------------------------------------------------------
    Common stocks                                        84%
------------------------------------------------------------
    Short-term investments                                16
------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During 2003, Berger[RegTM] was replaced as investment manager by Janus Capital Management LLC (Janus). Janus in turn hired Perkins, Wolf, McDonnell & Company to manage the investment operations of the Fund.

Market Overview

For the 12 months ended December 31, 2003, the Russell 2000 Value Index (the "Index") advanced 46.03%. While the performance of each class of the Fund exceeded 40%, the Fund trailed the Index. Positive returns weren't limited to small capitalization equities over the past 12 months as the major U.S. stock market indices ended the fiscal year with gains for the first time since 1999. The Dow Jones Industrial Average added 28.28% and the broad-based Standard & Poor's 500 Index climbed 28.68%. Not to be outdone, the technology-dominated Nasdaq Composite Index surged 50.69% for the period. In the value arena, the S&P 500/Barra Value Index rose 31.79%.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed, despite questions about whether the positive momentum could be sustained.

Manager's Overview

We have been quite surprised by the persistent strength of the U.S. equity markets in recent months. While we feel good about the resulting healthy absolute returns of the Fund, our somewhat pessimistic view of general market fundamentals going into the period, and the difficulty we had finding attractive values in light of this outlook, led to underperformance relative to our benchmark.

All sectors in the Fund, outside of the utilities group, had positive returns over the latest period. That said, our stock selection was disappointing in a few instances, so we eliminated those positions we felt had developed long-term fundamental

                                                                              --
problems and added to those whose weakness we believed was due to more temporary and correctable issues.

We adhered to our disciplined process of only investing in stocks we felt had attractive risk-reward relationships and therefore missed out on the continued run-up in, what seem to us to be, more speculative stocks. While this also contributed to our relative underperformance, historically this approach has yielded superior long-term relative returns.

For the year, municipal truck maker Federal Signal and crane manufacturer Manitowoc weighed most heavily on the Fund's results. Meanwhile, visual projection-system developer InFocus lagged amid a management shakeup, while regional insurance holding company Harleysville Group and small-engine manufacturer Tecumseh Products hindered returns as well.

Mining machinery manufacturer Joy Global led all advancers, followed by First Niagra Financial Group, a New York based financial services provider. Two different construction-related concerns - single-family home builder Standard Pacific and Dycom Industries, a contractor serving the telecommunications and cable industries - also performed well, as did homebuilder and mortgage financer Ryland Group.

While our research efforts are tightly focused on company fundamentals, sector performance provides an alternative view of the Fund's advance. Holdings within the financial and information technology groups, where we were collectively overweight relative to the benchmark, led all gainers on an absolute basis. At the other end of the spectrum, the utilities and consumer staples sectors performed poorest, although our relatively small positions in both areas buffered results.

Outlook and Strategy

Despite widespread investor optimism surrounding the run up in share prices, we cannot bring ourselves to ignore the confluence of events that has aided the market's ascent. It is our belief that the gathering strength of the economy has had greater impact on stock valuations than it has on the near-term earnings of our investments. While our companies have generally showed good earnings growth in 2003, we believe our performance benefited more from increased investor confidence in the fundamental longer term outlook for our holdings. This has reinforced our belief that it is more important to focus on long-term company fundamentals and stock valuations than on near-term economic trends.

As always, our focus is on superior balance sheets, cash flow and franchise position at an attractive valuation. This emphasis is especially important now, as we continue to believe there are considerable macroeconomic and geopolitical uncertainties in the intermediate and longer term.

PERFORMANCE

Returns for the year ended December 31, 2003 were:

Institutional Class                                                     40.82%
Premier Class                                                           40.53
Retail Class                                                            40.07
S&P 500(R) Index                                                        28.68
Russell 2000 Value Index                                                46.03
Russell 2000 Index                                                      47.25
Lipper Small-Cap Value Funds Average                                    42.88

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/20/00 -- 12/31/03

----------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS

                        1 Year   Life of Fund   Inception Date
  Institutional Class   40.82%      17.48%          1/20/00
----------------------------------------------------------------

           Institutional   Russell 2000 Index   Russell 2000 Value Index
 1/20/00   10000           10000                10000
12/31/00   12922            9279                12099
12/31/01   15737            9510                13796
12/31/02   13407            7562                12220
12/31/03   18881           11135                17844

Small Cap Value/Wolf Perkins McDonnell Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Russell 2000 Value Index and the Russell 2000 Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the small company stock market and the value segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

--
18

International Blend/Bank of Ireland Fund

DECEMBER 31, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of well-established companies located outside the U.S.

FUND INCEPTION DATE                                                 01/24/2000

TOTAL NET ASSETS                                                 $11.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                            82

INVESTMENT MANAGER                                       Bank of Ireland Asset
                                                       Management (U.S.) Limited

--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Ten Largest Positions                          % of Net Assets
----------------------------------------------------------------
    Total Fina Elf SA                                       3.5%
----------------------------------------------------------------
    Nestle SA                                                3.5
----------------------------------------------------------------
    Canon, Inc.                                              3.2
----------------------------------------------------------------
    UBS AG                                                   3.1
----------------------------------------------------------------
    Vodafone Group PLC                                       2.7
----------------------------------------------------------------
    E. ON AG                                                 2.6
----------------------------------------------------------------
    ING Groep NV                                             2.5
----------------------------------------------------------------
    Barclays PLC                                             2.4
----------------------------------------------------------------
    Aventis SA                                               2.4
----------------------------------------------------------------
    Samsung Electronics Co., Ltd. GDR                        2.4
----------------------------------------------------------------
  Ten Largest Industries                         % of Net Assets
----------------------------------------------------------------
    Banks                                                  17.5%
----------------------------------------------------------------
    Pharmaceuticals                                          9.7
----------------------------------------------------------------
    Oil & Gas                                                7.3
----------------------------------------------------------------
    Diversified Telecommunication Services                   6.9
----------------------------------------------------------------
    Food Products                                            6.4
----------------------------------------------------------------
    Insurance                                                4.1
----------------------------------------------------------------
    Automobiles                                              3.8
----------------------------------------------------------------
    Office Electronics                                       3.6
----------------------------------------------------------------
    Diversified Financials                                   3.4
----------------------------------------------------------------
    Wireless Telecommunication Services                      3.1
----------------------------------------------------------------
  Fund Composition                               % of Net Assets
----------------------------------------------------------------
    Common stocks                                            97%
----------------------------------------------------------------
    Short-term investments                                     3
----------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Economic Review

International equity markets rebounded strongly to record vigorous gains in 2003 following three years of negative returns. Market volatility, characteristic of the early part of the year, had eased considerably by the end of 2003. The quicker-than-anticipated collapse of the Iraqi regime served as the catalyst, prompting equity investors back into the market. Brightening economic prospects sustained the stock market bounce as a combination of low interest rates, tax cuts and higher government spending provided an important stimulus. That momentum was maintained during the fourth quarter.

Global recovery was led by the U.S., where growth was greater than anticipated, particularly in the latter part of the year. The annualized growth rate in the third quarter was 8.2% (the fastest pace achieved since 1983). In the last quarter of the year, the Morgan Stanley Capital International (MSCI) World Index gained 14% in U.S. dollar terms, resulting in a 34% gain for the year. The MSCI EAFE Index rose 17% in the final quarter of 2003, registering an advance of 39% in 2003.

All of the MSCI industry groups posted positive returns in 2003. In broad terms, the technology, materials and financial-related sectors were among the top performers, with health care and consumer staples at the opposite end of the table. Defensive sectors, which remained out-of-favor for much of the year, staged a recovery in the last quarter. Information technology stocks, which led the recovery until the fourth quarter, actually produced the poorest return in the fourth quarter. Towards the end of the year, the narrow focus of the rally broadened to encompass some of those sectors left behind, but this late rally was not sufficient to change the fortunes of the consumer staples sector, which ended the year at the bottom of the scale.

The flight from quality has had a decidedly negative impact on the Fund's relative return. Low-quality, highly valued stocks have dominated the market rally. Looking at the broad market, stocks with the lowest credit ratings have been among the best performers. Small- and mid-cap stocks have also led the markets higher with significant outperformance compared to larger capitalized "blue chip" stocks. Indeed, stocks that have upgraded earnings have been among the poorer performers, while companies that have yet to register actual earnings improvements (and, in some cases, still seeking a first profit) have surged ahead on the basis of their future potential. All of these trends run counter to our stock selection preferences. It remains our approach to invest at reasonable valuations in high-quality companies with strong market positions, sound balance sheets and good income and cash-generation prospects.

The weakness of the U.S. dollar was a key feature in 2003, with the currency's depreciation accelerating in the final quar-

                                                                              --
ter. Asian central banks bought U.S. assets in an effort to maintain exchange rates at favorable levels for their exports, serving as a brake on the dollar's decline. The dollar's valuation against the euro hit record lows during December. While this helped to boost corporate profits for American companies, it damaged the attractiveness of U.S. assets for euro-denominated investors. Eurozone and Japanese exporters were among those hurt by appreciating currencies.

All of the MSCI national indices posted positive local currency returns for the fourth quarter and the year, and even stronger dollar-denominated returns with the U.S. dollar's decline against most other world currencies. The Swedish and German markets were among the top performers in the fourth quarter as well as the year. The U.K. and the Netherlands propped up the bottom of the annual performance table, but still registered dollar returns of close to 30% for the year.

In Europe, the dollar reached record lows in December. On one hand, this boosted U.S. corporate profits but on the other, cast a long shadow on the attractiveness of U.S. assets for Euro-based investors. European markets, as a whole, enjoyed robust returns in the quarter. The MSCI Europe ex-U.K. Index increased by 22%, spurred by the recovery in banking and insurance stocks. The European Central Bank lowered its benchmark rate in the middle of the year to 2%, even as Germany and France flaunted European Union rules on budget-deficit limits. (The German and French governments spent more and trimmed taxes in an effort to reinvigorate output.)

British equities, as measured by the MSCI U.K. Index, increased by 18% as the economy posted a 0.8% expansion in the third quarter, following 0.6% growth in the previous quarter. That made it likely the economy would grow by 2.1% for the full year. Business and financial services primarily drove the growth.

The Pacific region's stock markets tired somewhat in the fourth quarter, following resurgent gains earlier in the year (as the strength of the Chinese economy boosted demand for materials and industrial and consumer goods in the region). Exports to the recovering U.S. and European markets were also buoyant. The Japanese economy was much more robust by the year-end as growth expectations rose significantly, although recovery was impacted by U.S. dollar weakness, which worsened as the year progressed.

Portfolio Review

Our recent performance has not been consistent with our long term track record. This divergence in performance is not a result of a change to our investment process or the personnel that comprise the asset management team responsible for the investment of the portfolio.

There are three key influences on our under performance; (1) there has been a rotation out of defensive stocks into cyclicals / recovery plays, (2) large cap stocks have underperformed the broader market and (3) we have been negatively impacted by the weakness of the U.S. dollar.

Sector Rotation - The under performance of the portfolio has coincided with the rebound in stock markets. Our investment style is characterized by a research-driven bottom-up stock selection process and a value discipline. Our stock selection process focuses on established companies with stable durable business models. Financial strength, proven management and companies that possess global franchises are key factors in our stock research. Price valuation ultimately determines which of these stocks are purchased, as we seek to find companies that are undervalued relative to their intrinsic value and/or growth potential. Companies in our 'universe' have generally been ignored by the market during the recent rally.

The rebound in the markets has been characterized by strong performance from technology and economically sensitive cyclical stocks and, in general, a demand for 'beta' or 'recovery' stocks, often of lower quality and with little regard for valuations. Overall we believe that cyclical or 'recovery' valuations are too high and there is a disconnect between these valuations and the expected rebound in earnings. In our view, it is difficult to justify these ratings in an environment of low inflation and a general lack of pricing power. While we do expect that the economic recovery which is underway will continue, we do not believe that it will be as strong or as sustained as the valuations in some sectors of the market imply, therefore we have been reluctant to chase those areas that have been at the forefront of the rally.

We have maintained positions in what we feel are quality stocks and as a result the Fund's over exposure to the food producers and pharmaceutical sectors and it's under exposure to the technology and cyclical sectors has remained. This has had a decidedly negative impact on our return relative to the benchmark, accounting for almost all of our under performance.

The Performance of Large versus Small Capitalization Stocks - The performance of large versus small capitalization has been a notable feature of European stock markets over the past twelve months. The Fund's portfolio is biased towards large capitalization companies and the strong performance of the lower bands of capitalization has negatively impacted relative performance over this period.

It is a core element of our style that we balance the concentrated nature of our portfolios with the stability and liquidity offered by large companies. The weakness of the U.S Dollar, the rotation towards cyclicals and rebounding technology, media and communications stocks have played a part in this large cap under performance. However we do not believe that there has been any type of secular shift that would cause small or mid-cap companies to outperform their large cap counterparts indefinitely.

U.S Dollar Weakness - Given the bias towards multinational companies in our Fund, our larger holdings tend to have significant U.S dollar exposure. The dramatic fall in the U.S currency over the past year has had a significant negative effect on the share prices of such companies. However, we feel that in many instances this negative effect is both short term and over-

--
20
done. Nestle, our second largest holding in the Fund, is a good example of this.

While Nestle is just one stock within the Fund, it is fair to say that the overall portfolio is exposed to the short-term impact of major currency moves. The weighted average percentage of sales in U.S. dollar for our Fund is approximately 30%, while for the MSCI EAFE Index it is approximately 18%.

We also recognise that individual stocks have contributed to our under performance. Examples include Ahold, the Dutch supermarket chain and financial stocks, such as AXA and Swiss Re. The principal negative influences, however, have been the large capitalised defensive stocks, many of which have been suffering from the factors outlined above.

Outlook

We have been encouraged by the improvements in the major world economies in recent months. Earnings reports from companies have tended to come in ahead of expectations and we are seeing analysts increase their expectations for profits growth into 2004. We do believe, however, that the 'recovery play' companies which have led the market higher this year will not be the ones to provide leadership going forward. We feel that their valuations are stretched and are too optimistic in respect of the improvements they are discounting.

PERFORMANCE

Returns for the year ended December 31, 2003 were:

Institutional Class                                                     28.79%
Premier Class                                                           28.56
Retail Class                                                            28.22
MSCI EAFE (net)                                                         38.59
Lipper International Funds Average                                      34.73

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              1/24/00 -- 12/31/03

----------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS

                        1-Year   Life of Fund   Inception Date
Institutional Class     28.79%      -5.24%          1/24/00
----------------------------------------------------------------

           Institutional Class   MSCI EAFE Index - net
 1/24/00   10000                 10000
12/31/00    9616                  8985
12/31/01    7707                  7058
12/31/02    6281                  5933
12/31/03    8090                  8222

International Blend/Bank of Ireland Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the MSCI EAFE Index (net of taxes). This index is a group of unmanaged securities widely regarded by investors to be representative of the international stock market in general. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

                                                                              --

TimesSquare Core Plus Bond Fund

DECEMBER 31, 2003

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGY
Seeks a high level of total return by investing principally in fixed income securities.

FUND INCEPTION DATE                                               12/31/1999 -
                                                           Institutional Class
                                                                  01/21/2000 -
                                                    Premier and Retail Classes

TOTAL NET ASSETS                                                 $46.1 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                           210

INVESTMENT MANAGER                                         TimesSquare Capital
                                                              Management, Inc.

--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Ten Largest Positions              % of Net Assets
----------------------------------------------------
    Freddie Mac                                19.5%
----------------------------------------------------
    Fannie Mae                                  16.3
----------------------------------------------------
    U.S. Treasury                               13.1
----------------------------------------------------
    Ginnie Mae                                   2.5
----------------------------------------------------
    Time Warner, Inc.                            1.4
----------------------------------------------------
    Sovereign Bancorp.                           1.4
----------------------------------------------------
    France Telecom SA                            1.2
----------------------------------------------------
    Ford Motor Co.                               1.2
----------------------------------------------------
    Quebec (Province of Canada)                  1.1
----------------------------------------------------
    Citigroup                                    1.1
----------------------------------------------------
  Ten Largest Sectors                % of Net Assets
----------------------------------------------------
    U.S. Government & Agencies                 52.0%
----------------------------------------------------
    Financial                                   14.7
----------------------------------------------------
    Communications & Media                      10.8
----------------------------------------------------
    Consumer & Retail                            3.7
----------------------------------------------------
    Utilities                                    3.0
----------------------------------------------------
    Foreign Government                           2.3
----------------------------------------------------
    Transportation                               2.1
----------------------------------------------------
    Industrial                                   2.0
----------------------------------------------------
    Oil & Gas                                    1.8
----------------------------------------------------
    Insurance                                    1.4
----------------------------------------------------
  Fund Composition                   % of Net Assets
----------------------------------------------------
    Bonds                                        93%
----------------------------------------------------
    Preferred stock                               3
----------------------------------------------------
    Short-term investments                        3
----------------------------------------------------
    Cash and Other Assets Less Liabilities        1
----------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Market Summary

During the first six months of 2003, the total return on the S&P 500(R)
Index was 11.77%, compared with a total return of 3.93% for the Lehman Brothers Aggregate Bond Index (the "Index") and a 7.32% total return on investment-grade corporate bonds (Lehman Brothers U.S. Credit Index). The Fund's Institutional Class returned 6.12% during this period. Within the global fixed income markets, emerging market debt (J.P. Morgan Emerging Market Bonds Plus Index) and high-yield corporate bonds (Lehman Brothers High Yield Bond Index) produced the best total returns by far for the first six months, with total returns from each market in excess of 18%.

At the beginning of May, the Federal Reserve (Fed) and Chairman Greenspan announced that any necessary action would be taken to combat deflationary pressures. Bond holders took this as a sign that the Fed would keep short-term rates low. The 10-year Treasury yield plunged to an inter-generational low of 3.13% on June 13, the lowest level since June 1958, before recovering to end the second quarter at 3.53%.

In the third quarter, fixed income markets notched their first quarterly decline since the fourth quarter of 1999, returning -0.15%, as represented by the Index. The Fund's Institutional Class returned 0.54% for the same period. A combination of concerns about the impact of an economic recovery on interest rates, the lack of demand for relatively low-yielding Treasuries, and the strength of the equity markets resulted in a sharp rise in yields at the beginning of the quarter, before they drifted lower in August and September.

In the fourth quarter, fixed income markets edged back into positive territory, posting a 0.32% total return for the Index, as spread narrowing offset a modest overall rise in bond yields. This compared with a 0.91% return for the Fund's Institutional Class during the same period. For the full year, the Index returned 4.10% to lag the S&P 500(R) Index (+28.68%), the first time in three years.

The Fund's performance throughout the year benefited from strong security selection in investment-grade corporate bonds and MBS. In addition, our overweight allocation to investment-grade corporate bonds, where spreads tightened approximately 80 basis points for the year, and our allocation decisions relative to high yield and MBS also contributed to the Fund's positive results.

Outlook

With economic fundamentals gradually improving and signs for a sustainable recovery encouraging, Treasury yields are likely to trend upward. We also expect the supply of Treasuries to increase substantially as we embark on an era of increased

--
22
government cost vis-a-vis areas such as defense and security enforcement, corporate regulations, and immigration. Thus, we believe the credit quality of U.S. Government securities will be slightly diminished relative to corporate bonds.

Improving corporate profitability and balance sheet repair, along with a better economic environment and investors' increasingly positive appetite for risk, is the backdrop in the investment-grade credit market. Our current outlook calls for additional positive excess returns, but at a more moderate pace than the record set in 2003. Prudent industry and security selection will remain paramount. High yield continued its strong recovery during the year and the default rate has trended downward. We currently believe the relative value of this sector has diminished. High yield performance in 2004 will be more dependent on individual security selection.

In the MBS sector, it appears the prepayment wave has crested, volatility is stabilizing, and the supply of government sponsored entity securities is expected to be reduced. With short-term interest rates still very low, the positive carry of mortgages (borrowing at low-term rates to buy longer-term instruments that yield more) are still appealing, especially to banks.

PERFORMANCE

Returns for the year ended December 31, 2003 were:

Institutional Class                                                      7.66%
Premier Class                                                            7.31
Retail Class                                                             7.20
Lehman Brothers Aggregate Bond Index                                     4.10
Lipper Corporate Debt Funds - 'A' Rated Average                          5.03

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              12/31/99 -- 12/31/03

----------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS

                        1-Year   Life of Fund   Inception Date
  Institutional Class    7.66%       8.82%         12/31/99
----------------------------------------------------------------

           Institutional Class   Lehman Brothers Aggregate Bond Index
12/31/99   10000                 10000
12/31/00   10993                 11163
12/31/01   11960                 12105
12/31/02   13024                 13346
12/31/03   14022                 13894

TimesSquare Core Plus Bond Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

                                                                              --

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES
December 31, 2003

                                                         PRINCIPAL    VALUE
                                                             (000)    (000)
---------------------------------------------------------------------------
BONDS-32.0%
AEROSPACE/DEFENSE-0.1%
  Raytheon Co., 6.50%, 2005                                    $10   $   11
                                                                     ------
AUTO & TRUCK-0.3%
  Ford Motor Co., 6.50%, 2018                                   45       44
                                                                     ------
BASIC MATERIALS-0.1%
  Alcan, Inc., 6.13%, 2033                                      10       10
  Alcoa, Inc., 6.50%, 2011                                      10       11
                                                                     ------
                                                                         21
                                                                     ------
COMMUNICATIONS & MEDIA-2.0%
  Alltel Corp., 7.00%, 2012                                     10       11
  AT&T Corp., 8.00%, 2031                                       20       23
  AT&T Wireless Services, Inc., 8.75%, 2031                     15       19
  British Telecommunications PLC,
    8.38% (coupon change based on rating), 2010                 25       30
  Cingular Wireless LLC, 7.13%, 2031                            20       22
  Clear Channel Communications, Inc., 7.65%, 2010               10       12
  Cox Communications, Inc., 7.50%, 2004                         40       41
  Deutsche Telekom International Finance BV,
    8.25% (coupon change based on rating), 2030                 10       13
  France Telecom SA,
    9.00% (coupon change based on rating), 2011                 15       18
  InterActiveCorp., 7.00%, 2013                                  5        6
  Liberty Media Corp., 7.75%, 2009                              15       17
  Southwestern Bell Telephone Co., 6.63%, 2007                  50       56
  TCI Communications, Inc.,
    8.75%, 2015                                                 10       13
    7.13%, 2028                                                 10       11
  Time Warner, Inc., 7.25%, 2017                                25       29
  Vodafone Group PLC, 7.75%, 2010                               10       12
                                                                     ------
                                                                        333
                                                                     ------
CONSUMER PRODUCTS-0.2%
  Altria Group, Inc., 7.00%, 2013                                5        5
  Centex Corp., 7.5%, 2012                                      10       12
  International Game Technology, 8.38%, 2009                     5        6
  Pulte Homes, Inc., 8.13%, 2011                                10       12
                                                                     ------
                                                                         35
                                                                     ------
FINANCIAL-7.2%
  American Express Credit Corp., 7.20%, 2007                    50       53
  Associates Corp. of North America, 6.63%, 2005                65       70
  Bank of America Corp., 5.88%, 2009                            50       55
  Bank One Corp., 6.50%, 2006                                   25       27
  Boeing Capital Corp., 6.5%, 2012                              10       11
  Citibank Credit Card Issuance Trust, 2.5%, 2008               50       50

                                                         PRINCIPAL    VALUE
                                                             (000)    (000)
---------------------------------------------------------------------------
FINANCIAL continued
  CIT Group Holdings, 7.63%, 2005                              $ 5   $    5
  Deere (John) Capital Corp., 7.00%, 2012                       10       12
  First Union National Bank, 6.18%, 2036                        10       11
  Fleet Credit Card Master Trust, 2.40%, 2008                   50       50
  General Electric Capital Corp., 6.13%, 2011                   20       22
  General Motors Acceptance Corp., 7.75%, 2010                  25       28
  Goldman Sachs Group, Inc., 7.63%, 2005                        50       55
  Household Finance Corp., 5.88%, 2009                          25       27
  International Lease Financing Co., 5.75%, 2006                50       54
  LB-UBS Commercial Mtg. Trust, 6.13%, 2030                     00      110
  MBNA Credit Card Master Note Trust,
    5.75%, 2008                                                 50       54
  Mercantile Bancorporation, Inc., 7.30%, 2007                  10       11
  Morgan (J.P.) Chase & Co., 7.00%, 2009                        10       12
  Morgan Stanley, 7.75%, 2005                                   50       54
    6.39%, 2033                                                 00      111
  National Australia Bank Ltd., 8.60%, 2010                     50       62
  Nomura Asset Securities Corp., 6.59%, 2030                    00      112
  Pemex Project Funding Master Trust, 8.63%, 2022               40       44
  Popular North America, Inc., 4.25%, 2008                      10       10
  Wells Fargo & Co., 6.63%, 2004                                75       77
                                                                     ------
                                                                      1,187
                                                                     ------
FOOD & BEVERAGES-0.5%
  ConAgra Foods, Inc., 6.75%, 2011                              30       34
  General Mills, Inc., 6.00%, 2012                               5        5
  Kraft Foods, Inc., 4.63%, 2006                                 5        5
  PepsiCo, Inc., 5.75%, 2008                                    25       27
  Tyson Foods, Inc., 8.25%, 2011                                10       12
                                                                     ------
                                                                         83
                                                                     ------
FOREST PRODUCTS/PAPER-0.1%
  Temple-Inland, Inc., 7.88%, 2012                              10       12
  Westvaco Corp., 8.20%, 2030                                    5        6
                                                                     ------
                                                                         18
                                                                     ------
INSURANCE-0.6%
  Berkley (WR) Corp., 5.88%, 2013                               10       10
  Jackson National Life Global Funding, 6.13%, 2012
    (144A security acquired May 2003 for $11) (b)               10       11
  Liberty Mutual Insurance Co., 7.70%, 2097
    (144A security acquired Nov. 2001 for $23) (b)              30       27
  Marsh & McLennan Cos., Inc., 5.88%, 2033                      10       10
  Nationwide Financial Services, Inc., 6.25%, 2011              20       21
  Torchmark Corp., 6.25%, 2006                                  10       11
  XL Capital Europe PLC, 6.5%, 2012                             10       11
                                                                     ------
                                                                        101
                                                                     ------

--
24   The Notes to Financial Statements are an integral part of these statements.

--
24

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                         PRINCIPAL    VALUE
                                                             (000)    (000)
---------------------------------------------------------------------------
OIL & GAS-1.1%
  Atlantic Richfield Co., 5.90%, 2009                         $ 25    $  28
  Burlington Resources Finance Co., 5.70%, 2007                 20       22
  Conoco, Inc., 6.95%, 2029                                     20       23
  Devon Energy Corp., 7.95%, 2032                               15       18
  Kinder Morgan Energy Partners LP,
    7.13%, 2012                                                 20       23
  Kinder Morgan, Inc., 6.50%, 2012                              10       11
  Schlumberger Technology Corp., 6.50%, 2012
    (144A security acquired April 2002 for $30) (b)             30       33
  Transocean, Inc., 6.63%, 2011                                 10       11
  Valero Energy Corp., 7.50%, 2032                              10       11
                                                                      -----
                                                                        180
                                                                      -----
PHARMACEUTICAL-0.1%
  Schering-Plough Corp., 5.3%, 2013                             10       10
  Wyeth, 6.25%, 2006                                             5        5
                                                                      -----
                                                                         15
                                                                      -----
REAL ESTATE-0.0%
  Liberty Property LP, 8.50%, 2010                               5        6
                                                                      -----
REIT-0.0%
  Health Care Property Investors, Inc., 6.00%, 2015              5        5
                                                                      -----
RETAIL-0.8%
  Lowes Companies, Inc., 6.50%, 2029                            25       27
  Target Corp., 7.50%, 2005                                     20       21
  Wal-Mart Stores, Inc., 6.55%, 2004                            75       77
                                                                      -----
                                                                        125
                                                                      -----
TRANSPORTATION-0.5%
  American Airlines, Inc., 3.86%, 2010                           5        5
  Continental Airlines, Inc., 6.90%, 2018                       25       25
  Delta Air Lines, Inc., 6.72%, 2024                            47       50
                                                                      -----
                                                                         80
                                                                      -----
U.S. GOVERNMENT AGENCY OBLIGATIONS (c)-14.5%
  Freddie Mac,
    7.00%, 2005                                                 40       43
    5.25%, 2006                                                 50       53
    6.50%, 2009                                                 64       68
    5.63%, 2011                                                 65       71
  Fannie Mae,
    7.13%, 2010                                                 35       41
    7.25%, 2010                                                150      177
    5.38%, 2011                                                 25       27
    6.09%, 2011                                                 98      106

                                                         PRINCIPAL     VALUE
                                                             (000)     (000)
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS continued
    6.05%, 2012                                               $ 49    $   54
    6.11%, 2012                                                 49        54
    5.50%, 2017                                                 94        97
    5.00%, 2018                                                191       195
    5.00%, 2033                                                100        99
  Ginnie Mae,
    8.25%, 2006                                                 13        13
    8.25%, 2008                                                 26        28
    7.50%, 2023                                                 62        67
    7.00%, 2026                                                145       155
    7.00%, 2027                                                 95       102
    6.00%, 2028                                                 21        22
    6.50%, 2028                                                118       124
    7.00%, 2028                                                106       113
    6.00%, 2029                                                161       168
    7.50%, 2030                                                  3         3
    8.00%, 2031                                                 19        21
    6.00%, 2032                                                142       147
    5.00%, 2033                                                289       287
    6.00%, 2033                                                 67        70
                                                                      ------
                                                                       2,405
                                                                      ------
U.S. TREASURY OBLIGATIONS-3.2%
  U.S. Treasury Bonds,
    7.50%, 2016                                                 40        51
    8.88%, 2017                                                 20        28
    8.13%, 2019                                                 90       122
    8.88%, 2019                                                 79       113
    7.88%, 2021                                                 35        47
    6.25%, 2023                                                110       125
    7.63%, 2025                                                 15        20
  Principal Strip, 6.88%, 2025                                 100        30
                                                                      ------
                                                                         536
                                                                      ------
UTILITIES-0.7%
  Alabama Power Co., 5.88%, 2022                                10        10
  Dominion Resources, Inc., 8.13%, 2010                         20        24
  Duke Energy Corp., 6.25%, 2012                                10        11
  Oncor Electric Delivery Co., 6.38%, 2012                      15        16
  Progress Energy, Inc., 7.10%, 2011                            25        28
  PSEG Power LLC, 6.95%, 2012                                   10        11
  Wisconsin Electric Power Co., 5.63%, 2033                     10        10
                                                                      ------
                                                                         110
                                                                      ------
TOTAL BONDS (Cost $5,105)                                              5,295
                                                                      ------

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   25

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                         NUMBER OF    VALUE
                                                            SHARES    (000)
---------------------------------------------------------------------------
COMMON STOCKS-65.2%
AUTO & TRUCK-1.1%
  General Motors Corp.                                       3,400   $  182
                                                                     ------
BASIC MATERIALS-3.3%
  Alcoa, Inc.                                                8,500      323
  du Pont (E.I.) de Nemours & Co.                            5,000      229
                                                                     ------
                                                                        552
                                                                     ------
COMMUNICATIONS & MEDIA-7.2%
  BellSouth Corp.                                            5,000      141
  Comcast Corp. (a)                                          8,000      250
  Gannett Co., Inc.                                          1,200      107
  Nokia Corp.                                                9,300      158
  SBC Communications, Inc.                                   6,000      156
  Time Warner, Inc. (a)                                     12,900      232
  Verizon Communications, Inc.                               4,264      150
                                                                     ------
                                                                      1,194
                                                                     ------
COMPUTERS-2.6%
  Hewlett-Packard Co.                                        8,300      191
  International Business Machines                            2,600      241
                                                                     ------
                                                                        432
                                                                     ------
COSMETICS/PERSONAL CARE-0.8%
  Kimberly-Clark Corp.                                       2,300      136
                                                                     ------
DIVERSIFIED MANUFACTURING-2.3%
  Illinois Tool Works, Inc.                                  1,600      134
  Tyco International Ltd.                                    9,200      244
                                                                     ------
                                                                        378
                                                                     ------
ENVIRONMENTAL SERVICES-1.1%
  Republic Services, Inc.                                    7,000      179
                                                                     ------
FINANCIAL-13.2%
  Bank of America Corp.                                      3,400      273
  Bank One Corp.                                             3,000      137
  Citigroup, Inc.                                           11,040      536
  Fannie Mae                                                 2,000      150
  Goldman Sachs Group, Inc.                                  1,800      178
  Morgan Stanley                                             3,600      208
  National City Corp.                                        7,500      254
  PNC Financial Services Group, Inc.                         2,100      115
  Washington Mutual, Inc.                                    4,100      164
  Wells Fargo & Co.                                          3,000      177
                                                                     ------
                                                                      2,192
                                                                     ------

                                                         NUMBER OF    VALUE
                                                            SHARES    (000)
---------------------------------------------------------------------------
FOOD & BEVERAGES-1.9%
  Coca-Cola Enterprises, Inc.                                3,800   $   83
  Kellogg Co.                                                3,400      129
  PepsiCo, Inc.                                              2,200      103
                                                                     ------
                                                                        315
                                                                     ------
FOREST PRODUCTS/PAPER-1.5%
  Weyerhaeuser Co.                                           3,900      250
                                                                     ------
HEALTH CARE-2.5%
  Bard (C.R.), Inc.                                          1,400      114
  Baxter International, Inc.                                 5,600      171
  Beckman Coulter, Inc.                                      2,500      127
                                                                     ------
                                                                        412
                                                                     ------
INSURANCE-3.6%
  Chubb Corp.                                                1,400       95
  Hartford (The) Financial Services Group, Inc.              2,900      171
  Marsh & McLennan Co's., Inc.                               2,000       96
  St. Paul Companies, Inc.                                   2,800      111
  StanCorp Financial Group, Inc.                             2,000      126
                                                                     ------
                                                                        599
                                                                     ------
MACHINERY-2.5%
  Caterpillar, Inc.                                          3,700      307
  Rockwell Automation, Inc.                                  3,000      107
                                                                     ------
                                                                        414
                                                                     ------
OIL & GAS-8.0%
  ConocoPhilips                                              1,200       79
  ChevronTexaco Corp.                                        2,900      251
  Exxon Mobil Corp.                                         13,600      558
  GlobalSantaFe Corp.                                        5,100      127
  National Fuel Gas Co.                                      3,400       83
  Shell Transport & Trading Co. PLC                          4,800      216
                                                                     ------
                                                                      1,314
                                                                     ------
PHARMACEUTICAL-2.2%
  Pfizer, Inc.                                              10,300      364
                                                                     ------
REIT-0.1%
  Archstone Smith Trust                                        700       20
                                                                     ------
RETAIL-3.4%
  Autonation, Inc. (a)                                       1,900       35
  CVS Corp.                                                  5,100      184
  Dollar General Corp.                                       5,600      118
  McDonald's Corp.                                           4,200      104
  Nike, Inc.                                                 1,700      116
                                                                     ------
                                                                        557
                                                                     ------

--
26   The Notes to Financial Statements are an integral part of these statements.

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                         NUMBER OF    VALUE
                                                            SHARES    (000)
---------------------------------------------------------------------------
COMMON STOCKS continued
TECHNOLOGY-2.0%
  Applied Materials, Inc. (a)                                7,300   $  164
  Teradyne, Inc. (a)                                         6,500      165
                                                                     ------
                                                                        329
                                                                     ------
TRANSPORTATION-1.3%
  CSX Corp.                                                  3,300      119
  Southwest Airlines Co.                                     6,100       98
                                                                     ------
                                                                        217
                                                                     ------
UTILITIES-4.6%
  Dominion Resources, Inc.                                   1,850      118
  Emerson Electric Co.                                       1,800      116
  Exelon Corp.                                               3,100      206
  PPL Corp.                                                  1,900       83
  Progress Energy, Inc.                                      2,800      127
  SCANA Corp.                                                3,300      113
                                                                     ------
                                                                        763
                                                                     ------
TOTAL COMMON STOCKS
  (Cost $9,216)                                                      10,799
                                                                     ------
SHORT-TERM OBLIGATION-3.5%
MONEY MARKET FUND-2.6%
  CIGNA Funds Group - Money Market Fund (d)                429,668      430
                                                                     ------

                                                         PRINCIPAL    VALUE
                                                             (000)    (000)
---------------------------------------------------------------------------
U.S. GOVERNMENT-0.9%
  U.S. Treasury Bills, 0.01%, 2/12/04                         $150  $   150
                                                                    -------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $580)                                                           580
                                                                    -------
TOTAL INVESTMENTS IN SECURITIES-100.7%
  (Total Cost $14,901) (e)                                           16,674
  Liabilities in excess of Cash and Other Assets - (0.7%)              (109)
                                                                    -------
NET ASSETS-100.0%                                                   $16,565
                                                                    =======

NOTES TO INVESTMENTS IN SECURITIES

(a) Non-income producing security.

(b) Indicates restricted security; the aggregate value of restricted securities is $71,072 (aggregate cost $64,576), which is approximately 0.4% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.

(c) Agency obligations are not guaranteed by the U.S. Government.

(d) TimesSquare Capital Management, Inc., the fund's Investment Adviser, is also the Adviser to the CIGNA Funds Group - Money Market Fund.

Tax Information

(e) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $14,921,101, was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost             $1,847,173
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                (94,278)
                                                                ----------
Unrealized appreciation - net                                   $1,752,895
                                                                ==========

(f) As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/
(depreciation) disclosed above) on a tax basis consisted of the following:

Undistributed ordinary income                                   $   13,281

Capital loss carryforward:
  expiring 2009                                                 $  826,204
  expiring 2010                                                    745,096
  expiring 2011                                                    347,043
                                                                ----------
                                                                $1,918,343
                                                                ==========

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   27

Large Cap Growth/Morgan Stanley Fund

INVESTMENTS IN SECURITIES
December 31, 2003

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS-98.3%
AGRICULTURE-0.6%
  Altria Group, Inc.                                          1,600       $   87
                                                                          ------
BANKS-2.3%
  Bank (The) of New York, Inc.                                4,075          135
  Wells Fargo & Co.                                           3,350          197
                                                                          ------
                                                                             332
                                                                          ------
BIOTECHNOLOGY-2.7%
  Amgen, Inc. (a)                                             4,821          298
  Biogen Idec, Inc. (a)                                         700           26
  Genzyme Corp. (a)                                           1,200           59
                                                                          ------
                                                                             383
                                                                          ------
COMMERCIAL TECHNOLOGY SERVICES-2.1%
  Accenture Ltd., Class A (a)                                 5,350          141
  Apollo Group, Inc., Class A (a)                             1,500          102
  Paychex, Inc.                                               1,400           52
                                                                          ------
                                                                             295
                                                                          ------
COMPUTERS & PERIPHERALS-4.0%
  Dell, Inc. (a)                                              6,225          211
  EMC Corp. (a)                                               4,675           60
  International Business Machines Corp.                       1,675          155
  Network Appliance, Inc. (a)                                 4,700           97
  SanDisk Corp. (a)                                             800           49
                                                                          ------
                                                                             572
                                                                          ------
COSMETICS/PERSONAL CARE-2.5%
  Colgate-Palmolive Co.                                       1,850           93
  Procter & Gamble Co.                                        2,575          257
                                                                          ------
                                                                             350
                                                                          ------
ELECTRICAL COMPONENTS & EQUIPMENT-0.8%
  Emerson Electric Co.                                        1,700          110
                                                                          ------
ELECTRONICS-0.4%
  Amphenol Corp. (a)                                            800           51
                                                                          ------

FINANCIAL-8.5%
  American Express Co.                                        3,950          191
  Citigroup, Inc.                                            10,641          517
  Goldman Sachs Group, Inc.                                   2,775          274
  Lehman Brothers Holdings, Inc.                              1,900          147
  Schwab (The) Charles Corp.                                  6,400           76
                                                                          ------
                                                                           1,205
                                                                          ------

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
FOOD & BEVERAGES-3.6%
  Anheuser-Bush Companies, Inc.                                2,000      $  105
  Coca-Cola (The) Co.                                          5,500         279
  PepsiCo, Inc.                                                2,685         125
                                                                          ------
                                                                             509
                                                                          ------
HEALTH CARE-6.6%
  Anthem, Inc. (a)                                             1,800         135
  Boston Scientific Corp. (a)                                  3,100         114
  Guidant Corp.                                                1,200          72
  INAMED Corp. (a)                                               703          34
  Johnson & Johnson                                            5,700         295
  Medtronic, Inc.                                              1,525          74
  St. Jude Medical, Inc. (a)                                   1,175          72
  UnitedHealth Group, Inc.                                     2,550         148
                                                                          ------
                                                                             944
                                                                          ------
INSURANCE-2.9%
  American International Group, Inc.                           6,300         418
                                                                          ------
INTERNET-4.3%
  eBay, Inc. (a)                                               4,700         304
  InterActive Corp. (a)                                        4,700         160
  Yahoo!, Inc. (a)                                             3,300         149
                                                                          ------
                                                                             613
                                                                          ------
LEISURE TIME-0.7%
  Carnival Corp.                                               2,400          95
                                                                          ------
MANUFACTURING-7.4%
  General Electric Co.                                        24,600         762
  3M Co.                                                       3,450         293
                                                                          ------
                                                                           1,055
                                                                          ------
MEDIA-4.2%
  Clear Channel Communications, Inc.                           3,300         155
  EchoStar Communications Corp., Class A (a)                   3,200         109
  News Corp. Ltd.                                              1,900          58
  Univision Communications, Inc., Class A (a)                  2,387          95
  Viacom, Inc., Class B                                        4,150         184
                                                                          ------
                                                                             601
                                                                          ------
OIL & GAS-1.8%
  Exxon Mobil Corp.                                            3,300         135
  Smith International, Inc. (a)                                2,950         122
                                                                          ------
                                                                             257
                                                                          ------

--
28   The Notes to Financial Statements are an integral part of these statements.

Large Cap Growth/Morgan Stanley Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS continued
PHARMACEUTICALS-8.4%
  Abbott Laboratories                                        2,775        $  129
  Allergan, Inc.                                               475            37
  Bristol-Myers Squibb Co.                                   1,800            51
  Caremark Rx, Inc. (a)                                      2,300            58
  Gilead Sciences, Inc. (a)                                    825            48
  Lilly (Eli) and Co.                                        1,300            91
  Merck & Co., Inc.                                          1,400            65
  Pfizer, Inc.                                              19,169           677
  Wyeth                                                        955            41
                                                                          ------
                                                                           1,197
                                                                          ------
RETAIL-10.5%
  Abercrombie & Fitch Co., Class A (a)                       1,900            47
  Bed Bath & Beyond, Inc. (a)                                2,000            87
  Chico's FAS, Inc. (a)                                      1,541            57
  Dollar Tree Stores, Inc. (a)                               4,510           136
  Home Depot, Inc.                                           6,790           241
  Lowe's Companies, Inc.                                     1,375            76
  McDonald's Corp.                                           3,500            87
  TJX (The) Companies, Inc.                                  2,325            51
  Target Corp.                                               5,641           217
  Tiffany & Co.                                              1,745            79
  Wal-Mart Stores, Inc.                                      5,975           317
  Walgreen Co.                                               1,018            37
  Yum! Brands, Inc. (a)                                      1,720            59
                                                                          ------
                                                                           1,491
                                                                          ------
SEMICONDUCTORS-9.4%
  Analog Devices, Inc.                                       4,500           205
  Applied Materials, Inc. (a)                                5,800           130
  Broadcom Corp., Class A (a)                                1,200            41
  Intel Corp.                                               13,900           448
  Linear Technology Corp.                                    3,225           136
  Marvel Technology Group Ltd. (a)                           2,400            91
  Maxim Integrated Products, Inc.                            1,000            50
  Novellus Systems, Inc. (a)                                 1,250            53
  Texas Instruments, Inc.                                    4,775           140
  Xilinx, Inc. (a)                                             900            35
                                                                          ------
                                                                           1,329
                                                                          ------
SOFTWARE-10.3%
  First Data Corp.                                           2,225            91
  Mercury Interactive Corp. (a)                              2,900           141
  Microsoft Corp.                                           29,900           823
  Novell, Inc. (a)                                           9,200            97
  Oracle Corp. (a)                                          10,475           138

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
SOFTWARE continued
  Peoplesoft, Inc. (a)                                        3,000     $     68
  Veritas Software Corp. (a)                                  2,650           98
                                                                        --------
                                                                           1,456
                                                                        --------
TELECOMMUNICATIONS-3.6%
  Cisco Systems, Inc. (a)                                    15,750          383
  Juniper Networks, Inc. (a)                                  1,900           35
  Qualcomm, Inc.                                              1,850          100
                                                                        --------
                                                                             518
                                                                        --------
TRANSPORTATION-0.7%
  United Parcel Service, Inc. Class B                         1,400          104
                                                                        --------
TOTAL COMMON STOCKS
  (Cost $12,286)                                                          13,972
                                                                        --------
SHORT-TERM OBLIGATION-1.2%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $167) (b)                                         167,423          167
                                                                        --------
TOTAL INVESTMENTS IN SECURITIES-99.5%
  (Total Cost $12,453) (c)                                                14,139
  Cash and Other Assets, Less Liabilities - 0.5%                              76
                                                                        --------
NET ASSETS-100.0%                                                       $ 14,215
                                                                        ========

NOTES TO INVESTMENTS IN SECURITIES

(a) Non-income producing security.

(b) TimesSquare Capital Management, Inc., the fund's Investment Adviser, is also the Adviser to the CIGNA Funds Group - Money Market Fund.

Tax Information

(c) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $13,163,313, was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost             $1,141,425
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value               (165,690)
                                                                ----------
Unrealized appreciation - net                                   $  975,735
                                                                ==========
(d) As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/
(depreciation) disclosed above) on a tax basis consisted of the following:

Undistributed ordinary income                                   $       50

Capital loss carryforward:
  expiring 2008                                                 $  387,542
  expiring 2009                                                  1,807,002
  expiring 2010                                                  2,322,387
  expiring 2011                                                    266,395
                                                                ----------
                                                                $4,783,326
                                                                ==========

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   29

Large Cap Value/John A. Levin & Co. Fund

INVESTMENTS IN SECURITIES
December 31, 2003

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS-97.9%
AEROSPACE & DEFENSE-4.3%
  Lockheed Martin Corp.                                        11,400     $  586
  Northrop Grumman Corp.                                        5,100        488
                                                                          ------
                                                                           1,074
                                                                          ------
AUTO PARTS & EQUIPMENT-0.8%
  Delphi Corp.                                                 19,700        201
                                                                          ------
BANKS-11.9%
  Bank of America Corp.                                         8,300        668
  Bank (The) of New York, Inc.                                 22,600        749
  FleetBoston Financial Corp.                                   8,100        354
  PNC Financial Services Group, Inc.                            6,300        345
  US Bancorp                                                   16,891        503
  Wells Fargo & Co.                                             5,700        336
                                                                          ------
                                                                           2,955
                                                                          ------
CHEMICALS-1.9%
  Dow (The) Chemical Co.                                        5,400        225
  du Pont (E.I.) de Nemours & Co.                               5,500        252
                                                                          ------
                                                                             477
                                                                          ------
COMMERCIAL TECHNOLOGY SERVICES-2.2%
  Accenture Ltd., Class A (a)                                  20,800        547
                                                                          ------
COMPUTERS-2.4%
  Hewlett-Packard Co.                                           7,700        177
  International Business Machines Corp.                         4,400        408
                                                                          ------
                                                                             585
                                                                          ------
COSMETICS/PERSONAL CARE-1.9%
  Procter & Gamble Co.                                          4,700        469
                                                                          ------
ELECTRIC-3.7%
  DTE Energy Co.                                                2,900        114
  Entergy Corp.                                                 5,900        337
  FirstEngery Corp.                                             5,500        194
  FPL Group, Inc.                                               4,300        281
                                                                          ------
                                                                             926
                                                                          ------
ELECTRONICS-2.9%
  Koninklijke (Royal) Philips Electronics Corp. ADR            16,496        480
  Thermo Electron Corp. (a)                                     9,600        242
                                                                          ------
                                                                             722
                                                                          ------
FINANCIAL-4.5%
  Citigroup, Inc.                                              14,400        699
  Freddie Mac                                                   2,600        152
  Morgan Stanley                                                4,700        272
                                                                          ------
                                                                           1,123
                                                                          ------

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
FOOD & BEVERAGES-4.4%
  Anheuser-Busch Companies, Inc.                              2,200       $  116
  Diageo PLC                                                  3,800          201
  PepsiCo., Inc.                                              6,800          317
  Sara Lee Corp.                                             21,700          471
                                                                          ------
                                                                           1,105
                                                                          ------
HEALTH CARE-3.7%
  HCA, Inc.                                                   7,400          318
  Johnson & Johnson                                           8,700          449
  Oxford Health Plans, Inc.                                   3,600          157
                                                                          ------
                                                                             924
                                                                          ------
HOUSEWARES-0.7%
  Newell Rubbermaid, Inc.                                     7,600          173
                                                                          ------
INSURANCE-5.6%
  American International Group, Inc.                          7,400          490
  Aon Corp.                                                   9,100          218
  Hancock (John) Financial Services, Inc.                     6,900          259
  XL Capital Ltd., Class A                                    5,300          411
                                                                          ------
                                                                           1,378
                                                                          ------
LEISURE TIME-0.0%
  Orbitz, Inc., Class A (a)                                     208            5
                                                                          ------
MANUFACTURING-9.6%
  Coopers Industries Ltd., (Class A)                          4,500          261
  Eastman Kodak Co.                                           8,100          208
  General Electric Co.                                       20,500          635
  Honeywell International, Inc.                               6,900          231
  Ingersoll-Rand Co., Class A                                 2,000          136
  Textron, Inc.                                               6,700          382
  Tyco International Ltd.                                    19,600          519
                                                                          ------
                                                                           2,372
                                                                          ------
MEDIA-7.5%
  Hughes Electronics Corp. (a)                               11,807          195
  Liberty Media Corp., Class A (a)                           20,800          247
  News Corp. Ltd.                                            18,698          566
  Time Warner, Inc. (a)                                      20,700          372
  Tribune Co.                                                 9,500          490
                                                                          ------
                                                                           1,870
                                                                          ------
MINING-1.3%
  Alcan, Inc.                                                 6,800          319
                                                                          ------

--
30   The Notes to Financial Statements are an integral part of these statements.

Large Cap Value/John A. Levin & Co. Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS continued
OIL & GAS-7.5%
  BP PLC                                                      10,300     $   508
  ChevronTexaco Corp.                                          2,600         225
  Exxon Mobil Corp.                                           13,900         570
  Unocal Corp.                                                10,400         383
  Williams Companies, Inc.                                    16,800         165
                                                                         -------
                                                                           1,851
                                                                         -------
PHARMACEUTICALS-4.9%
  Cardinal Health, Inc.                                        6,300         385
  Pfizer, Inc.                                                23,500         830
                                                                         -------
                                                                           1,215
                                                                         -------
RETAIL-4.9%
  Home Depot, Inc.                                            13,200         468
  Limited Brands                                              17,700         319
  McDonald's Corp.                                             9,500         236
  Target Corp.                                                 5,100         196
                                                                         -------
                                                                           1,219
                                                                         -------
SOFTWARE-5.0%
  Automatic Data Processing, Inc.                              6,000         238
  First Data Corp.                                             3,100         127
  Microsoft Corp.                                             18,900         521
  Oracle Corp. (a)                                            26,400         349
                                                                         -------
                                                                           1,235
                                                                         -------
TELECOMMUNICATIONS-4.3%
  SBC Communications, Inc.                                    20,500         534
  Verizon Communications, Inc.                                15,400         540
                                                                         -------
                                                                           1,074
                                                                         -------
TOYS, GAMES AND HOBBIES-0.4%
  Mattel, Inc.                                                 5,100          98
                                                                         -------
TRANSPORTATION-1.6%
  CSX Corp.                                                   10,900         392
                                                                         -------
TOTAL COMMON STOCKS
    (Cost $20,674)                                                        24,309
                                                                         -------

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION-3.8%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $950) (b)                                          950,446     $   950
                                                                         -------
TOTAL INVESTMENTS IN SECURITIES-101.7%
  (Total Cost $21,624) (c)                                                25,259
  Liabilities in excess of Cash and Other Assets - (1.7%)                   (436)
                                                                         -------
NET ASSETS-100.0%                                                        $24,823
                                                                         =======

NOTES TO INVESTMENTS IN SECURITIES

(a) Non-income producing security.

(b) TimesSquare Capital Management, Inc., the fund's Investment Adviser, is also the Adviser to the CIGNA Funds Group - Money Market Fund.

Tax Information

(c) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $22,009,237, was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost             $3,322,944
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                (73,641)
                                                                ----------
Unrealized appreciation - net                                   $3,249,303
                                                                ==========

(d) As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/
(depreciation) disclosed above) on a tax basis consisted of the following:

Undistributed ordinary income                                   $  117,182

Capital loss carryforward:
  expiring 2009                                                 $   56,200
  expiring 2010                                                    780,787
  expiring 2011                                                  2,610,516
                                                                ----------
                                                                $3,447,503
                                                                ==========

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   31

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES
December 31, 2003

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS-85.4%
  General Electric Co.                                     160,300       $ 4,966
  Microsoft Corp.                                          172,700         4,756
  ExxonMobil Corp.                                         105,594         4,329
  Pfizer, Inc.                                             121,906         4,307
  Citigroup, Inc.                                           82,389         3,999
  Wal-Mart Stores, Inc.                                     69,100         3,666
  Intel Corp.                                              104,300         3,358
  American International Group                              41,671         2,762
  Cisco Systems, Inc. (a)                                  110,200         2,677
  International Business Machine Corp.                      27,500         2,549
  Johnson & Johnson                                         47,434         2,450
  Procter & Gamble Co.                                      20,700         2,068
  Coca-Cola (The) Co.                                       39,100         1,984
  Bank of America Corp.                                     23,716         1,907
  Altria Group, Inc.                                        32,400         1,763
  Merck & Co., Inc.                                         35,500         1,640
  Wells Fargo & Co.                                         27,000         1,590
  Verizon Communications, Inc.                              44,128         1,548
  ChevronTexaco Corp.                                       17,029         1,471
  Dell, Inc. (a)                                            40,900         1,389
  SBC Communications, Inc.                                  52,906         1,379
  United Parcel Service, Inc., Class B                      18,000         1,342
  Time Warner, Inc.                                         72,200         1,299
  Home Depot, Inc.                                          36,300         1,288
  PepsiCo., Inc.                                            27,370         1,276
  Amgen, Inc. (a)                                           20,572         1,271
  Eli Lilly & Co.                                           17,900         1,259
  Viacom, Inc. , Class B                                    27,888         1,238
  Morgan (J.P.) Chase & Co.                                 32,560         1,196
  Comcast Corp., Class A (a)                                35,953         1,182
  Abbott Laboratories                                       25,000         1,165
  Fannie Mae                                                15,500         1,163
  Hewlett-Packard Co.                                       48,726         1,119
  Oracle Corp. (a)                                          83,500         1,102
  3M Co.                                                    12,500         1,063
  Morgan Stanley Dean Witter & Co.                          17,300         1,001
  American Express Co.                                      20,500           989
  Wachovia Corp.                                            21,170           986
  Medtronic, Inc.                                           19,400           943
  US Bancorp                                                30,796           917
  Wyeth                                                     21,300           904
  Bristol-Myers Squibb Co.                                  31,000           887
  Merrill Lynch & Co., Inc.                                 15,100           886
  Tyco International Ltd.                                   31,971           847

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
  BellSouth Corp.                                          29,500       $  835
  Bank One Corp.                                           17,802          812
  Texas Instruments, Inc.                                  27,600          811
  Disney (Walt) Co.                                        32,700          763
  Goldman Sachs Group, Inc.                                 7,600          750
  Fleet Boston Financial Corp.                             16,860          736
  du Pont (E.I.) de Nemours & Co.                          15,929          731
  ConocoPhillips                                           10,845          711
  United Technologies Corp.                                 7,500          711
  Lowe's Companies, Inc.                                   12,600          698
  Qualcomm, Inc.                                           12,800          690
  Anheuser-Busch Cos., Inc.                                13,000          685
  eBay, Inc. (a)                                           10,300          665
  Freddie Mac                                              11,100          647
  Dow (The) Chemical Co.                                   14,660          609
  Walgreen Co.                                             16,400          597
  Gillette (The), Co.                                      16,200          595
  Applied Materials, Inc. (a)                              26,500          595
  Washington Mutual, Inc.                                  14,360          576
  Boeing (The) Co.                                         13,450          567
  Target Corp.                                             14,600          561
  UnitedHealth Group, Inc.                                  9,400          547
  Fifth Third Bancorp                                       9,046          535
  Alcoa, Inc.                                              13,844          526
  Motorola, Inc.                                           37,135          522
  Schlumberger Ltd.                                         9,300          509
  MBNA Corp.                                               20,362          506
  McDonald's Corp.                                         20,300          504
  EMC Corp. (a)                                            38,374          496
  Nextel Communications, Inc., Class A (a)                 17,600          494
  Allstate (The) Corp.                                     11,200          482
  Boston Scientific Corp. (a)                              13,100          482
  General Motors Corp.                                      9,000          481
  Kimberly-Clark Corp.                                      8,100          479
  First Data Corp.                                         11,600          477
  Yahoo, Inc. (a)                                          10,500          474
  Ford Motor Co.                                           29,288          469
  Honeywell International, Inc.                            13,762          460
  Clear Channel Communications, Inc.                        9,800          459
  Caterpillar, Inc.                                         5,500          457
  Emerson Electric Co.                                      6,700          434
  Colgate-Palmolive Co.                                     8,600          430
  Cardinal Health, Inc.                                     6,925          424
  Illinois Tool Works, Inc.                                 4,900          411
  Bank (The) of New York Co., Inc.                         12,400          411

--
32   The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS continued
  Schering-Plough Corp.                                    23,500       $  409
  MetLife, Inc.                                            12,100          407
  Marsh & McLennan Cos., Inc.                               8,500          407
  Carnival Corp.                                           10,100          401
  Sysco Corp.                                              10,300          383
  Gannett Co., Inc.                                         4,300          383
  Automatic Data Processing                                 9,500          376
  Lockheed Martin Corp.                                     7,200          370
  Cendant Corp. (a)                                        16,185          360
  Prudential Financial, Inc.                                8,600          359
  Forest Laboratories, Inc. (a)                             5,800          358
  Southern (The) Co.                                       11,700          354
  AT&T Wireless Services, Inc. (a)                         43,136          345
  HCA, Inc.                                                 7,900          339
  BB&T Corp.                                                8,700          336
  Newmont Mining Corp.                                      6,900          335
  Lehman Brothers Holdings, Inc.                            4,300          332
  Gap (The), Inc.                                          14,250          331
  International Paper Co.                                   7,664          330
  Dominion Resources, Inc.                                  5,168          330
  National City Corp.                                       9,700          329
  FedEx Corp.                                               4,800          324
  Exelon Corp.                                              4,862          323
  SunTrust Banks, Inc.                                      4,500          322
  Guidant Corp.                                             5,000          301
  Aflac, Inc.                                               8,200          297
  Duke Energy Corp.                                        14,500          297
  Baxter International, Inc.                                9,700          296
  General Dynamics Corp.                                    3,200          289
  Nike, Inc., Class B                                       4,200          288
  Union Pacific Corp.                                       4,100          284
  Progressive (The) Corp.                                   3,400          284
  Northrop Grumman Corp.                                    2,971          284
  State Street Corp.                                        5,300          276
  Waste Management, Inc.                                    9,295          275
  Sara Lee Corp.                                           12,600          274
  Travelers Property Casualty Co., Class B                 16,077          273
  Stryker Corp.                                             3,200          272
  General Mills, Inc.                                       6,000          272
  Best Buy Co., Inc.                                        5,200          272
  Costco Wholesale Corp. (a)                                7,300          271
  SLM Corp.                                                 7,200          271
  Zimmer Holdings, Inc. (a)                                 3,830          270
  Analog Devices, Inc.                                      5,900          269

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
  Hartford Financial Services Group                         4,500       $  266
  Omnicom Group                                             3,000          261
  Maxim Integrated Products                                 5,200          259
  Tribune Co.                                               5,000          258
  Occidental Petroleum Corp.                                6,100          258
  Schwab, (The) Charles Corp.                              21,675          257
  AT&T Corp.                                               12,636          257
  Avon Products, Inc.                                       3,800          256
  Veritas Software Corp. (a)                                6,800          253
  Computer Associates International, Inc.                   9,200          252
  Golden West Financial Corp.                               2,400          248
  Kellogg Co.                                               6,500          248
  Deere & Co.                                               3,800          247
  Kohl's Corp. (a)                                          5,400          243
  PNC Financial Services Group, Inc.                        4,400          241
  Sprint Corp. (FON Group)                                 14,400          236
  Sun Microsystems, Inc. (a)                               52,200          234
  Alltel Corp.                                              5,000          233
  WellPoint Health Networks (a)                             2,400          233
  Danaher Corp.                                             2,500          229
  Electronic Arts, Inc. (a)                                 4,800          229
  Harley-Davidson, Inc.                                     4,800          228
  CVS Corp.                                                 6,300          228
  ConAgra Foods, Inc.                                       8,600          227
  Capital One Financial Corp.                               3,700          227
  Weyerhaeuser Co.                                          3,500          224
  Agilent Technologies, Inc. (a)                            7,613          223
  Countrywide Financial Corp.                               2,933          222
  Paychex, Inc.                                             5,975          222
  Mellon Financial Corp.                                    6,900          222
  Corning, Inc. (a)                                        21,200          221
  Kroger Co. (a)                                           11,900          220
  McGraw-Hill (The) Cos., Inc.                              3,100          217
  Staples, Inc. (a)                                         7,850          214
  Xilinx, Inc. (a)                                          5,500          213
  Devon Energy Corp.                                        3,700          212
  Linear Technology Corp.                                   5,000          210
  Apache Corp.                                              2,583          209
  Franklin Resources, Inc.                                  4,000          208
  Entergy Corp.                                             3,600          206
  Anadarko Petroleum Corp.                                  4,029          206
  Starbucks Corp. (a)                                       6,200          205
  Chubb Corp.                                               3,000          204
  Heinz (H.J) Co.                                           5,600          204
  Bed Bath & Beyond, Inc. (a)                               4,700          204

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   33

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS continued
  Masco Corp.                                                  7,400      $  203
  Univision Communications, Inc., Class A (a)                  5,100         202
  Wrigley (Wm.) Jr. Co.                                        3,600         202
  Southwest Airlines Co.                                      12,530         202
  Praxair, Inc.                                                5,200         199
  Raytheon Co.                                                 6,600         198
  Keycorp                                                      6,700         196
  International Game Technology                                5,500         196
  Biogen Idec, Inc. (a)                                        5,260         193
  American Electric Power Co., Inc.                            6,320         193
  Burlington Northern Santa Fe Corp.                           5,900         191
  Apollo Group, Inc., Class A (a)                              2,800         190
  Air Products & Chemicals, Inc.                               3,600         190
  Ingersoll-Rand Co., Class A                                  2,800         190
  FPL Group, Inc.                                              2,900         190
  Electronic Data Systems Corp.                                7,700         189
  Lucent Technologies, Inc. (a)                               66,530         189
  FirstEnergy Corp.                                            5,300         187
  Sears Roebuck and Co.                                        4,100         187
  ACE Ltd.                                                     4,500         186
  Equity Office Properties Trust                               6,400         183
  PG&E Corp. (a)                                               6,600         183
  Halliburton Co.                                              7,000         182
  Kla-Tencor Corp. (a)                                         3,100         182
  Burlington Resources, Inc.                                   3,210         178
  Genzyme Corp. (General Division) (a)                         3,600         178
  Progress Energy, Inc.                                        3,900         177
  TJX Cos., Inc.                                               8,000         176
  Campbell Soup Co.                                            6,500         174
  Xerox Corp. (a)                                             12,600         174
  SouthTrust Corp.                                             5,300         173
  PPG Industries, Inc.                                         2,700         173
  John Hancock Financial Services                              4,600         173
  Principal Financial Group                                    5,200         172
  St. Jude Medical, Inc. (a)                                   2,800         172
  Baker Hughes, Inc.                                           5,340         172
  Chiron Corp. (a)                                             3,000         171
  Marriott International, Inc., Class A                        3,700         171
  XL Capital Ltd., Class A                                     2,200         171
  Symantec Corp. (a)                                           4,900         170
  Intuit, Inc. (a)                                             3,200         169
  Becton Dickinson & Co.                                       4,100         169
  Public Service Enterprise Group                              3,800         166
  Marathon Oil Corp.                                           5,000         165

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
  Lexmark International, Inc., Class A (a)                  2,100       $  165
  Clorox Co.                                                3,400          165
  Anthem, Inc. (a)                                          2,200          165
  Fortune Brands, Inc.                                      2,300          164
  Broadcom Corp., Class A (a)                               4,800          164
  Johnson Controls, Inc.                                    1,400          163
  Northern Trust Corp.                                      3,500          162
  Aetna, Inc.                                               2,400          162
  Hershey Foods Corp.                                       2,100          162
  Allergan, Inc.                                            2,100          161
  Yum! Brands, Inc. (a)                                     4,680          161
  Comerica, Inc.                                            2,850          160
  Coca-Cola Enterprises, Inc.                               7,300          160
  Archer-Daniels-Midland Co.                               10,369          158
  Paccar, Inc.                                              1,850          157
  Safeway, Inc. (a)                                         7,100          156
  Block (H&R), Inc.                                         2,800          155
  Consolidated Edison, Inc.                                 3,600          155
  Rohm & Haas Co.                                           3,553          152
  Unocal Corp.                                              4,100          151
  Pitney Bowes, Inc.                                        3,700          150
  McKesson Corp.                                            4,673          150
  Limited Brands, Inc.                                      8,300          150
  Loews Corp.                                               3,000          148
  Medco Health Solutions, Inc. (a)                          4,341          148
  Biomet, Inc.                                              4,050          147
  Norfolk Southern Corp.                                    6,200          147
  Adobe Systems, Inc.                                       3,700          145
  Moody's Corp.                                             2,400          145
  St. Paul Companies                                        3,628          144
  Simon Property Group, Inc.                                3,100          144
  Synovus Financial Corp.                                   4,850          140
  Altera Corp. (a)                                          6,100          138
  AmSouth Bancorp                                           5,650          138
  Marshall & Ilsley Corp.                                   3,600          138
  PeopleSoft, Inc. (a)                                      6,012          137
  Federated Department Stores                               2,900          137
  MBIA, Inc.                                                2,300          136
  Cintas Corp.                                              2,700          135
  May (The) Department Stores Co.                           4,650          135
  Albertson's, Inc.                                         5,888          133
  Mattel, Inc.                                              6,900          133
  Computer Sciences Corp. (a)                               3,000          133
  Micron Technology, Inc.                                   9,800          132
  Regions Financial Corp.                                   3,500          130

--
34   The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS continued
  Equity Residential                                          4,400       $  130
  Eaton Corp.                                                 1,200          130
  Sungard Data Systems, Inc. (a)                              4,600          127
  Dover Corp.                                                 3,200          127
  CIGNA Corp. (b)                                             2,200          127
  Textron, Inc.                                               2,200          126
  Quest Diagnostics (a)                                       1,700          124
  Apple Computer, Inc. (a)                                    5,800          124
  Transocean, Inc. (a)                                        5,142          123
  TXU Corp.                                                   5,200          123
  Georgia-Pacific Corp.                                       4,010          123
  PPL Corp.                                                   2,800          123
  CSX Corp.                                                   3,400          122
  Freeport-McMoRan Copper & Gold, Class B                     2,900          122
  Qwest Communications International (a)                     28,209          122
  Charter One Financial, Inc.                                 3,527          122
  AMBAC Financial Group, Inc.                                 1,750          121
  Monsanto Co.                                                4,217          121
  Bear Stearns (The) Cos., Inc.                               1,517          121
  American Standard Cos., Inc. (a)                            1,200          121
  Fiserv, Inc. (a)                                            3,050          121
  Ameren Corp.                                                2,600          120
  Autozone, Inc. (a)                                          1,400          119
  Tenet Healthcare Corp. (a)                                  7,400          119
  AON Corp.                                                   4,950          119
  National Semiconductor Corp. (a)                            3,000          118
  Kinder Morgan, Inc.                                         2,000          118
  Eastman Kodak Co.                                           4,600          118
  Jefferson-Pilot Corp.                                       2,275          115
  Starwood Hotels & Resorts Worldwide, Inc.                   3,200          115
  New York Times Co., Class A                                 2,400          115
  Edison International                                        5,200          114
  Lincoln National Corp.                                      2,800          113
  Penney (J.C.) Co., Inc.                                     4,300          113
  Network Appliance, Inc. (a)                                 5,500          113
  Dollar General Corp.                                        5,360          113
  Ecolab, Inc.                                                4,100          112
  ITT Industries, Inc.                                        1,500          111
  Parker Hannifin Corp.                                       1,850          110
  Sempra Energy                                               3,655          110
  Concord EFS, Inc. (a)                                       7,400          110
  Siebel Systems, Inc. (a)                                    7,900          110
  Cincinnati Financial Corp.                                  2,600          109
  Cinergy Corp.                                               2,800          109

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
  Xcel Energy, Inc.                                           6,365       $  108
  Centex Corp.                                                1,000          108
  Rockwell Automation, Inc.                                   3,000          107
  Phelps Dodge Corp. (a)                                      1,400          107
  DTE Energy Co.                                              2,700          106
  Constellation Energy Group, Inc.                            2,700          106
  Molex, Inc.                                                 3,025          106
  Sanmina-SCI Corp. (a)                                       8,300          105
  Hilton Hotels Corp.                                         6,100          104
  Tiffany & Co.                                               2,300          104
  Interpublic Group Cos., Inc. (a)                            6,600          103
  Medimmune, Inc. (a)                                         4,000          102
  Pepsi Bottling Group, Inc.                                  4,200          102
  AmerisourceBergen Corp.                                     1,800          101
  Novellus Systems, Inc. (a)                                  2,400          101
  Avery Dennison Corp.                                        1,800          101
  Knight-Ridder, Inc.                                         1,300          101
  Family Dollar Stores                                        2,800          100
  Newell Rubbermaid, Inc.                                     4,410          100
  North Fork Bancorporation, Inc.                             2,400           97
  Nabors Industries Ltd. (a)                                  2,300           95
  T. Price Rowe Group, Inc.                                   2,000           95
  Union Planters Corp.                                        3,000           94
  IMS Health, Inc.                                            3,800           94
  MeadWestvaco Corp.                                          3,155           94
  Pulte Homes, Inc.                                           1,000           94
  AES (The) Corp. (a)                                         9,900           93
  Brown-Forman Corp., Class B                                 1,000           93
  Prologis                                                    2,900           93
  Genuine Parts Co.                                           2,800           93
  UST, Inc.                                                   2,600           93
  Sprint Corp. (PCS Group) (a)                               16,500           93
  NiSource, Inc.                                              4,200           92
  KeySpan Corp.                                               2,500           92
  Health Management Associates , Class A                      3,800           91
  MGIC Investment Corp.                                       1,600           91
  Delphi Corp.                                                8,920           91
  Jabil Circuit, Inc. (a)                                     3,200           91
  BJ Services Co. (a)                                         2,500           90
  Harrah's Entertainment, Inc.                                1,800           90
  Plum Creek Timber Co., Inc.                                 2,900           88
  First Tennessee National Corp.                              2,000           88
  Cooper Industries Ltd., Class A                             1,500           87
  Express Scripts, Inc. (a)                                   1,300           86
  Zions Bancorporation                                        1,400           86

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   35

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS continued
  Avaya, Inc. (a)                                            6,635        $   86
  Safeco Corp.                                               2,200            86
  Rockwell Collins, Inc.                                     2,800            84
  Office Depot, Inc. (a)                                     5,000            84
  Advanced Micro Devices, Inc. (a)                           5,600            83
  EOG Resources, Inc.                                        1,800            83
  JDS Uniphase Corp. (a)                                    22,700            83
  Huntington Bancshares, Inc.                                3,651            82
  Torchmark Corp.                                            1,800            82
  Reynolds (RJ) Tobacco Holdings, Inc.                       1,400            81
  Autonation, Inc. (a)                                       4,400            81
  Williams Cos., Inc.                                        8,200            81
  Whirlpool Corp.                                            1,100            80
  Sherwin-Williams (The) Co.                                 2,300            80
  RadioShack Corp.                                           2,600            80
  EL Paso Corp.                                              9,690            79
  Teradyne, Inc. (a)                                         3,100            79
  Unisys Corp. (a)                                           5,300            79
  American Power Conversion                                  3,200            78
  Watson Pharmaceuticals, Inc. (a)                           1,700            78
  Solectron Corp. (a)                                       13,100            77
  QLogic Corp. (a)                                           1,500            77
  CenturyTel, Inc.                                           2,350            77
  Vulcan Materials Co.                                       1,600            76
  Sealed Air Corp. (a)                                       1,396            76
  Nordstrom, Inc.                                            2,200            75
  UnumProvident Corp.                                        4,774            75
  Noble Corp. (a)                                            2,100            75
  Kerr-McGee Corp.                                           1,607            75
  Amerada Hess Corp.                                         1,400            74
  VF Corp.                                                   1,700            74
  Nucor Corp.                                                1,300            73
  Grainger (W.W.), Inc.                                      1,500            71
  Allied Waste Industries, Inc. (a)                          5,100            71
  Wendy's International, Inc.                                1,800            71
  Jones Apparel Group Inc.                                   2,000            70
  Applera Corp. (Applied Biosystem)                          3,400            70
  Mercury Interactive Corp. (a)                              1,400            68
  BMC Software, Inc. (a)                                     3,600            67
  Leggett & Platt, Inc.                                      3,100            67
  McCormick & Co., Inc.                                      2,200            66
  Scientific-Atlanta, Inc.                                   2,400            66
  Thermo Electron Corp. (a)                                  2,600            66
  Robert Half International, Inc. (a)                        2,800            65

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
  Bard (C.R.), Inc.                                             800       $  65
  Dow Jones & Co., Inc.                                       1,300          65
  Janus Capital Group, Inc.                                   3,900          64
  Novell, Inc. (a)                                            6,000          63
  Waters Corp. (a)                                            1,900          63
  Sigma-Aldrich Corp.                                         1,100          63
  Symbol Technologies, Inc.                                   3,650          62
  Sunoco, Inc.                                                1,200          61
  Nvidia Corp. (a)                                            2,600          60
  Liz Claiborne, Inc.                                         1,700          60
  Supervalu, Inc.                                             2,100          60
  Pinnacle West Capital Corp.                                 1,500          60
  Engelhard Corp.                                             2,000          60
  Pactiv Corp. (a)                                            2,500          60
  Hasbro, Inc.                                                2,800          60
  King Pharmaceuticals, Inc. (a)                              3,900          60
  Humana, Inc. (a)                                            2,600          59
  Black & Decker Corp.                                        1,200          59
  NCR Corp. (a)                                               1,500          58
  Alberto-Culver Co., Class B                                   900          57
  Goodrich Corp.                                              1,900          56
  Temple-Inland, Inc.                                           900          56
  United States Steel Corp.                                   1,600          56
  Citizens Communications Co.                                 4,500          56
  Darden Restaurants, Inc.                                    2,650          56
  Citrix Systems, Inc. (a)                                    2,600          55
  Tellabs, Inc. (a)                                           6,500          55
  PMC - Sierra, Inc. (a)                                      2,700          54
  Donnelley (RR) & Sons Co.                                   1,800          54
  Equifax, Inc.                                               2,200          54
  Pall Corp.                                                  2,000          54
  Ball Corp.                                                    900          54
  Providian Financial Corp. (a)                               4,600          54
  Comverse Technology, Inc. (a)                               3,000          53
  Navistar International Corp. (a)                            1,100          53
  International Flavors & Fragrances, Inc.                    1,500          52
  LSI Logic Corp. (a)                                         5,900          52
  Apartment Investment & Mgt. Co., Class A                    1,500          52
  Fluor Corp.                                                 1,300          52
  KB Home                                                       700          51
  CIENA Corp. (a)                                             7,600          50
  Federated Investors, Inc., Class B                          1,700          50
  Sabre Holdings Corp., Class A                               2,307          50
  Stanley (The) Works                                         1,300          49
  Ashland, Inc.                                               1,100          48

--
36   The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS continued
  Manor Care, Inc.                                         1,400        $   48
  Brunswick Corp.                                          1,500            48
  Centerpoint Energy, Inc.                                 4,922            48
  Eastman Chemical Co.                                     1,200            47
  Boise Cascade Corp.                                      1,400            46
  Autodesk, Inc.                                           1,800            44
  Tektronix, Inc.                                          1,400            44
  Dana Corp.                                               2,401            44
  TECO Energy, Inc.                                        3,000            43
  Toys R US, Inc. (a)                                      3,400            43
  Bausch & Lomb, Inc.                                        800            42
  Convergys Corp. (a)                                      2,300            40
  Bemis Co.                                                  800            40
  Monster Worldwide, Inc. (a)                              1,800            40
  Meredith Corp.                                             800            39
  ADC Telecommunications, Inc. (a)                        12,700            38
  Compuware Corp. (a)                                      6,000            36
  Reebok International Ltd.                                  900            35
  Rowan Cos., Inc.                                         1,500            35
  Millipore Corp. (a)                                        800            34
  Cummins, Inc.                                              700            34
  Ryder System, Inc.                                       1,000            34
  PerkinElmer, Inc.                                        2,000            34
  Coors (Adolph) Co., Class B                                600            34
  Circuit City Stores, Inc.                                3,300            33
  Maytag Corp.                                             1,200            33
  Deluxe Corp.                                               800            33
  Calpine Corp. (a)                                        6,600            32
  Crane Co.                                                1,000            31
  Louisiana-Pacific Corp. (a)                              1,700            30
  Snap-On, Inc.                                              900            29
  Andrew Corp. (a)                                         2,500            29
  Applied Micro Circuits Corp. (a)                         4,800            29
  Cooper Tire & Rubber Co.                                 1,200            26
  Big Lots, Inc. (a)                                       1,800            26
  Allegheny Energy, Inc. (a)                               2,000            26
  Worthington Industries                                   1,400            25
  Peoples Energy Corp.                                       600            25
  Dynegy, Inc., Class A (a)                                5,800            25

                                                          NUMBER OF        VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
    Gateway, Inc. (a)                                      5,200      $     24
    Nicor, Inc.                                              700            24
    Delta Air Lines, Inc. (a)                              2,000            24
    CMS Energy Corp. (a)                                   2,600            22
    Winn-Dixie Stores, Inc.                                2,200            22
    American Greetings, Class A (a)                        1,000            22
    Visteon Corp.                                          2,090            22
    Great Lakes Chemical Corp.                               800            22
    Dillard's, Inc., Class A                               1,300            21
    Hercules, Inc. (a)                                     1,700            21
    Thomas & Betts Corp.                                     900            21
    Goodyear (The) Tire & Rubber Co. (a)                   2,600            20
    Allegheny Technologies, Inc.                           1,300            17
    Parametric Technology Corp. (a)                        4,200            17
    Tupperware Corp.                                         900            16
    Power-One, Inc. (a)                                    1,300            14
                                                                      --------
  TOTAL COMMON STOCKS
    (Cost $163,021)                                                    164,191
                                                                      --------
  SHORT-TERM OBLIGATIONS-14.5%
  MONEY MARKET FUND-13.5%
    CIGNA Funds Group - Money Market Fund (c)         26,009,836        26,010
                                                                      --------

                                                         PRINCIPAL
                                                             (000)
                                                         ---------
U.S. GOVERNMENT-1.0%
  U.S. Treasury Bills, (d)
  0.96%, 04/01/04                                         $   25          25
  0.97%, 04/01/04                                          1,400       1,396
  0.98%, 04/01/04                                            150         150
  0.97%, 06/03/04                                            300         299
                                                                    --------
                                                                       1,870
                                                                    --------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $27,880)                                                      27,880
                                                                    --------
TOTAL INVESTMENTS IN SECURITIES-99.9.%
  (Total Cost $190,901) (e)                                          192,071
  Cash and Other Assets Less Liabilities - (0.1%)                        290
                                                                    --------
NET ASSETS-100.0%                                                   $192,361
                                                                    ========

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   37

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

(a) Non-income producing security.

(b) TimesSquare Capital Management, Inc., the fund's Investment Adviser, is an indirect wholly owned subsidiary of CIGNA Corp.

(c) TimesSquare Capital Management, Inc., the fund's Investment Adviser, is also the Adviser to the CIGNA Funds Group - Money Market Fund.

(d) This security or a portion thereof is pledged as collateral for Stock Index Futures Contracts. At December 31, 2003, the Fund was long 98, S&P 500 Futures Contracts expiring in March 2004. Unrealized gain amounted to $648,862. Underlying face value was $26,560,838 and underlying market value was $27,209,700.

Tax Information

(e) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $190,929,413 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost            $27,342,963
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value            (26,201,149)
                                                               -----------
Unrealized appreciation - net                                  $ 1,141,814
                                                               ===========
(f) As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/
(depreciation) disclosed above) on a tax basis consisted of the following:

Undistributed ordinary income                                  $         0

Capital loss carryforward:
  expiring 2009                                                $ 1,753,910
  expiring 2010                                                  9,431,252
                                                               -----------
                                                               $11,185,162
                                                               ===========

--
38   The Notes to Financial Statements are an integral part of these statements.

Small Cap Growth/TimesSquare Fund

INVESTMENTS IN SECURITIES
December 31, 2003

                                           NUMBER OF        VALUE
                                              SHARES        (000)
-----------------------------------------------------------------
COMMON STOCKS-94.6%
ADVERTISING-2.5%
  Getty Images, Inc. (a)                     200,000    $  10,026
                                                        ---------
AEROSPACE/DEFENSE-1.9%
  MTC Technologies, Inc. (a)                 107,600        3,467
  Orbital Sciences Corp. (a)                 332,400        3,995
                                                        ---------
                                                            7,462
                                                        ---------
BIOTECHNOLOGY-2.7%
  Bio-Rad Laboratories, Inc. Class A (a)      80,000        4,614
  ID Biomedical Corp. (a)                     94,900        1,126
  Protein Design Labs, Inc. (a)              180,000        3,222
  Supergen, Inc. (a)                         174,200        1,916
                                                        ---------
                                                           10,878
                                                        ---------
COMMERCIAL SERVICES-11.8%
  Advisory Board Co. (The) (a)                98,200        3,428
  Alliance Data Systems Corp. (a)            296,600        8,210
  Arbitron, Inc. (a)                         128,000        5,340
  ChoicePoint, Inc. (a)                      100,000        3,809
  Corporate Executive Board Co. (a)          150,000        7,001
  Education Management Corp. (a)             303,400        9,418
  FTI Consulting, Inc. (a)                   110,000        2,571
  Rent-A-Center, Inc. (a)                    200,000        5,976
  Ritchie Bros. Auctioneers, Inc.             30,000        1,593
                                                        ---------
                                                           47,346
                                                        ---------
COMPUTERS-3.8%
  BISYS Group, Inc. (The) (a)                185,000        2,753
  Factset Research Systems, Inc.              55,000        2,102
  Henry (Jack) & Associates, Inc.            200,000        4,116
  Magma Design Automation, Inc. (a)          103,000        2,404
  NetScreen Technologies, Inc. (a)           160,000        3,960
                                                        ---------
                                                           15,335
                                                        ---------
DISTRIBUTION/WHOLESALE-1.3%
  Central European Distribution Corp. (a)      6,700          212
  SCP Pool Corp. (a)                         156,075        5,101
                                                        ---------
                                                            5,313
                                                        ---------
ELECTRICAL COMPONENTS & EQUIPMENT-0.9%
  Advanced Energy Industries, Inc. (a)       145,300        3,785
                                                        ---------
ELECTRONICS-5.8%
  Cymer, Inc. (a)                             70,000        3,233
  Gentex Corp.                                80,000        3,533
  Mettler-Toledo International, Inc. (a)     150,600        6,357
  National Instruments Corp.                  87,400        3,974
  Photon Dynamics, Inc. (a)                   71,500        2,877
  TTM Technologies, Inc. (a)                 210,000        3,545
                                                        ---------
                                                           23,519
                                                        ---------

                                           NUMBER OF        VALUE
                                              SHARES        (000)
-----------------------------------------------------------------
ENTERTAINMENT-2.3%
  Alliance Gaming Corp. (a)                  124,200    $   3,062
  AMC Entertainment, Inc. (a)                187,200        2,847
  Macrovision Corp. (a)                      155,000        3,501
                                                        ---------
                                                            9,410
                                                        ---------
ENVIRONMENTAL-1.2%
  Stericycle, Inc. (a)                       104,000        4,857
                                                        ---------
EXCHANGE TRADED FUND-1.5%
  iShares Russell 2000 Index Fund             55,000        6,094
                                                        ---------
FINANCIAL-7.7%
  Boston Private Financial Holdings, Inc.    100,000        2,484
  CapitalSource, Inc. (a)                    145,000        3,144
  City National Corp.                         70,000        4,348
  Investment Technology Group, Inc. (a)      114,400        1,848
  Investors Financial Services Corp.         156,000        5,992
  Jefferies Group, Inc.                      106,500        3,517
  UCBH Holdings, Inc.                        132,000        5,144
  Wintrust Financial Corp.                   100,000        4,510
                                                        ---------
                                                           30,987
                                                        ---------
FOOD & BEVERAGES-2.7%
  American Italian Pasta Co. Class A          95,000        3,981
  Constellation Brands, Inc. Class A (a)     120,000        3,952
  United Natural Foods, Inc. (a)              81,100        2,912
                                                        ---------
                                                           10,845
                                                        ---------
HEALTH CARE-7.2%
  DaVita, Inc. (a)                           202,516        7,898
  Lincare Holdings, Inc. (a)                 181,800        5,459
  Molina Healthcare, Inc. (a)                108,600        2,740
  Pediatrix Medical Group, Inc. (a)           85,000        4,683
  Province Healthcare Co. (a)                200,000        3,200
  Respironics, Inc. (a)                      114,400        5,158
                                                        ---------
                                                           29,138
                                                        ---------
INSURANCE-1.4%
  Markel Corp. (a)                            21,500        5,450
                                                        ---------
INTERNET-1.0%
  Macromedia, Inc. (a)                       115,100        2,053
  Netopia, Inc. (a)                          135,000        1,968
                                                        ---------
                                                            4,021
                                                        ---------
MACHINERY-DIVERSIFIED-0.4%
  Graco, Inc.                                 41,300        1,656
                                                        ---------
MEDIA-2.5%
  Entercom Communications Corp. (a)          100,000        5,296
  Nexstar Broadcasting Group, Inc. (a)        73,200        1,004
  Radio One, Inc. Class D (a)                190,000        3,667
                                                        ---------
                                                            9,967
                                                        ---------

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   39

Small Cap Growth/TimesSquare Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                    NUMBER OF        VALUE
                                                       SHARES        (000)
--------------------------------------------------------------------------
COMMON STOCKS continued
OIL & GAS-5.3%
  Brown (Tom), Inc. (a)                               110,000     $  3,547
  Evergreen Resources, Inc. (a)                       115,000        3,739
  Hydril Co. (a)                                       74,500        1,783
  Patina Oil & Gas Corp.                               80,000        3,919
  Patterson-UTI Energy, Inc. (a)                      118,500        3,901
  Varco International, Inc. (a)                       210,000        4,332
                                                                  --------
                                                                    21,221
                                                                  --------
PHARMACEUTICALS-4.9%
  Atrix Laboratories, Inc. (a)                        114,200        2,745
  Ligand Pharmaceuticals, Inc. Class B (a)            175,000        2,571
  Medicis Pharmaceutical Corp. Class A                 19,100        1,362
  NBTY, Inc. (a)                                       59,100        1,587
  Omnicare, Inc.                                       90,000        3,635
  Pharmaceutical Resources, Inc. (a)                   65,500        4,267
  VCA Antech, Inc. (a)                                120,000        3,718
                                                                  --------
                                                                    19,885
                                                                  --------
RETAIL-1.4%
  Advance Auto Parts, Inc. (a)                         70,000        5,698
                                                                  --------
SEMICONDUCTORS-6.6%
  Emulex, Corp. (a)                                   125,000        3,335
  Integrated Circuit Systems, Inc. (a)                115,000        3,276
  LTX Corp. (a)                                       110,400        1,659
  Photronics, Inc. (a)                                266,500        5,309
  Semtech Corp. (a)                                   180,000        4,091
  Skyworks Solutions, Inc. (a)                        233,500        2,031
  Standard Microsystems Corp. (a)                      80,000        2,024
  Supertex, Inc. (a)                                   57,200        1,093
  Transwitch Corp. (a)                                800,000        1,840
  Zoran Corp. (a)                                     113,000        1,965
                                                                  --------
                                                                    26,623
                                                                  --------
SOFTWARE-9.3%
  Altiris, Inc. (a)                                   130,700        4,768
  Cognos, Inc. (a)                                    120,000        3,674
  Embarcadero Technologies, Inc. (a)                  111,500        1,778
  Fair Isaac & Co.                                     62,200        3,058
  Global Payments, Inc.                               140,000        6,597
  IMPAC Medical Systems, Inc. (a)                     120,000        3,067
  Informatica Corp. (a)                               450,000        4,635
  Lawson Software, Inc. (a)                           120,000          988
  Mantech International Corp. Class A (a)             107,300        2,677
  NDCHealth Corp.                                     110,800        2,839
  SERENA Software, Inc. (a)                           191,500        3,514
                                                                  --------
                                                                    37,595
                                                                  --------

                                                    NUMBER OF        VALUE
                                                       SHARES        (000)
--------------------------------------------------------------------------
STORAGE/WAREHOUSING-0.7%
  Mobile Mini, Inc. (a)                               134,800     $  2,658
                                                                  --------
TELECOMMUNICATIONS-6.1%
  3Com Corp. (a)                                      500,000        4,085
  Plantronics, Inc. (a)                                90,000        2,939
  Primus Telecommunications Group, Inc. (a)           316,800        3,225
  PTEK Holdings, Inc. (a)                             260,000        2,291
  REMEC, Inc. (a)                                     226,300        1,903
  SafeNet, Inc. (a)                                    95,000        2,923
  Spectrasite, Inc. (a)                                90,000        3,127
  West Corp. (a)                                      180,000        4,181
                                                                  --------
                                                                    24,674
                                                                  --------
TOYS/GAMES-0.8%
  Marvel Enterprises, Inc. (a)                        110,000        3,202
                                                                  --------
TRANSPORTATION-0.9%
  P.A.M. Transportation Services, Inc. (a)             70,000        1,493
  Pacer International, Inc. (a)                       104,000        2,103
                                                                  --------
                                                                     3,596
                                                                  --------
TOTAL COMMON STOCKS
    (Cost $328,354)                                                381,241
                                                                  --------
SHORT-TERM OBLIGATION-5.3%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $21,224) (b)                             21,223,904       21,224
                                                                  --------
TOTAL INVESTMENTS IN SECURITIES-99.9%
  (Total Cost $349,578) (c)                                        402,465
  Cash and Other Assets Less Liabilities - 0.1%                        318
                                                                  --------
NET ASSETS-100.0%                                                 $402,783
                                                                  ========

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 (b) TimesSquare Capital Management, Inc., the fund's Investment Adviser, is also the Adviser to the CIGNA Funds Group - Money Market Fund.

     Tax Information

 (c) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $350,586,273, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost            $58,979,233
  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value             (7,101,038)
                                                                 -----------
  Unrealized appreciation - net                                  $51,878,195
                                                                 ===========

 (d) As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

  Undistributed ordinary income     $3,178,685
  Undistributed capital gains       $1,647,185

--
40   The Notes to Financial Statements are an integral part of these statements.

Small Cap Value/Perkins, Wolf, McDonnell Fund

INVESTMENTS IN SECURITIES
December 31, 2003

                                              NUMBER OF       VALUE
                                                 SHARES       (000)
-------------------------------------------------------------------
COMMON STOCKS-84.4%
APPAREL-1.5%
  Wolverine World Wide, Inc.                     80,000    $  1,630
                                                           --------
AUTO PARTS & EQUIPMENT-2.0%
  Superior Industries International, Inc.        52,000       2,263
                                                           --------
BANKS-12.4%
  Brookline Bancop, Inc.                        170,000       2,608
  Chittenden Corp.                               38,500       1,295
  Community Bank System, Inc.                    30,000       1,470
  First Niagara Financial Group, Inc.            97,000       1,446
  FNB Corp.                                      50,000       1,773
  Seacoast Financial Services Co.                64,000       1,754
  Susquehanna Bancshares, Inc.                   55,000       1,376
  Washington Federal, Inc.                       70,000       1,988
                                                           --------
                                                             13,710
                                                           --------
BUILDING MATERIALS-1.1%
  Texas Industries, Inc.                         34,100       1,262
                                                           --------
CHEMICALS-1.5%
  Schulman (A.), Inc.                            77,000       1,642
                                                           --------
COMMERCIAL SERVICES-1.3%
  Spherion Corp. (a)                            150,000       1,469
                                                           --------
COMPUTERS-0.9%
  Covansys Corp. (a)                             84,600         931
                                                           --------
ELECTRONICS-3.0%
  Coherent, Inc. (a)                             45,000       1,071
  Mettler-Toledo International, Inc. (a)         54,000       2,279
                                                           --------
                                                              3,350
                                                           --------
ENGINEERING & CONSTRUCTION-3.7%
  Dycom Industries, Inc. (a)                     23,000         617
  EMCOR Group, Inc. (a)                          50,000       2,195
  Insituform Technologies, Inc., Class A (a)     75,000       1,238
                                                           --------
                                                              4,050
                                                           --------
FOREST PRODUCTS & PAPER-1.3%
  Rayonier, Inc.                                 35,424       1,470
                                                           --------
HEALTH CARE-5.8%
  Cytyc Corp. (a)                               120,000       1,651
  LifePoint Hospitals, Inc. (a)                  35,000       1,031
  Province Healthcare Co. (a)                    83,000       1,328
  Steris Corp. (a)                              105,000       2,373
                                                           --------
                                                              6,383
                                                           --------
HOME BUILDERS-2.3%
  Ryland Group, Inc.                             12,000       1,064
  Standard-Pacific Corp.                         30,000       1,457
                                                           --------
                                                              2,521
                                                           --------

                                              NUMBER OF       VALUE
                                                 SHARES       (000)
-------------------------------------------------------------------
HOME FURNISHINGS-2.1%
  La-Z-Boy, Inc.                                110,000    $  2,308
                                                           --------
HOUSEWARES-1.3%
  Libbey, Inc.                                   50,000       1,424
                                                           --------
INSURANCE-2.9%
  Harleysville Group, Inc.                       51,200       1,018
  Horace Mann Educators Corp.                    80,000       1,118
  Scottish Re Group Ltd.                         50,000       1,039
                                                           --------
                                                              3,175
                                                           --------
INTERNET-0.5%
  Internet Security Systems, Inc. (a)            32,000         603
                                                           --------
IRON & STEEL-1.0%
  Steel Dynamics, Inc. (a)                       48,500       1,139
                                                           --------
MACHINERY-2.7%
  Global Power Equipment Group, Inc. (a)        165,000       1,102
  Joy Global, Inc.                               73,000       1,909
                                                           --------
                                                              3,011
                                                           --------
MANUFACTURING-4.5%
  Aptargroup, Inc.                               33,000       1,287
  Harsco Corp.                                   55,000       2,410
  Trinity Industries, Inc.                       42,000       1,295
                                                           --------
                                                              4,992
                                                           --------
METAL FABRICATE/HARDWARE-1.1%
  Kaydon Corp.                                   47,000       1,214
                                                           --------
MINING-1.2%
  Arch Coal, Inc.                                43,000       1,340
                                                           --------
OIL & GAS-10.0%
  Brown (Tom), Inc. (a)                          65,000       2,096
  Cal Dive International, Inc. (a)               80,000       1,929
  Energy Partners, Ltd. (a)                     147,000       2,043
  Forest Oil Corp. (a)                           38,200       1,091
  Key Energy Services, Inc. (a)                 210,000       2,165
  Maverick Tube Corp. (a)                        40,500         780
  Newfield Exploration Co. (a)                   22,500       1,002
                                                           --------
                                                             11,106
                                                           --------
PHARMACEUTICALS-1.1%
  Priority Healthcare Corp., Class B (a)         52,000       1,254
                                                           --------
REIT-6.7%
  Alexandria Real Estate Equities, Inc.          29,500       1,708
  Brandywine Realty Trust                        60,000       1,606
  Equity One, Inc.                               90,000       1,519
  Home Properties, Inc.                          40,000       1,616
  Manufactured Home Communities, Inc.            25,000         941
                                                           --------
                                                              7,390
                                                           --------

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   41

Small Cap Value/Perkins, Wolf, McDonnell Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                               NUMBER OF           VALUE
                                                                  SHARES           (000)
----------------------------------------------------------------------------------------
COMMON STOCKS continued
RETAIL-2.2%
  Casey's General Stores, Inc.                                    85,000     $     1,501
  Too, Inc. (a)                                                   55,000             928
                                                                            ------------
                                                                                   2,429
                                                                            ------------
SOFTWARE-4.7%
  Activision, Inc. (a)                                            60,000           1,092
  Informatica Corp. (a)                                           98,000           1,009
  NetIQ Corp. (a)                                                115,000           1,524
  Pinnacle Systems, Inc. (a)                                     190,000           1,621
                                                                            ------------
                                                                                   5,246
                                                                            ------------
TELECOMMUNICATIONS-2.1%
  Advanced Fibre Communications, Inc. (a)                         20,000             403
  Newport Corp. (a)                                               63,000           1,041
  Stratex Networks, Inc. (a)                                     200,000             850
                                                                            ------------
                                                                                   2,294
                                                                            ------------
TRANSPORTATION-2.2%
  Kansas City Southern (a)                                        95,000           1,360
  USF Corp.                                                       32,000           1,094
                                                                            ------------
                                                                                   2,454
                                                                            ------------
TRUCKING & LEASING-1.3%
  GATX Corp.                                                      50,000           1,399
                                                                            ------------
TOTAL COMMON STOCKS
    (Cost $76,605)                                                93,459
                                                                            ------------
SHORT-TERM OBLIGATION-15.9%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $17,629) (b)                                        17,628,993     $    17,629
                                                                            ------------
TOTAL INVESTMENTS IN SECURITIES-100.3%
  (Total Cost $94,234) (c)                                                       111,088
  Liabilities in excess of Cash and Other Assets - (0.3%)                          (309)
                                                                            ------------
NET ASSETS-100.0%                                                            $   110,779
                                                                            ============

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

(a) Non-income producing security.

(b) TimesSquare Capital Management, Inc., the fund's Investment Adviser, is also the Adviser to the CIGNA Funds Group - Money Market Fund.

Tax Information

(c) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $94,354,833, was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost             $16,967,832
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                (234,261)
                                                                -----------
Unrealized appreciation - net                                   $16,733,571
                                                                ===========

d) As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

Undistributed ordinary income                                    $2,470,560
Undistributed capital gains                                      $  535,873

42   The Notes to Financial Statements are an integral part of these statements.

International Blend/Bank of Ireland Fund

INVESTMENTS IN SECURITIES
December 31, 2003

                                                         NUMBER OF         VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS-97.4%
AUSTRALIA-2.4%
  James Hardie Industries NV                                 5,910        $   31
  National Australia Bank Ltd.                               3,740            84
  News Corp. Ltd.                                            9,602            87
  Westpac Banking Corp.                                      7,030            84
                                                                          ------
                                                                             286
                                                                          ------
CANADA-0.5%
  Royal Bank of Canada                                       1,155            55
                                                                          ------
FINLAND-1.3%
  Nokia OYJ                                                  8,652           149
                                                                          ------
FRANCE-8.9%
  Aventis SA                                                 4,294           283
  AXA                                                        6,347           136
  France Telecom (a)                                         3,198            91
  LaFarge SA                                                 1,442           128
  Total Fina Elf SA                                          2,261           420
                                                                          ------
                                                                           1,058
                                                                          ------
GERMANY-6.5%
  Bayer AG                                                   3,384            99
  Bayerische Motoren Werke AG                                4,604           213
  Deutsche Bank AG                                           1,873           155
  E. ON AG                                                   4,650           303
                                                                          ------
                                                                             770
                                                                          ------
HONG KONG-3.3%
  Cheung Kong Holdings Ltd.                                 14,000           111
  China Life Insurance Co., Ltd.                            46,000            38
  Johnson Electric Holdings Ltd.                            31,500            40
  Li & Fung Ltd.                                            30,000            51
  Sun Hung Kai Properties Ltd.                              11,000            91
  Swire Pacific Ltd.                                        10,000            62
                                                                          ------
                                                                             393
                                                                          ------
IRELAND-0.8%
  CRH PLC                                                    4,639            95
                                                                          ------
ITALY-3.7%
  ENI-Ente Nazionale Idrocarburi SpA                        12,841           242
  Telecom Italia SpA                                        65,818           195
                                                                          ------
                                                                             437
                                                                          ------

                                                         NUMBER OF         VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
JAPAN-14.3%
  Acom Co. Ltd.                                                990        $   45
  Canon, Inc.                                                8,000           373
  Fanuc Ltd.                                                 1,400            84
  Honda Motor Co. Ltd.                                       5,400           240
  Hoya Corp.                                                 1,700           156
  Mitsubishi Tokyo Financial Group (a)                          11            86
  Nippon Telegraph & Telephone Corp.                            51           246
  NTT DoCoMo, Inc.                                              20            45
  Ricoh Co. Ltd.                                             3,000            59
  Rohm Co. Ltd.                                                700            82
  Shin-Etsu Chemical Co. Ltd.                                3,100           127
  Shionogi Co.                                               3,000            56
  Takeda Chemical Industries Ltd.                            2,500            99
                                                                          ------
                                                                           1,698
                                                                          ------
NETHERLANDS-9.3%
  ABN-Amro Holdings NV                                      10,756           251
  Heineken NV                                                1,394            53
  ING Groep NV                                              12,901           301
  Koninklijke Ahold NV (a)                                   7,402            56
  Koninklijke (Royal) Philips Electronics NV                 7,400           216
  Reed Elsevier NV                                           8,039           100
  TPG NV                                                     3,000            70
  VNU NV                                                     1,710            54
                                                                          ------
                                                                           1,101
                                                                          ------
SINGAPORE-0.5%
  United Overseas Bank Ltd.                                  8,000            62
                                                                          ------
SOUTH KOREA-4.1%
  Korea Electric Power Corp.                                 2,380            43
  KT Corp.                                                   1,560            58
  POSCO                                                        727            99
  Samsung Electronics Co., Ltd. GDR                            741           280
                                                                          ------
                                                                             480
                                                                          ------
SPAIN-3.7%
  Banco Santander Central Hispano SA                        21,776           258
  Telefonica SA                                             12,009           176
                                                                          ------
                                                                             434
                                                                          ------
SWITZERLAND-12.4%
  Nestle SA                                                  1,675           418
  Novartis AG                                                5,475           248
  Roche Holdings AG                                          2,306           233
  Swiss Reinsurance                                          3,060           207
  UBS AG                                                     5,285           362
                                                                          ------
                                                                           1,468
                                                                          ------

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   43

International Blend/Bank of Ireland Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                         NUMBER OF         VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS continued
UNITED KINGDOM-25.7%
  Barclays PLC                                              32,270        $  287
  British American Tobacco PLC                               8,648           119
  BT Group PLC                                              15,490            52
  Cadbury Schweppes PLC                                     15,124           111
  Centrica PLC                                              18,718            71
  Compass Group PLC                                         15,723           107
  Diageo PLC                                                12,326           162
  GlaxoSmithKline PLC                                       10,129           231
  HSBC Holdings PLC                                         12,111           190
  Kingfisher PLC                                            14,683            73
  Lloyds TSB Group PLC                                      25,353           203
  Marks & Spencer Group PLC                                  6,000            31
  Prudential PLC                                            12,692           107
  Reed Elsevier PLC                                          5,764            48
  Shell Transport and Trading Co.                           27,938           207
  Smith & Nephew PLC                                         9,367            78
  Smiths Group PLC                                           3,334            39
  Tesco PLC                                                 34,517           159
  Travis Perkins PLC                                           944            22
  Unilever PLC                                              24,480           228
  Vodafone Group PLC                                       131,243           325
  Wolseley PLC                                               8,653           122
  WPP Group PLC                                              7,157            70
                                                                          ------
                                                                           3,042
                                                                          ------
TOTAL COMMON STOCKS
    (Cost $10,501)                                                        11,528
                                                                          ------
WARRANTS-0.1%
FRANCE-0.1%
  AXA expiring 12/21/04 (Cost - $6)                            396             8
                                                                          ------

                                                         NUMBER OF         VALUE
                                                            SHARES         (000)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION-2.4%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $290) (b)                                        290,277       $   290
                                                                         -------
TOTAL INVESTMENT IN SECURITIES-99.9%
  (Total Cost $10,797) (c)                                                11,826
  Cash and Other Assets, Less Liabilities - 0.1%                              15
                                                                         -------
NET ASSETS-100.0%                                                        $11,841
                                                                         =======

NOTES TO INVESTMENTS IN SECURITIES

(a) Non-income producing security.

(b) TimesSquare Capital Management, Inc., the fund's Investment Adviser, is also the Adviser to the CIGNA Funds Group - Money Market Fund.

Tax Information

(c) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $11,164,094 was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost            $ 1,483,180
  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value              (819,545)
                                                                 -----------
  Unrealized appreciation - net                                  $  663,635
                                                                 ===========

(d) As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

  Undistributed ordinary income                                  $    5,294
  Capital loss carryforward:
  expiring 2008                                                     129,744
  expiring 2009                                                     597,403
  expiring 2010                                                   1,509,283
  expiring 2011                                                     685,797
                                                                 ----------
                                                                 $2,922,227
                                                                 ==========

--
44   The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES
December 31, 2003

                                                                PRINCIPAL  VALUE
                                                                    (000)  (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS-92.9%
BASIC MATERIALS-0.5%
  International Paper Co., 5.50%, 2014                               $ 90   $ 90
  Stora Enso Oyj, 7.38%, 2011                                          55     64
  Weyerhaeuser Co., 5.25%, 2009                                        50     52
                                                                            ----
                                                                             206
                                                                            ----
COMMUNICATIONS & MEDIA-10.5%
  AT&T Corp., 8.75% (coupon change based on rating), 2031              35     41
  AT&T Wireless Services, Inc., 8.13%, 2012                            80     94
  British Sky Broadcasting PLC, 8.20%, 2009                           155    184
  British Telecommunications PLC, 8.88% (coupon change
    based on rating), 2030                                             50     65
  Comcast Corp., 5.85%, 2010                                           50     53
  Deutsche Telekom International Finance BV,
    8.50% (coupon change based on rating), 2010                       120    145
    8.75% (coupon change based on rating), 2030                        85    109
  France Telecom SA,
    8.45% (coupon change based on rating), 2006                        30     34
    9.00% (coupon change based on rating), 2011                       390    468
    9.75% (coupon change based on rating), 2031                        35     47
  Kyivstar GSM, 12.75%, 2005
    (144A security acquired Nov. 2002 & Jan. 2003 for $82) (b)         80     88
  Koninklijke KPN, NV, 8.00%, 2010                                    190    227
  Liberty Media Corp.,
    3.50%, 2006                                                       320    322
    5.70%, 2013                                                        20     20
  News America Holdings,
    7.75%, 2045                                                        60     71
    7.90%, 2095                                                        65     74
    8.25%, 2096                                                        20     24
  News America, Inc., 6.75%, 2038                                      15     17
  PTC International Finance II SA, 11.25%, 2009                       165    182
  Qwest Capital Funding Inc., 7.00%, 2009                              15     15
  Shaw Communications, Inc.,
    8.25%, 2010                                                        90    102
    7.20%, 2011                                                        30     32
  Sprint Capital Corp.,
    6.13%, 2008                                                        45     48
    8.38%, 2012                                                        35     41
    6.88%, 2028                                                       125    122
    8.75%, 2032                                                        65     77
  Tele Communications, Inc.,
    9.80%, 2012                                                       115    150
    7.88%, 2013                                                       180    213

                                                              PRINCIPAL    VALUE
                                                                  (000)    (000)
--------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA continued
  Telecom Italia Capital SA,
    5.25%, 2013
    (144A security acquired Oct. 2003 for $145) (b)           $   145     $  145
    6.38%, 2033
    (144A security acquired Oct. 2003 for $80) (b)                 80         80
  TELUS Corp.,
    7.50%, 2007                                                   120        134
    8.00%, 2011                                                   295        345
  Time Warner, Inc.,
    8.18%, 2007                                                   250        289
    9.13%, 2013                                                    60         76
    8.05%, 2016                                                   240        285
  TPSA Finance BV, 7.75%, 2008
    (144A security acquired Oct. 2002, Apr., June, July,
    Aug. & Oct. 2003 for $180) (b)                                165        175
  Univision Communications, Inc., 7.85%, 2011                     155        184
  Verizon Florida, Inc., 6.13%, 2013                               55         59
                                                                          ------
                                                                           4,837
                                                                          ------
CONSUMER & RETAIL-3.7%
  Bunge Ltd. Finance Corp., 4.38%, 2008
    (144A security acquired Dec. 2003 for $95) (b)                 95         96
  Campbell Soup Co., 5.88%, 2008                                   65         71
  Heinz (H.J.) Co., 6.38%, 2028                                    10         11
  Heinz (H.J.) Finance Co., 6.75%, 2032                            40         45
  Kellogg Co., 6.60%, 2011                                        220        247
  Kraft Foods, Inc.,
    5.25%, 2007                                                    35         37
    5.63%, 2011                                                   100        105
    5.25%, 2013                                                   135        136
  Kroger Co., 7.50%, 2031                                          20         23
  Michaels Stores, Inc., 9.25%, 2009                              115        127
  Miller Brewing Co., 5.50%, 2013
    (144A security acquired Aug. 2003 for $84) (b)                 85         87
  Safeway, Inc., 7.25%, 2031                                       15         16
  Schuler Homes, Inc., 9.38%, 2009                                140        158
  Toll Corp., 8.25%, 2011                                          55         61
  VFB LLC, 10.25%, 2009 (a)                                     2,065        468
                                                                          ------
                                                                           1,688
                                                                          ------
DIVERSIFIED-0.6%
  General Electric Co., 5.00%, 2013                               205        207
  ITT Industries, Inc., 7.40%, 2025                                70         80
                                                                          ------
                                                                             287
                                                                          ------

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   45

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                              PRINCIPAL    VALUE
                                                                  (000)    (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS continued
FINANCIAL-12.1%
  American Express Credit, Ser. 1999-1A, 5.60%, 2006                $415    $420
  BankBoston Corp., 8.25%, 2026                                       50      58
  Boeing Capital Corp., 6.10%, 2011                                   40      43
  CIT Group, Inc.,
    6.50%, 2006                                                       80      87
    6.88%, 2009                                                       30      34
  Citigroup, Inc.,
    3.50%, 2008                                                      400     401
    7.25%, 2010                                                      100     117
  Countrywide Home Loans., 5.50%, 2007                                25      27
  Credit Suisse First Boston Mortgage Securities Corp.,
    4.63%, 2008                                                       45      47
    5.50%, 2013                                                       35      36
    Interest Only 7.50%, 2032                                        340      21
    Interest Only 8.00%, 2032                                        460      29
  Dresdner Bank AG New York, 7.25%, 2015                              40      46
  Dresdner Funding Trust I, 8.15%, 2031
    (144A security acquired Apr. & June 2003 for $176) (b)           160     183
  First Union Capital One, 7.94%, 2027                                45      51
  Ford Motor Credit Co.,
    6.88%, 2006                                                      220     235
    7.38%, 2009                                                      145     159
    7.38%, 2011                                                       75      82
  General Motors Acceptance Corp.,
    6.88%, 2011                                                      265     285
    7.25%, 2011                                                       50      55
    7.00%, 2012                                                       25      27
  Golden West Financial Corp., 4.13%, 2007                            85      88
  Goldman Sachs Group, Inc., 6.88%, 2011                             155     176
  Household Finance Corp.,
    4.13%, 2008                                                      150     151
    6.38%, 2012                                                       90      99
  HVB Funding Trust III, 9.00%, 2031
    (144A security acquired June 2003 for $195) (b)                  185     223
  International Lease Finance Corp., 6.38%, 2009                      80      88
  Korea Development Bank,
    4.25%, 2007                                                       20      20
    5.50%, 2012                                                       10      10
  Lehman Brothers Holdings, Inc., 6.63%, 2012                        100     113
  Manufacturers & Traders Trust, 8.00%, 2010                          60      72
  Midland Funding II, 13.25%, 2006                                    30      35
  Morgan (J.P.) Co., 6.00%, 2009                                      95     104
  Morgan Stanley Group, Inc., 6.75%, 2011                            105     119

                                                              PRINCIPAL    VALUE
                                                                  (000)    (000)
--------------------------------------------------------------------------------
FINANCIAL continued
  National Rural Utilities Cooperative Finance Corp.,
    5.75%, 2009                                                  $   55   $   60
  NB Capital Trust IV, 8.25%, 2027                                   65       75
  Old Kent Bank, Step Coupon (7.75% to 8/15/05), 2010               155      167
  Prudential Funding LLC, 6.60%, 2008
    (144A security acquired Aug. 2002 for $64)                       60       67
  Residential Asset Mortgage Products, Inc., Interest Only,
    5.75%, 2005 (c)                                               1,216       52
  Santander Central Hispano Issuance, 7.63%, 2010                    80       95
  Santander Financial Issuances, 6.80%, 2005                         40       43
  Sanwa Finance Aruba AEC, 8.35%, 2009                              100      117
  Sovereign Bancorp., Inc., 10.50%, 2006                            555      656
  Standard Chartered Bank, 8.00%, 2031
    (144A security acquired Mar. & Aug. 2002 for $126) (b)          120      145
  Takefuji Corp., 9.20%, 2011
    (144A security acquired Dec. 2003 for $33) (b)                   30       33
  UFJ Finance Aruba AEC, 6.75%, 2013                                100      107
  Union Planters Corp., 6.75%, 2005                                 130      141
  U.S. West Capital Funding, Inc., 6.50%, 2018                       10        9
  Wells Fargo & Co., 4.95%, 2013                                     65       65
                                                                          ------
                                                                           5,573
                                                                          ------
FOREIGN GOVERNMENT-2.3%
  Argentina (Republic of), 11.38%, 2017                             180       50
  Brazil (Federal Republic of), 9.25%, 2010                          40       43
  Bulgaria (Republic of), Floating Rate, 1.94%, 2024                100       99
  Quebec (Province of Canada),
    5.50%, 2006                                                     255      274
    5.00%, 2009                                                      20       21
    7.50%, 2023                                                     190      233
  Russian Federation, Step Coupon (5.00% to 3/31/07), 2030
    (144A security acquired Sep. 2002, July, Sept. &
    Oct. 2003 for $194) (b)                                         235      226
  United Mexican States, 8.30%, 2031                                100      113
                                                                          ------
                                                                           1,059
                                                                          ------
HEALTH CARE-0.2%
  HCA, Inc.,
    5.25%, 2008                                                  $   45   $   46
    7.50%, 2033                                                      25       26
  Tenet Healthcare Corp., 7.38%, 2013                                35       35
                                                                          ------
                                                                             107
                                                                          ------

--
46   The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                              PRINCIPAL    VALUE
                                                                  (000)    (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS continued
INDUSTRIAL-2.0%
  Arrow Electronics, Inc., 6.88%, 2013                             $ 25     $ 27
  Avnet, Inc., 9.75%, 2008                                           25       29
  BAE Systems Holdings, 6.40%, 2011
    (144A security acquired Dec. 2001, Nov. 2002 &
    Apr. 2003 for $228) (b)                                         225      242
  Inco Limited, 5.70%, 2015                                          65       66
  Lockheed Martin Corp.,
    8.20%, 2009                                                     210      255
    8.50%, 2029                                                     115      151
  Noranda, Inc., 6.00%, 2015                                         50       51
  Systems 2001 Asset Trust LLC, 7.16%, 2011
    (144A security acquired June 2001 & Mar. 2002
    for $114) (b)                                                   111      122
                                                                            ----
                                                                             943
                                                                            ----
INSURANCE-1.4%
  American Re Corp., 7.45%, 2026                                    155      173
  AXA SA, 8.60%, 2030                                                55       69
  Monumental Global Funding II, 3.85%, 2008
    (144A security acquired Feb. 2003 for $95) (b)                   95       96
  Travelers Property Casualty Corp., 5.00%, 2013                     65       65
  Zurich Capital Trust I, 8.38%, 2037
    (144A security acquired Jan., June, July, Aug. &
    Oct. 2003 for $209) (b)                                         215      247
                                                                            ----
                                                                             650
                                                                            ----
OIL & GAS-1.8%
  Amerada Hess Corp., 7.30%, 2031                                   100      103
  Conoco Funding Co., 6.35%, 2011                                   250      280
  Devon Financing Corp. ULC, 6.88%, 2011                             60       68
  Duke Capital Corp., 6.25%, 2013                                    15       16
  Duke Energy Field Services LLC,
    5.75%, 2006                                                      20       21
    6.88%, 2011                                                      15       17
  Occidental Petroleum Corp.,
    7.65%, 2006                                                     215      236
    6.75%, 2012                                                      20       23
  Petroleos Mexicanos, 9.50%, 2027                                   65       77
                                                                            ----
                                                                             841
                                                                            ----
PHARMACEUTICALS-0.7%
  Lilly (Eli) & Co., 6.77%, 2036                                    160      182
  Wyeth,
    5.25%, 2013                                                      25       25
    5.50%, 2014                                                     100      101
                                                                            ----
                                                                             308
                                                                            ----

                                                              PRINCIPAL    VALUE
                                                                  (000)    (000)
--------------------------------------------------------------------------------
TRANSPORTATION-2.1%
  American Airlines, 7.38%, 2016                             $  162       $  115
  Burlington Northern Santa Fe, 6.75%, 2029                      20           22
  Continental Airlines, Inc., 6.90%, 2017                       209          175
  Federal Express Corp., 7.60%, 2097                             45           50
  Ford Motor Co., 6.38%, 2029                                    60           54
  Norfolk Southern Corp.,
    7.70%, 2017                                                  70           84
    7.90%, 2097                                                  90          106
  Union Pacific Corp.,
    7.60%, 2005                                                 145          155
    5.75%, 2007                                                 110          119
    6.13%, 2012                                                  85           92
                                                                          ------
                                                                             972
                                                                          ------
U.S. GOVERNMENT & AGENCIES (d)-52.0%
  Fannie Mae,
    2.50%, 2008                                               1,975        1,908
    4.38%, 2013                                                 305          300
    5.50%, 2017                                                 528          547
    7.00%, 2031                                                 120          128
    8.00%, 2031                                                  89           96
    6.50%, 2032                                               1,003        1,049
    7.00%, 2032                                               1,020        1,082
    5.50%, 2033                                               1,405        1,424
    6.00%, 2033                                                 475          491
    6.50%, 2033                                                 418          437
    Interest Only 7.30%, 2042 (c)                             2,869           73
  Financing Corp.,
    Principal Strips from
    8.60%, 2019                                                 241           99
    9.70%, 2019                                                 360          154
  Freddie Mac,
    2.75%, 2008                                                 310          305
    6.00%, 2017                                                 452          474
    4.50%, 2018                                               1,383        1,384
    5.00%, 2018                                               1,555        1,586
    6.00%, 2032                                               1,232        1,274
    7.50%, 2032                                                 387          415
    5.00%, 2033                                               1,986        1,962
    5.50%, 2033                                               1,495        1,514
    Interest Only 9.75%, 2043 (c)                             2,869           75
  Ginnie Mae,
    6.50%, 2031                                                 241          254
    6.50%, 2032                                                 149          157
    5.50%, 2033                                                 385          392
    6.00%, 2033                                                 357          372

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   47

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

                                                              PRINCIPAL    VALUE
                                                                  (000)    (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS continued
U.S. GOVERNMENT & AGENCIES continued
  U.S. Treasury Bonds,
    8.75%, 2017                                                $   560   $   785
    6.00%, 2026                                                    900       998
  U.S. Treasury Inflation Indexed Note,
    3.00%, 2012                                                    406       443
  U.S. Treasury Notes,
    7.88%, 2004                                                  2,805     2,965
    4.63%, 2006                                                    725       768
    5.00%, 2011                                                     65        70
                                                                         -------
                                                                          23,981
                                                                         -------
UTILITIES-3.0%
  American Electric Power, Inc., 5.38%, 2010                        20        21
  Carolina Power & Light Co., 6.50%, 2012                           55        61
  CenterPoint Energy,
    5.70%, 2013
    (144A security acquired Mar. 2003 for $70) (b)                  70        73
    7.88%, 2013
    (144A security acquired March, June & Dec. 2003
    for $81) (b)                                                    70        79
  Columbus Southern Power Co., 5.50%, 2013                          30        31
  Detroit Edison Co.,
    6.13%, 2010                                                     95       104
    6.35%, 2032                                                     15        16
  Dominion Resources Inc., 6.25%, 2012                              35        38
  DPL, Inc., 8.25%, 2007                                            85        93
  First Energy Corp.,
    5.50%, 2006                                                    140       145
    6.45%, 2011                                                    170       176
    7.38%, 2031                                                     35        36
  Nisource Finance Corp., 7.88%, 2010                              110       131
  Ohio Power Co., 5.50%, 2013                                       15        15
  Oncor Electric Delivery Co., 7.25%, 2033                          70        80
  Pinnacle Partners LP, 8.83%, 2004
    (144A security acquired Mar. & Oct. 2002 for $61) (b)           80        83
  Progress Energy, Inc., 7.00%, 2031                                60        64
  Tenaska Alabama II Partners LP, 6.13%, 2023
    (144A security acquired Oct. 2003 for $80) (b)                  80        83
  TXU Australia Holdings LP, 6.15%, 2013
    (144A security acquired Dec. 2003 for $40) (b)                  40        41
                                                                         -------
                                                                           1,370
                                                                         -------
TOTAL LONG-TERM BONDS
    (Cost - $41,437)                                                      42,822
                                                                         -------

                                                              NUMBER OF    VALUE
                                                                 SHARES    (000)
--------------------------------------------------------------------------------
PREFERRED STOCK-2.9%
COMMUNICATIONS & MEDIA-0.3%
  Centaur Funding Corp., 9.08%
    (144A security acquired Jan., Aug. & Nov. 2001
    for $130) (b)                                                   120      147
                                                                             ---
FINANCIAL-2.6%
  BCI US Funding Trust, Step Coupon (8.01% to 7/15/08)
    (144A security acquired Jan. & Apr. 2003 for $209) (b)          190      218
  DBS Capital Funding Corp., Step Coupon
    (7.66% to 3/21/2011)
    (144A security acquired Oct. 2003 for $197) (b)                 175      202
  IBJ Preferred Capital Co. LLC, Step Coupon
    (8.79% to 6/30/08)
    (144A security acquired Jan., July, Aug. & Dec. 2003
    for $432) (b)                                                   425      463
  Natexis AMBS Co. LLC., Step Coupon (8.44% to 6/30/08)
    (144A security acquired May 2002 for $114)                      105      123
  RBS Capital Trust I, Step Coupon (4.71% to 7/01/13)               210      201
                                                                             ---
                                                                           1,207
                                                                           -----
TOTAL PREFERRED STOCK
    (Cost - $1,291)                                                        1,354
                                                                           -----
SHORT-TERM OBLIGATIONS-3.3%
MONEY MARKET FUND-3.1%
  CIGNA Funds Group - Money Market Fund (e)                   1,431,427    1,431
                                                                           -----

                                                              PRINCIPAL    VALUE
                                                                  (000)    (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT-0.2%
    U.S. Treasury Bills, 0.97%, 4/01/04 (f)                  $    75          75
                                                                         -------
TOTAL SHORT-TERM OBLIGATIONS
    (Cost - $1,506)                                                        1,506
                                                                         -------
TOTAL INVESTMENTS IN SECURITIES-99.1%
  (Total Cost - $44,234) (h)                                              45,682
  Cash and Other Assets Less Liabilities - 0.9%                              406
                                                                         -------
NET ASSETS-100.0%                                                        $46,088
                                                                         =======


--
48   The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
December 31, 2003

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

(a) This is a fair valued security which is in default due to bankruptcy. The principal amount represents beneficial ownership interest for future cash receipts under the bankruptcy filings.

(b) Indicates restricted security; the aggregate value of restricted securities is $3,767,131 (aggregate cost $3,514,267), which is approximately 8.2% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.

(c) Illiquid security.

(d) Agency obligations are not guaranteed by the U.S. Government.

(e) TimesSquare Capital Management, Inc., the fund's Investment Adviser, is also the Adviser to the CIGNA Funds Group - Money Market Fund.

(f) Pledged as collateral for financial futures contracts. At December 31, 2003, the Fund was long 8, 2-year U.S. Treasury Notes and 2, 30-year U.S., Treasury Bonds and was short 29, 5-year and 10, 10-year U.S. Treasury Notes, futures contracts, all expiring in March 2004. Net unrealized gain amounted to $3,368. Underlying face values of the long and short positions were $1,925,453 and ($4,357,602), respectively, and underlying market values were $1,931,000 and ($4,359,781), respectively.

(g) A summary of outstanding forward currency contracts, as of December 31, 2003, is as follows:

                                                            Net
                                                         Unrealized
Settlement     Forward        Foreign     Contract      Appreciation
Date           Contract      Currency       Value      (Depreciation)
------------   --------      ----------   --------     --------------
Buys
3/12/04            Euro       600,000      660,830          93,652
Sells
3/12/04            Euro       600,000      705,765         (48,717)

Tax Information

(h) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $44,530,453, was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost              $1,417,263
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                (265,909)
                                                                 ----------
Unrealized appreciation - net                                    $1,151,354
                                                                 ==========

(i) As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

  Undistributed ordinary income                                    $166,507
  Capital loss carryforward
  expiring 2010                                                    $384,929

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   49

CIGNA Funds Group

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003
(In Thousands)

                                                  Balanced         Large         Large
                                                    Fund        Cap Growth/    Cap Value/
                                              (sub-advised by      Morgan       John A.
                                                 Wellington       Stanley     Levin & Co.
                                                Management)         Fund          Fund
-----------------------------------------------------------------------------------------
Assets:
Investments in securities at value               $16,674         $ 14,139      $ 25,259
Cash                                                  81               87             1
Foreign currency (Cost $45)                            -                -             -
Interest and dividends receivable, net of
 withholding taxes                                    79               10            27
Receivable for investments sold                       40              254           267
Receivable for fund shares sold                       29                2            14
Swap contracts receivable                              -                -             -
Futures variation margin receivable                    -                -             -
Receivable for forward currency contracts              -                -             -
Prepaid registration fees                              9                9             9
Investment for Trustees' deferred
 compensation plan                                    (A)               1             1
                                                 -------         --------      --------
 Total assets                                     16,912           14,502        25,578
                                                 -------         --------      --------
Liabilities:
Payable for investments purchased                    242              206           661
Payable for fund shares purchased                     38               15            14
Payable for forward currency contracts                 -                -             -
Futures variation margin payable                       -                -             -
Custodian fees payable                                21               18            18
Audit and legal fees payable                          18               19            19
Insurance expenses payable                             8                8             8
Shareholder servicing and distribution fees
 payable to Distributor                                9                9            16
Administrative services fees payable                   5                4             5
Advisory fees payable                                  3                4            10
Deferred Trustees' fees payable                       (A)               1             1
Other accrued expenses                                 3                3             3
                                                 -------         --------      --------
 Total liabilities                                   347              287           755
                                                 -------         --------      --------
Net Assets                                       $16,565         $ 14,215      $ 24,823
                                                 =======         ========      ========
Components of Net Assets:
Paid-in capital                                  $16,717         $ 18,023      $ 24,905
Undistributed (overdistributed) net
 investment income                                     5                -           116
Accumulated net realized gain (loss)
 on investments                                   (1,930)          (5,494)       (3,833)
Net unrealized appreciation of investments,
 futures, forward contracts and swaps              1,773            1,686         3,635
                                                 -------         --------      --------
Net Assets                                       $16,565         $ 14,215      $ 24,823
                                                 =======         ========      ========
Net Assets
Institutional Class                              $ 4,893         $  3,154      $  4,981
Premier Class                                      5,569            4,708         9,905
Retail Class                                       6,103            6,353         9,937
                                                 -------         --------      --------
                                                 $16,565         $ 14,215      $ 24,823
                                                 =======         ========      ========
Shares Outstanding
Institutional Class                                  501              471           529
Premier Class                                        571              707         1,053
Retail Class                                         629              963         1,060
Net Asset Value and Redemption Price per Share
Institutional Class                              $  9.76         $   6.70      $   9.43
Premier Class                                    $  9.75         $   6.66      $   9.41
Retail Class                                     $  9.71         $   6.60      $   9.37
Cost of Investments                              $14,901         $ 12,453      $ 21,624
                                                 =======         ========      ========

                                                                                  Small       International   TimesSquare
                                                   S&P            Small         Cap Value/        Blend/         Core
                                                  500(R)       Cap Growth/    Perkins, Wolf      Bank of         Plus
                                                  Index        TimesSquare      McDonnell        Ireland         Bond
                                                   Fund            Fund            Fund            Fund          Fund
-------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities at value               $192,071         $402,465         $111,088       $ 11,826        $45,682
Cash                                                   52                -                1              1             52
Foreign currency (Cost $45)                             -                -                -             47              -
Interest and dividends receivable, net of
 withholding taxes                                    221                6               70             37(1)         457
Receivable for investments sold                       814            3,825              137              3              -
Receivable for fund shares sold                        84              212               61              1              1
Swap contracts receivable                               -                -                -              -             12
Futures variation margin receivable                    71                -                -              -              -
Receivable for forward currency contracts               -                -                -              -             93
Prepaid registration fees                               9                -                5              9              9
Investment for Trustees' deferred
 compensation plan                                      7                2                1             (A)             3
                                                 --------         --------         --------       --------        -------
 Total assets                                     193,329          406,510          111,363         11,924         46,309
                                                 --------         --------         --------       --------        -------
Liabilities:
Payable for investments purchased                     760            3,165                -              -             52
Payable for fund shares purchased                       2              132              403              -              -
Payable for forward currency contracts                  -                -                -              -             48
Futures variation margin payable                        -                -                -              -              6
Custodian fees payable                                 51               47               26             49             34
Audit and legal fees payable                           28               22               18             19             18
Insurance expenses payable                             18               15               11              8             18
Shareholder servicing and distribution fees
 payable to Distributor                                 -               24               42              -              6
Administrative services fees payable                   15                6                6              4             11
Advisory fees payable                                  69              303               77              2             13
Deferred Trustees' fees payable                         7                2                1             (A)             3
Other accrued expenses                                 18               11                -              1             12
                                                 --------         --------         --------       --------        -------
 Total liabilities                                    968            3,727              584             83            221
                                                 --------         --------         --------       --------        -------
Net Assets                                       $192,361         $402,783         $110,779       $ 11,841        $46,088
                                                 ========         ========         ========       ========        =======
Components of Net Assets:
Paid-in capital                                  $202,411         $346,080         $ 91,040       $ 14,157        $45,292
Undistributed (overdistributed) net
 investment income                                     (3)              (1)              27             (2)          (125)
Accumulated net realized gain (loss)
 on investments                                   (11,866)           3,817            2,858         (3,350)          (575)
Net unrealized appreciation of investments,
 futures, forward contracts and swaps               1,819           52,887           16,854          1,036          1,496
                                                 --------         --------         --------       --------        -------
Net Assets                                       $192,361         $402,783         $110,779       $ 11,841        $46,088
                                                 ========         ========         ========       ========        =======
Net Assets
Institutional Class                              $138,017         $324,742         $ 48,164       $  3,725        $40,472
Premier Class                                       9,092           67,375           33,318          5,317          2,515
Retail Class                                       45,252           10,666           29,297          2,799          3,101
                                                 --------         --------         --------       --------        -------
                                                 $192,361         $402,783         $110,779       $ 11,841        $46,088
                                                 ========         ========         ========       ========        =======
Shares Outstanding
Institutional Class                                20,287           29,356            3,406            489          3,915
Premier Class                                       1,332            6,115            2,367            697            244
Retail Class                                        6,678              974            2,095            371            302
Net Asset Value and Redemption Price per Share
Institutional Class                              $   6.80         $  11.06         $  14.14       $   7.63        $ 10.34
Premier Class                                    $   6.83         $  11.02         $  14.07       $   7.62        $ 10.30
Retail Class                                     $   6.78         $  10.94         $  13.98       $   7.55        $ 10.27
Cost of Investments                              $190,901         $349,578         $ 94,234       $ 10,797        $44,234
                                                 ========         ========         ========       ========        =======

(1)Including foreign tax reclaim receivable of $25 and cost of $20.
(A) Amount less than $1.

--
50   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF OPERATIONS

For the year ended December 31, 2003
(In Thousands)

                                                  Balanced         Large         Large
                                                    Fund        Cap Growth/    Cap Value/
                                              (sub-advised by      Morgan       John A.
                                                 Wellington       Stanley     Levin & Co.
                                                Management)         Fund          Fund
------------------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign taxes withheld)        $  219            $  133         $   401
 Interest                                            228                 -               -
                                                  ------            ------         -------
                                                     447               133             401
Expenses:
 Investment advisory fees                            104                93             143
 Custodian fees and expenses                          59                56              51
 Administrative services fees                         22                21              23
 Registration fees                                    35                35              35
 Audit and legal fees                                 27                27              28
 Distribution fees
  Premier Class                                        -                 -               -
  Retail Class                                        13                13              22
 Shareholder servicing fees
  Premier Class                                       10                 7              13
  Retail Class                                        10                11              18
 Insurance expense                                     8                 8               8
 Shareholder reports                                   3                 3               4
 Other                                                 1                 -               2
                                                  ------            ------         -------
   Total expenses                                    292               274             347
   Less expenses waived and reimbursed by
    Adviser or Distributor                          (146)             (149)           (138)
                                                  ------            ------         -------
Net expenses                                         146               125             209
                                                  ------            ------         -------
Net Investment Income (Loss)                         301                 8             192
                                                  ------            ------         -------
Realized and Unrealized Gain (Loss)
 on Investments:
 Net realized gain (loss) from:
  Currency contracts                                   -                 -               -
  Futures contracts                                    -                 -               -
  Swap contracts                                       -                 -               -
  Securities transactions                            (72)              456          (2,352)
                                                  ------            ------         -------
                                                     (72)              456          (2,352)
                                                  ------            ------         -------
 Net change in unrealized appreciation
  (depreciation):
  Currency contracts                                   -                 -               -
  Futures contracts                                    -                 -               -
  Swap contracts                                       -                 -               -
  Investments                                      2,325             2,144           7,443
                                                  ------            ------         -------
                                                   2,325             2,144           7,443
                                                  ------            ------         -------
Net Realized and Unrealized Gain
 on Investments                                    2,253             2,600           5,091
                                                  ------            ------         -------
Net Increase in Net Assets Resulting
 from Operations                                  $2,554            $2,608         $ 5,283
                                                  ======            ======         =======

                                                                              Small       International   TimesSquare
                                                  S&P          Small        Cap Value/        Blend/         Core
                                                 500(R)     Cap Growth/   Perkins, Wolf      Bank of         Plus
                                                 Index      TimesSquare     McDonnell        Ireland         Bond
                                                  Fund          Fund           Fund            Fund          Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign taxes withheld)      $ 2,712      $   390         $ 1,134          $  248        $    86
 Interest                                            16            -               -               -          3,127
                                                -------      -------         -------          ------        -------
                                                  2,728          390           1,134             248          3,213
Expenses:
 Investment advisory fees                           343        2,021             605              95            389
 Custodian fees and expenses                        151          118              71             110            109
 Administrative services fees                        73           42              31              20             54
 Registration fees                                   37           71              41              35             36
 Audit and legal fees                                42           33              26              27             28
 Distribution fees
  Premier Class                                       -            -               -               -              2
  Retail Class                                       82           21              48               5              8
 Shareholder servicing fees
  Premier Class                                       9           62              37              11              4
  Retail Class                                       66           17              38               5              8
 Insurance expense                                   19           15              12               8             18
 Shareholder reports                                 24           15               4               2             15
 Other                                               17           12               3               -              5
                                                -------      -------         -------          ------        -------
   Total expenses                                   863        2,427             916             318            676
   Less expenses waived and reimbursed by
    Adviser or Distributor                         (337)        (141)           (123)           (200)          (347)
                                                -------      -------         -------          ------        -------
Net expenses                                        526        2,286             793             118            329
                                                -------      -------         -------          ------        -------
Net Investment Income (Loss)                      2,202       (1,896)            341             130          2,884
                                                -------      -------         -------          ------        -------
Realized and Unrealized Gain (Loss)
 on Investments:
 Net realized gain (loss) from:
  Currency contracts                                  -            -               -               8             71
  Futures contracts                               4,733            -               -               -           (344)
  Swap contracts                                      -            -               -               -            540
  Securities transactions                          (145)      15,795           5,063            (596)         5,109
                                                -------      -------         -------          ------        -------
                                                  4,588       15,795           5,063            (588)         5,376
                                                -------      -------         -------          ------        -------
 Net change in unrealized appreciation
  (depreciation):
  Currency contracts                                  -            -               -               5             43
  Futures contracts                                 877            -               -               -            130
  Swap contracts                                      -            -               -               -             (1)
  Investments                                    34,678       54,524          18,395           3,052         (2,299)
                                                -------      -------         -------          ------        -------
                                                 35,555       54,524          18,395           3,057         (2,127)
                                                -------      -------         -------          ------        -------
Net Realized and Unrealized Gain
 on Investments                                  40,143       70,319          23,458           2,469          3,249
                                                -------      -------         -------          ------        -------
Net Increase in Net Assets Resulting
 from Operations                                $42,345      $68,423         $23,799          $2,599        $ 6,133
                                                =======      =======         =======          ======        =======

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   51

CIGNA Funds Group

STATEMENTS OF CHANGES IN NET ASSETS
(In Thousands)

                                                       Balanced Fund
                                                      (sub-advised by           Large Cap Growth/
                                                    Wellington Management)      Morgan Stanley Fund
                                                    ----------------------   -------------------------
                                                     For the Year Ended        For the Year Ended
                                                        December 31,              December 31,
                                                    ----------------------   -------------------------
                                                      2003         2002         2003          2002
---------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                        $    301    $    309     $      8     $     (2)
Net realized gain (loss) on Investments                  (72)       (890)         456       (2,935)
Net unrealized appreciation (depreciation)
 on Investments                                        2,325        (913)       2,144         (383)
                                                    --------    --------     --------     --------
Net increase (decrease) from operations                2,554      (1,494)       2,608       (3,320)
                                                    --------    --------     --------     --------
Dividends and Distributions:
From net investment income
 Institutional Class                                    (125)       (112)          (5)           -
 Premier Class                                          (133)       (113)          (3)           -
 Retail Class                                           (132)       (107)           -            -
From net realized capital gains
 Institutional Class                                       -           -            -            -
 Premier Class                                             -           -            -            -
 Retail Class                                              -           -            -            -
                                                    --------    --------     --------     --------
Total dividends and distributions                       (390)       (332)          (8)           -
                                                    --------    --------     --------     --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                         11           -           91          226
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions          125         112            5            -
                                                    --------    --------     --------     --------
                                                         136         112           96          226
Cost of shares redeemed                                    -           -          (90)         (85)
                                                    --------    --------     --------     --------
Total from Institutional Class                           136         112            6          141
                                                    --------    --------     --------     --------
Premier Class
Net proceeds from sales of shares                        492         229          988          586
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions          133         113            3            -
                                                    --------    --------     --------     --------
                                                         625         342          991          586
Cost of shares redeemed                                 (216)        (57)        (252)        (253)
                                                    --------    --------     --------     --------
Total from Premier Class                                 409         285          739          333
                                                    --------    --------     --------     --------
Retail Class
Net proceeds from sales of shares                      1,511       2,075        2,869        3,062
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions          132         107            -            -
                                                    --------    --------     --------     --------
                                                       1,643       2,182        2,869        3,062
Cost of shares redeemed                                 (852)       (582)      (1,978)        (654)
                                                    --------    --------     --------     --------
Total from Retail Class                                  791       1,600          891        2,408
                                                    --------    --------     --------     --------
Net increase from Fund share transactions              1,336       1,997        1,636        2,882
                                                    --------    --------     --------     --------
Total Net Increase (Decrease) in Net Assets            3,500         171        4,236         (438)
Net Assets:
Beginning of period                                   13,065      12,894        9,979       10,417
                                                    --------    --------     --------     --------
End of period*                                      $ 16,565    $ 13,065     $ 14,215     $  9,979
                                                    ========    ========     ========     ========
* Includes undistributed (overdistributed) net
 investment income of:                              $      5    $     44      $     -      $     -
                                                    ========    ========     ========     ========

                                                      Large Cap Value/
                                                  John A. Levin & Co. Fund        S&P 500(R) Index Fund
                                                  ------------------------      --------------------------
                                                     For the Year Ended            For the Year Ended
                                                        December 31,                  December 31,
                                                  -------------------------     --------------------------
                                                       2003         2002            2003            2002
                                                  -------------   --------      -----------       --------
Operations:
Net investment income (loss)                         $   192      $   155         $  2,202        $  2,075
Net realized gain (loss) on Investments               (2,352)      (1,378)           4,588          (9,347)
Net unrealized appreciation (depreciation)
 on Investments                                        7,443       (3,838)          35,555         (33,650)
                                                     -------      -------         --------        --------
Net increase (decrease) from operations                5,283       (5,061)          42,345         (40,922)
                                                     -------      -------         --------        --------
Dividends and Distributions:
From net investment income
 Institutional Class                                     (56)         (40)          (1,762)         (1,832)
 Premier Class                                           (97)         (49)            (106)            (33)
 Retail Class                                            (71)         (44)            (427)           (260)
From net realized capital gains
 Institutional Class                                       -            -                -               -
 Premier Class                                             -            -                -               -
 Retail Class                                              -            -                -               -
                                                     -------      -------         --------        --------
Total dividends and distributions                       (224)        (133)          (2,295)         (2,125)
                                                     -------      -------         --------        --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                        107          292              463             428
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           56           40            1,762           1,832
                                                     -------      -------         --------        --------
                                                         163          332            2,225           2,260
Cost of shares redeemed                                   (6)         (62)         (15,899)             (3)
                                                     -------      -------         --------        --------
Total from Institutional Class                           157          270          (13,674)          2,257
                                                     -------      -------         --------        --------
Premier Class
Net proceeds from sales of shares                      3,306        1,820            6,433           1,673
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           97           49              106              33
                                                     -------      -------         --------        --------
                                                       3,403        1,869            6,539           1,706
Cost of shares redeemed                                 (990)        (752)          (1,254)           (918)
                                                     -------      -------         --------        --------
Total from Premier Class                               2,413        1,117            5,285             788
                                                     -------      -------         --------        --------
Retail Class
Net proceeds from sales of shares                      5,499        4,909           20,140          14,389
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           71           44              427             260
                                                     -------      -------         --------        --------
                                                       5,570        4,953           20,567          14,649
Cost of shares redeemed                               (4,372)      (1,128)          (6,877)         (4,502)
                                                     -------      -------         --------        --------
Total from Retail Class                                1,198        3,825           13,690          10,147
                                                     -------      -------         --------        --------
Net increase from Fund share transactions              3,768        5,212            5,301          13,192
                                                     -------      -------         --------        --------
Total Net Increase (Decrease) in Net Assets            8,827           18           45,351         (29,855)
Net Assets:
Beginning of period                                   15,996       15,978          147,010         176,865
                                                     -------      -------         --------        --------
End of period*                                       $24,823      $15,996         $192,361        $147,010
                                                     =======      =======         ========        ========
* Includes undistributed (overdistributed) net
 investment income of:                               $   116      $   148         $     (3)       $     18
                                                     =======      =======         ========        ========

52   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF CHANGES IN NET ASSETS continued
(In Thousands)

                                                                                     Small Cap Value/
                                                        Small Cap Growth/        Perkins, Wolf, McDonnell
                                                         TimesSquare Fund                  Fund
                                                     -----------------------     ------------------------
                                                        For the Year Ended          For the Year Ended
                                                           December 31,                December 31,
                                                     -----------------------     ------------------------
                                                        2003           2002         2003          2002
                                                     ---------       -------     ----------     ---------
Operations:
Net investment income (loss)                         $ (1,896)       $  (341)     $    341     $   109
Net realized gain (loss) on Investments                15,795         (2,761)        5,063        (725)
Net unrealized appreciation (depreciation)
 on Investments                                        54,524         (2,920)       18,395      (3,305)
                                                     --------        -------      --------     ---------
Net increase (decrease) from operations                68,423         (6,022)       23,799      (3,921)
                                                     --------        -------      --------     ---------
Dividends and Distributions:
From net investment income
 Institutional Class                                   (3,632)             -          (859)        (16)
 Premier Class                                           (697)             -          (576)         (8)
 Retail Class                                             (81)             -          (454)          -
From net realized capital gains
 Institutional Class                                     (912)             -             -        (120)
 Premier Class                                           (190)             -             -        (114)
 Retail Class                                             (30)             -             -        (138)
                                                     --------        -------      --------     -------
Total dividends and distributions                      (5,542)             -        (1,889)       (396)
                                                     --------        -------      --------     -------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                     233,127         46,629        35,699       5,805
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions         4,544              -           859         136
                                                     --------        -------      --------     -------
                                                      237,671         46,629        36,558       5,941
Cost of shares redeemed                               (16,286)          (731)       (9,667)         (9)
                                                     --------        -------      --------     -------
Total from Institutional Class                        221,385         45,898        26,891       5,932
                                                     --------        -------      --------     -------
Premier Class
Net proceeds from sales of shares                      67,121            600        26,853       4,582
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           887              -           576         122
                                                     --------        -------      --------     -------
                                                       68,008            600        27,429       4,704
Cost of shares redeemed                               (14,825)          (290)      (11,063)       (598)
                                                     --------        -------      --------     -------
Total from Premier Class                               53,183            310        16,366       4,106
                                                     --------        -------      --------     -------
Retail Class
Net proceeds from sales of shares                       4,300          4,334        15,879      10,723
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           111              -           454         138
                                                     --------        -------      --------     -------
                                                        4,411          4,334        16,333      10,861
Cost of shares redeemed                                (2,828)        (1,472)       (6,698)     (2,035)
                                                     --------        -------      --------     -------
Total from Retail Class                                 1,583          2,862         9,635       8,826
                                                     --------        -------      --------     -------
Net increase (decrease) from Fund share
 transactions                                         276,151         49,070        52,892      18,864
                                                     --------        -------      --------     -------
Total Net Increase (Decrease) in Net Assets           339,032         43,048        74,802      14,547
Net Assets:
Beginning of period                                    63,751         20,703        35,977      21,430
                                                     --------        -------      --------     -------
End of period*                                       $402,783        $63,751      $110,779     $35,977
                                                     ========        =======      ========     =======
* Includes undistributed (overdistributed) net
 investment income of:                               $     (1)       $    (1)     $     27     $    96
                                                     ========        =======      ========     ========

                                                               International Blend/                    TimesSquare
                                                               Bank of Ireland Fund                 Core Plus Bond Fund
                                                             --------------------------         ----------------------------
                                                                For the Year Ended                   For the Year Ended
                                                                   December 31,                         December 31,
                                                             --------------------------         ----------------------------
                                                                2003              2002          2003           2002
                                                             ---------         --------         -----------     ------------
Operations:
Net investment income (loss)                                $       130       $        88       $     2,884       $     4,383
Net realized gain (loss) on Investments                            (588)           (1,844)            5,376              (275)
Net unrealized appreciation (depreciation)
 on Investments                                                   3,057              (137)           (2,127)            4,437
                                                            -----------       -----------       -----------       -----------
Net increase (decrease) from operations                           2,599            (1,893)            6,133             8,545
                                                            -----------       -----------       -----------       -----------
Dividends and Distributions:
From net investment income
 Institutional Class                                                (52)              (32)           (3,809)           (5,963)
 Premier Class                                                      (61)              (35)              (97)              (47)
 Retail Class                                                       (28)              (13)             (164)              (60)
From net realized capital gains
 Institutional Class                                                  -                 -                 -               (64)
 Premier Class                                                        -                 -                 -                (1)
 Retail Class                                                         -                 -                 -                (1)
                                                            -----------       -----------       -----------       -----------
Total dividends and distributions                                  (141)              (80)           (4,070)           (6,136)
                                                            -----------       -----------       -----------       -----------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                                    37             1,271            52,006             4,176
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions                      52                32             3,809             6,027
                                                            -----------       -----------       -----------       -----------
                                                                     89             1,303            55,815            10,203
Cost of shares redeemed                                              (1)           (1,252)         (119,063)           (1,656)
                                                            -----------       -----------       -----------       -----------
Total from Institutional Class                                       88                51           (63,248)            8,547
                                                            -----------       -----------       -----------       -----------
Premier Class
Net proceeds from sales of shares                                   481               707             1,591               882
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions                      61                35                97                48
                                                            -----------       -----------       -----------       -----------
                                                                    542               742             1,688               930
Cost of shares redeemed                                            (390)             (446)             (386)             (235)
                                                            -----------       -----------       -----------       -----------
Total from Premier Class                                            152               296             1,302               695
                                                            -----------       -----------       -----------       -----------
Retail Class
Net proceeds from sales of shares                                   794             2,240             3,651             3,260
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions                      28                13               164                61
                                                            -----------       -----------       -----------       -----------
                                                                    822             2,253             3,815             3,321
Cost of shares redeemed                                            (485)           (1,519)           (2,651)           (2,056)
                                                            -----------       -----------       -----------       -----------
Total from Retail Class                                             337               734             1,164             1,265
                                                            -----------       -----------       -----------       -----------
Net increase (decrease) from Fund share
 transactions                                                       577             1,081           (60,782)           10,507
                                                            -----------       -----------       -----------       -----------
Total Net Increase (Decrease) in Net Assets                       3,035              (892)          (58,719)           12,916
Net Assets:
Beginning of period                                               8,806             9,698           104,807            91,891
                                                            -----------       -----------       -----------       -----------
End of period*                                              $    11,841       $     8,806       $    46,088       $   104,807
                                                            ===========       ===========       ===========       ===========
* Includes undistributed (overdistributed) net
 investment income of:                                      $        (2)      $        (1)      $      (125)      $      (236)
                                                            ===========       ===========       ===========       ===========

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   53

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                                                  Balanced Fund (sub-advised by Wellington Management)(1)
                                                            -----------------------------------------------------------------
                                                                          For the Year/Period Ended December 31,
                                                            -----------------------------------------------------------------
                                                                2003              2002             2001(e)           2000
                                                            -----------       -----------       -----------       -----------
Per Share Operating Performance:
Net asset value, beginning of period                        $      8.40       $      9.68       $     10.07       $     10.00
Income from investment operations
Net investment income (loss)(d)                                    0.21              0.24(f)           0.24              0.27
Net realized and unrealized gain (loss) on investments             1.41             (1.28)            (0.41)             0.10
                                                            -----------       -----------       -----------       -----------
Total from investment operations                                   1.62             (1.04)            (0.17)             0.37
                                                            -----------       -----------       -----------       -----------
Less dividends and distributions:
Dividends from net investment income                              (0.26)            (0.24)            (0.22)            (0.30)
                                                            -----------       -----------       -----------       -----------
Total dividends and distributions                                 (0.26)            (0.24)            (0.22)            (0.30)
                                                            -----------       -----------       -----------       -----------
Net asset value, end of period                              $      9.76       $      8.40       $      9.68       $     10.07
                                                            ===========       ===========       ===========       ===========
Total Return(a)                                                   19.27%           (10.77)%           (1.67)%            3.66%(b)
Ratios to Average Net Assets
Gross expenses                                                     1.83%             1.78%             1.72%             1.76%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                    1.03%             0.98%             0.92%             0.96%(c)
Net expenses                                                       0.80%             0.80%             0.80%             0.80%(c)
Net investment income (loss)(d)                                    2.34%             2.59%             2.49%             2.78%(c)
Portfolio Turnover                                                   50%               56%              104%               67%(b)
Net Assets, End of Period (000 omitted)                     $     4,893       $     4,094       $     4,585       $     4,663

                                                                         Large Cap Growth/Morgan Stanley Fund(1)
                                                            -----------------------------------------------------------------
                                                                         For the Year/Period Ended December 31,
                                                            -----------------------------------------------------------------
                                                                2003              2002             2001              2000
                                                            -----------       -----------       -----------       -----------
Per Share Operating Performance:
Net asset value, beginning of period                        $      5.39       $      7.44       $      8.72       $     10.00
Income from investment operations
Net investment income (loss)(d)                                    0.02              0.01            (A)(f)             (0.01)
Net realized and unrealized gain (loss) on investments             1.30             (2.06)            (1.28)            (1.27)
                                                            -----------       -----------       -----------       -----------
Total from investment operations                                   1.32             (2.05)            (1.28)            (1.28)
                                                            -----------       -----------       -----------       -----------
Less dividends and distributions:
Dividends from net investment income                              (0.01)                -                 -                 -
                                                            -----------       -----------       -----------       -----------
Total dividends and distributions                                 (0.01)                -                 -                 -
                                                            -----------       -----------       -----------       -----------
Net asset value, end of period                              $      6.70       $      5.39       $      7.44       $      8.72
                                                            ===========       ===========       ===========       ===========
Total Return(a)                                                   24.49%           (27.55)%          (14.68)%          (12.80)%(b)
Ratios to Average Net Assets
Gross expenses                                                     2.07%             2.18%             2.18%             1.79%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                    1.27%             1.38%             1.38%             0.99%(c)
Net expenses                                                       0.80%             0.80%             0.80%             0.80%(c)
Net investment income (loss)(d)                                    0.33%             0.21%             0.06%            (0.11)%(c)
Portfolio Turnover                                                  131%              149%               91%               75%(b)
Net Assets, End of Period (000 omitted)                     $     3,154       $     2,528       $     3,347       $     3,926

                                                                        Large Cap Value/John A. Levin & Co. Fund(1)
                                                            -----------------------------------------------------------------
                                                                          For the Year/Period Ended December 31,
                                                            -----------------------------------------------------------------
                                                                2003              2002              2001              2000
                                                            -----------       -----------       -----------       -----------
Per Share Operating Performance:
Net asset value, beginning of period                        $      7.41       $     10.24       $     10.85       $     10.00
Income from investment operations
Net investment income(d)                                           0.10(f)           0.09              0.11(f)           0.13
Net realized and unrealized gain (loss)
 on investments                                                    2.03             (2.84)            (0.57)             1.28
                                                            -----------       -----------       -----------       -----------
Total from investment operations                                   2.13             (2.75)            (0.46)             1.41
                                                            -----------       -----------       -----------       -----------
Less dividends and distributions:
Dividends from net investment income                              (0.11)            (0.08)            (0.15)            (0.56)
Distributions from net realized capital gains                         -                 -                 -                 -
                                                            -----------       -----------       -----------       -----------
Total dividends and distributions                                 (0.11)            (0.08)            (0.15)            (0.56)
                                                            -----------       -----------       -----------       -----------
Net asset value, end of period                              $      9.43       $      7.41       $     10.24       $     10.85
                                                            ===========       ===========       ===========       ===========
Total Return(a)                                                   28.74%           (26.85)%           (4.21)%           14.03%(b)
Ratios to Average Net Assets
Gross expenses                                                     1.51%             1.48%             1.47%             1.55%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                            0.71%             0.68%             0.67%             0.75%(c)
Net expenses                                                       0.80%             0.80%             0.80%             0.80%(c)
Net investment income(d)                                           1.25%             1.17%             1.09%             1.05%(c)
Portfolio Turnover                                                   89%               44%               45%               62%(b)
Net Assets, End of Period (000 omitted)                     $     4,981       $     3,778       $     4,915       $     5,130

                                                                       S&P 500(R) Index Fund(2)
                                               ------------------------------------------------------------------------
                                                                 For the Year/Period Ended December 31,
                                               ------------------------------------------------------------------------
                                                   2003           2002           2001           2000           1999
                                               -----------    -----------    -----------    -----------    -----------
Per Share Operating Performance:
Net asset value, beginning of period           $      5.37    $      7.01    $      8.11    $     10.09    $      8.55
Income from investment operations
Net investment income(d)                              0.09           0.08           0.12           0.14           0.11
Net realized and unrealized gain (loss)
 on investments                                       1.43          (1.64)         (1.10)         (0.98)          1.66
                                               -----------    -----------    -----------    -----------    -----------
Total from investment operations                      1.52          (1.56)         (0.98)         (0.84)          1.77
                                               -----------    -----------    -----------    -----------    -----------
Less dividends and distributions:
Dividends from net investment income                 (0.09)         (0.08)         (0.12)         (0.19)         (0.14)
Distributions from net realized capital gains            -              -             (A)         (0.95)         (0.09)
                                               -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                    (0.09)         (0.08)         (0.12)         (1.14)         (0.23)
                                               -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                 $      6.80    $      5.37    $      7.01    $      8.11    $     10.09
                                               ===========    ===========    ===========    ===========    ===========
Total Return(a)                                      28.29%        (22.21)%       (12.08)%        (9.24)%        20.66%
Ratios to Average Net Assets
Gross expenses                                        0.44%          0.44%          0.44%          0.38%          0.36%
Fees and expenses waived or borne by the
 Adviser or Distributor                               0.19%          0.19%          0.19%          0.13%          0.01%
Net expenses                                          0.25%          0.25%          0.25%          0.25%          0.35%
Net investment income(d)                              1.43%          1.35%          1.59%          1.46%          1.11%
Portfolio Turnover                                       2%             4%             2%             9%             3%
Net Assets, End of Period (000 omitted)        $   138,017    $   121,170    $   155,364    $   176,707    $   352,417

1    Commenced operations on January 20, 2000.
2 All per share data for the S&P 500(R) Index Fund's Institutional Class as of December 31, 2001 and earlier has been restated to reflect a 1.62 to 1 stock split effective August 15, 2001.
(A)  Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.

--
54   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS continued

                                                                    Small Cap Growth/TimesSquare Fund(2)
                                                        ------------------------------------------------------------
                                                                   For the Year/Period Ended December 31,
                                                        ------------------------------------------------------------
                                                            2003             2002            2001           2000
                                                        -----------      -----------      -----------    -----------
Per Share Operating Performance:
Net asset value, beginning of period                    $      8.16      $     10.00      $     11.00    $     10.00
Income from investment operations
Net investment income (loss)(d)                               (0.09)(f)        (0.07)(f)        (0.06)         (0.01)
Net realized and unrealized gain (loss) on investments         3.15            (1.77)           (0.94)          1.16
                                                        -----------      -----------      -----------    -----------
Total from investment operations                               3.06            (1.84)           (1.00)          1.15
                                                        -----------      -----------      -----------    -----------
Less dividends and distributions:
Dividends from net investment income                          (0.13)               -                -          (0.10)
Distributions from net realized capital gains                 (0.03)               -                -              -
Distributions from capital                                        -                -                -          (0.05)
                                                        -----------      -----------      -----------    -----------
Total dividends and distributions                             (0.16)               -                -          (0.15)
                                                        -----------      -----------      -----------    -----------
Net asset value, end of period                          $     11.06      $      8.16      $     10.00    $     11.00
                                                        ===========      ===========      ===========    ===========
Total Return(a)                                               37.48%          (18.40)%          (9.09)%        11.51%(b)
Ratios to Average Net Assets
Gross expenses                                                 1.12%            1.45%            1.75%          1.81%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                0.07%            0.40%            0.70%          0.76%(c)
Net expenses                                                   1.05%            1.05%            1.05%          1.05%(c)
Net investment income (loss)(d)                               (0.86)%          (0.85)%          (0.66)%        (0.12)%(c)
Portfolio Turnover                                               61%              57%             160%           140%(b)
Net Assets, End of Period (000 omitted)                 $   324,742      $    51,762      $     9,441    $    16,552

                                                                     Small Cap Value/Perkins, Wolf, McDonnell Fund(1)
                                                            ----------------------------------------------------------------
                                                                           For the Year/Period Ended December 31,
                                                            ----------------------------------------------------------------
                                                                2003              2002             2001              2000
                                                            ----------        ----------        ----------        ----------
Per Share Operating Performance:
Net asset value, beginning of period                        $    10.23        $    12.15        $    11.38        $    10.00
Income from investment operations
Net investment income (loss)(d)                                   0.09(f)           0.07(f)           0.13(f)           0.34
Net realized and unrealized gain (loss) on investments            4.09             (1.87)             2.38              2.59
                                                            ----------        ----------        ----------        ----------
Total from investment operations                                  4.18             (1.80)             2.51              2.93
                                                            ----------        ----------        ----------        ----------
Less dividends and distributions:
Dividends from net investment income                             (0.27)            (0.01)            (1.36)            (1.55)
Distributions from net realized capital gains                        -             (0.11)            (0.38)                -
Distributions from capital                                           -                 -                 -                 -
                                                            ----------        ----------        ----------        ----------
Total dividends and distributions                                (0.27)            (0.12)            (1.74)            (1.55)
                                                            ----------        ----------        ----------        ----------
Net asset value, end of period                              $    14.14        $    10.23        $    12.15        $    11.38
                                                            ==========        ==========        ==========        ==========
Total Return(a)                                                  40.82%           (14.80)%           21.78%            29.22%(b)
Ratios to Average Net Assets
Gross expenses                                                    1.24%             1.54%             1.70%             1.98%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                   0.19%             0.49%             0.65%             0.93%(c)
Net expenses                                                      1.05%             1.05%             1.05%             1.05%(c)
Net investment income (loss)(d)                                   0.75%             0.64%             1.03%             1.69%(c)
Portfolio Turnover                                                  58%               42%               59%              102%(b)
Net Assets, End of Period (000 omitted)                     $   48,164        $   11,913        $    7,079        $    5,812

                                                                 International Blend/Bank of Ireland Fund(3)
                                                         -----------------------------------------------------------
                                                                   For the Year/Period Ended December 31,
                                                         -----------------------------------------------------------
                                                             2003         2002          2001             2000
                                                         ----------- ------------- ------------- -------------------
Per Share Operating Performance:
Net asset value, beginning of period                    $    6.01    $    7.46    $    9.41    $   10.00
Income from investment operations
Net investment income(d)                                     0.10         0.08         0.07         0.07
Net realized and unrealized gain (loss) on investments       1.63        (1.46)       (1.94)       (0.46)
                                                        ---------    ---------    ---------    ---------
Total from investment operations                             1.73        (1.38)       (1.87)       (0.39)
                                                        ---------    ---------    ---------    ---------
Less dividends and distributions:
Dividends from net investment income                        (0.11)       (0.07)       (0.08)       (0.11)
Distributions from net realized capital gains                   -            -            -            -
Distributions from capital                                      -            -            -        (0.09)
                                                        ---------    ---------    ---------    ---------
Total dividends and distributions                           (0.11)       (0.07)       (0.08)       (0.20)
                                                        ---------    ---------    ---------    ---------
Net asset value, end of period                          $    7.63    $    6.01    $    7.46    $    9.41
                                                        =========    =========    =========    =========
Total Return(a)                                             28.79%      (18.50)%     (19.85)%      (3.84)%(b)
Ratios to Average Net Assets
Gross expenses                                               3.11%        3.19%        2.55%        2.59%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                              2.06%        2.14%        1.50%        1.54%(c)
Net expenses                                                 1.05%        1.05%        1.05%        1.05%(c)
Net investment income(d)                                     1.55%        1.13%        0.91%        0.69%(c)
Portfolio Turnover                                             18%          29%          12%          27%(b)
Net Assets, End of Period (000 omitted)                 $   3,725    $   2,855    $   3,466    $   4,326

                                                                    TimesSquare/Core Plus Bond Fund
                                                        --------------------------------------------------------
                                                                 For the Year/Period Ended December 31,
                                                        --------------------------------------------------------
                                                            2003           2002         2001(e)         2000
                                                        -----------    -----------    -----------    -----------
Per Share Operating Performance:
Net asset value, beginning of period                    $     10.19    $      9.96    $     10.27    $     10.00
Income from investment operations
Net investment income(d)                                       0.43(f)        0.45(f)        0.59(f)        0.63
Net realized and unrealized gain (loss) on investments         0.33           0.41           0.29           0.34
                                                        -----------    -----------    -----------    -----------
Total from investment operations                               0.76           0.86           0.88           0.97
                                                        -----------    -----------    -----------    -----------
Less dividends and distributions:
Dividends from net investment income                          (0.61)         (0.62)         (1.12)         (0.69)
Distributions from net realized capital gains                     -          (0.01)         (0.07)         (0.01)
Distributions from capital                                        -              -              -              -
                                                        -----------    -----------    -----------    -----------
Total dividends and distributions                             (0.61)         (0.63)         (1.19)         (0.70)
                                                        -----------    -----------    -----------    -----------
Net asset value, end of period                          $     10.34    $     10.19    $      9.96    $     10.27
                                                        ===========    ===========    ===========    ===========
Total Return(a)                                                7.66%          8.90%          8.80%          9.93%
Ratios to Average Net Assets
Gross expenses                                                 0.95%          0.80%          0.80%          0.83%
Fees and expenses waived or borne by the Adviser
 or Distributor                                                0.50%          0.35%          0.35%          0.38%
Net expenses                                                   0.45%          0.45%          0.45%          0.45%
Net investment income(d)                                       4.24%          4.48%          5.69%          6.74%
Portfolio Turnover                                              194%           396%           351%           310%
Net Assets, End of Period (000 omitted)                 $    40,472    $   101,734    $    90,835    $    83,540

1    Commenced operations on January 20, 2000.
2    Commenced operations on January 21, 2000.
3    Commenced operations on January 24, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   55

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - PREMIER CLASS

                                                       Balanced Fund (sub-advised by Wellington Management)(1)
                                                       -------------------------------------------------------
                                                             For the Year/Period Ended December 31,
                                                       -------------------------------------------------------
                                                           2003          2002          2001(e)        2000
                                                        ---------     ---------       ---------     ---------
Per Share Operating Performance:
Net asset value, beginning of period                    $    8.39     $    9.67       $   10.05     $   10.00
Income from investment operations
Net investment income (loss)(d)                              0.18          0.22(f)         0.23          0.25
Net realized and unrealized gain (loss) on investments       1.42         (1.28)          (0.41)         0.09
                                                        ---------     ---------       ---------     ---------
Total from investment operations                             1.60         (1.06)          (0.18)         0.34
                                                        ---------     ---------       ---------     ---------
Less dividends and distributions:
Dividends from net investment income                        (0.24)        (0.22)          (0.20)        (0.29)
                                                        ---------     ---------       ---------     ---------
Total dividends and distributions                           (0.24)        (0.22)          (0.20)        (0.29)
                                                        ---------     ---------       ---------     ---------
Net asset value, end of period                          $    9.75     $    8.39       $    9.67     $   10.05
                                                        =========     =========       =========     =========
Total Return(a)                                             19.08%       (10.97)%         (1.78)%        3.41%(b)
Ratios to Average Net Assets
Gross expenses                                               2.03%         1.98%           1.92%         1.96%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                              1.03%         0.98%           0.92%         0.96%(c)
Net expenses                                                 1.00%         1.00%           1.00%         1.00%(c)
Net investment income (loss)(d)                              2.14%         2.40%           2.32%         2.58%(c)
Portfolio Turnover                                             50%           56%            104%           67%(b)
Net Assets, End of Period (000 omitted)                 $   5,569     $   4,429       $   4,786     $   4,964

                                                                 Large Cap Growth/Morgan Stanley Fund(1)
                                                          -----------------------------------------------------
                                                                 For the Year/Period Ended December 31,
                                                          -----------------------------------------------------
                                                             2003          2002          2001           2000
                                                          ---------     ---------      ---------      ---------
Per Share Operating Performance:
Net asset value, beginning of period                      $    5.36     $    7.41      $    8.71      $   10.00
Income from investment operations
Net investment income (loss)(d)                                0.01           (A)      (0.01) (f)         (0.03)
Net realized and unrealized gain (loss) on investments         1.29         (2.05)         (1.29)         (1.26)
                                                          ---------     ---------      ---------      ---------
Total from investment operations                               1.30         (2.05)         (1.30)         (1.29)
                                                          ---------     ---------      ---------      ---------
Less dividends and distributions:
Dividends from net investment income                             (A)            -              -              -
                                                          ---------     ---------      ---------      ---------
Total dividends and distributions                                (A)            -              -              -
                                                          ---------     ---------      ---------      ---------
Net asset value, end of period                            $    6.66     $    5.36      $    7.41      $    8.71
                                                          =========     =========      =========      =========
Total Return(a)                                               24.34%       (27.67)%       (14.93)%    (12.90)%(b)
Ratios to Average Net Assets
Gross expenses                                                 2.27%         2.38%          2.38%          1.99%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                1.27%         1.38%          1.38%          0.99%(c)
Net expenses                                                   1.00%         1.00%          1.00%          1.00%(c)
Net investment income (loss)(d)                                0.13%         0.01%         (0.15)%        (0.31)%(c)
Portfolio Turnover                                              131%          149%            91%            75%(b)
Net Assets, End of Period (000 omitted)                   $   4,708     $   3,140      $   3,984      $   4,377

                                                                 Large Cap Value/John A. Levin & Co. Fund(1)
                                                         --------------------------------------------------------
                                                                   For the Year/Period Ended December 31,
                                                         ---------------------------------------------------------
                                                             2003             2002          2001           2000
                                                          ---------        ---------      ---------      ---------
Per Share Operating Performance:
Net asset value, beginning of period                      $    7.40        $   10.22      $   10.83      $   10.00
Income from investment operations
Net investment income(d)                                       0.08(f)          0.06           0.13(f)        0.10
Net realized and unrealized gain (loss) on investments         2.03            (2.82)         (0.61)          1.28
                                                          ---------        ---------      ---------      ---------
Total from investment operations                               2.11            (2.76)         (0.48)          1.38
                                                          ---------        ---------      ---------      ---------
Less dividends and distributions:
Dividends from net investment income                          (0.10)           (0.06)         (0.13)         (0.55)
Distributions from net realized capital gains                     -                -              -              -
                                                          ---------        ---------      ---------      ---------
Total dividends and distributions                             (0.10)           (0.06)         (0.13)         (0.55)
                                                          ---------        ---------      ---------      ---------
Net asset value, end of period                            $    9.41        $    7.40      $   10.22      $   10.83
                                                          =========        =========      =========      =========
Total Return(a)                                               28.47%           26.97%         (4.39)%        13.78%(b)
Ratios to Average Net Assets
Gross expenses                                                 1.71%            1.68%          1.67%          1.75%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                0.71%            0.68%          0.67%          0.75%(c)
Net expenses                                                   1.00%            1.00%          1.00%          1.00%(c)
Net investment income(d)                                       1.04%            0.99%          0.89%          0.85%(c)
Portfolio Turnover                                               89%              44%            45%            62%(b)
Net Assets, End of Period (000 omitted)                   $   9,905        $   5,780      $   6,657      $   5,842

                                                                           S&P 500(R) Index Fund(2)
                                                          ------------------------------------------------------
                                                                   For the Year/Period Ended December 31,
                                                          ------------------------------------------------------
                                                             2003         2002          2001             2000
                                                          ---------      ---------      ---------      ---------
Per Share Operating Performance:
Net asset value, beginning of period                      $    5.38      $    7.01      $    8.11      $   10.00
Income from investment operations
Net investment income(d)                                       0.07           0.08           0.08           0.15
Net realized and unrealized gain (loss) on investments         1.46          (1.64)         (1.07)         (0.82)
                                                          ---------      ---------      ---------      ---------
Total from investment operations                               1.53          (1.56)         (0.99)         (0.67)
                                                          ---------      ---------      ---------      ---------
Less dividends and distributions:
Dividends from net investment income                          (0.08)         (0.07)         (0.11)         (0.25)
Distributions from net realized capital gains                     -              -             (A)         (0.97)
                                                          ---------      ---------      ---------      ---------
Total dividends and distributions                             (0.08)         (0.07)         (0.11)         (1.22)
                                                          ---------      ---------      ---------      ---------
Net asset value, end of period                            $    6.83      $    5.38      $    7.01      $    8.11
                                                          =========      =========      =========      =========
Total Return(a)                                               28.48%        (22.24)%       (12.20)%        (7.64)%(b)
Ratios to Average Net Assets
Gross expenses                                                 0.63%          0.63%          0.64%          0.58%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                0.28%          0.28%          0.29%          0.23%(c)
Net expenses                                                   0.35%          0.35%          0.35%          0.35%(c)
Net investment income(d)                                       1.34%          1.25%          1.59%          1.36%(c)
Portfolio Turnover                                                2%             4%             2%             9%(b)
Net Assets, End of Period (000 omitted)                   $   9,092      $   2,561      $   2,596      $     846

1    Commenced operations on January 20, 2000.
2    Commenced operations on January 21, 2000.
(A)  Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.

--
56   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - PREMIER CLASS continued

                                                                           Small Cap Growth/TimesSquare Fund(2)
                                                          ------------------------------------------------------------
                                                                         For the Year/Period Ended December 31,
                                                          ------------------------------------------------------------
                                                             2003               2002           2001            2000
                                                          ----------        ----------      ----------      ----------
Per Share Operating Performance:
Net asset value, beginning of period                      $     8.12        $     9.97      $    10.98      $    10.00
Income from investment operations
Net investment income (loss)(d)                                (0.11)(f)         (0.09)(f)       (0.08)          (0.02)
Net realized and unrealized gain (loss) on investments          3.16             (1.76)          (0.93)           1.15
                                                          ----------        ----------      ----------      ----------
Total from investment operations                                3.05             (1.85)          (1.01)           1.13
                                                          ----------        ----------      ----------      ----------
Less dividends and distributions:
Dividends from net investment income                           (0.12)                -               -           (0.10)
Distributions from net realized capital gains                  (0.03)                -               -               -
Distributions from capital                                         -                 -               -           (0.05)
                                                          ----------        ----------      ----------      ----------
Total dividends and distributions                              (0.15)                -               -             (0.15)
                                                          ----------        ----------      ----------      ----------
Net asset value, end of period                            $    11.02        $     8.12      $     9.97      $    10.98
                                                          ==========        ==========      ==========      ==========
Total Return(a)                                                37.53%           (18.56)%         (9.20)%         11.26%(b)
Ratios to Average Net Assets
Gross expenses                                                  1.32%             1.65%           1.95%           2.01%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                 0.07%             0.40%           0.70%           0.76%(c)
Net expenses                                                    1.25%             1.25%           1.25%           1.25%(c)
Net investment income (loss)(d)                                (1.06)%           (1.06)%         (0.87)%         (0.32)%(c)
Portfolio Turnover                                                61%               57%            160%            140%(b)
Net Assets, End of Period (000 omitted)                   $   67,375        $    5,482      $    6,370      $    6,640

                                                                   Small Cap Value/Perkins, Wolf, McDonnell Fund(1)
                                                          ----------------------------------------------------------------
                                                                        For the Year/Period Ended December 31,
                                                          ----------------------------------------------------------------
                                                             2003              2002              2001              2000
                                                          ----------        ----------        ----------        ----------
Per Share Operating Performance:
Net asset value, beginning of period                      $    10.19        $    12.12        $    11.37        $    10.00
Income from investment operations
Net investment income (loss)(d)                                 0.06(f)           0.05(f)           0.10(f)           0.32
Net realized and unrealized gain (loss) on investments          4.07             (1.86)             2.37              2.59
                                                          ----------        ----------        ----------        ----------
Total from investment operations                                4.13             (1.81)             2.47              2.91
                                                          ----------        ----------        ----------        ----------
Less dividends and distributions:
Dividends from net investment income                           (0.25)            (0.01)            (1.34)            (1.54)
Distributions from net realized capital gains                      -             (0.11)            (0.38)                -
Distributions from capital                                         -                 -                 -                 -
                                                          ----------        ----------        ----------        ----------
Total dividends and distributions                              (0.25)            (0.12)            (1.72)            (1.54)
                                                          ----------        ----------        ----------        ----------
Net asset value, end of period                            $    14.07        $    10.19        $    12.12        $    11.37
                                                          ==========        ==========        ==========        ==========
Total Return(a)                                                40.53%           (14.97)%           21.53%            28.96%(b)
Ratios to Average Net Assets
Gross expenses                                                  1.45%             1.74%             1.90%             2.18%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                 0.20%             0.49%             0.65%             0.93%(c)
Net expenses                                                    1.25%             1.25%             1.25%             1.25%(c)
Net investment income (loss)(d)                                 0.54%             0.47%             0.82%             1.49%(c)
Portfolio Turnover                                                58%               42%               59%              102%(b)
Net Assets, End of Period (000 omitted)                   $   33,318        $   10,934        $    8,125        $    6,178

                                                                International Blend/Bank of Ireland Fund(3)
                                                          ------------------------------------------------------
                                                                  For the Year/Period Ended December 31,
                                                          ------------------------------------------------------
                                                             2003           2002           2001          2000
                                                          ---------      ---------      ---------      ---------
Per Share Operating Performance:
Net asset value, beginning of period                      $    6.00      $    7.45      $    9.39      $   10.00
Income from investment operations
Net investment income(d)                                       0.09           0.06           0.05           0.04
Net realized and unrealized gain (loss) on investments         1.62          (1.46)         (1.93)         (0.45)
                                                          ---------      ---------      ---------      ---------
Total from investment operations                               1.71          (1.40)         (1.88)         (0.41)
                                                          ---------      ---------      ---------      ---------
Less dividends and distributions:
Dividends from net investment income                          (0.09)         (0.05)         (0.06)         (0.11)
Distributions from net realized capital gains                     -              -              -              -
Distributions from capital                                        -              -              -          (0.09)
                                                          ---------      ---------      ---------      ---------
Total dividends and distributions                             (0.09)         (0.05)         (0.06)         (0.20)
                                                          ---------      ---------      ---------      ---------
Net asset value, end of period                            $    7.62      $    6.00      $    7.45      $    9.39
                                                          =========      =========      =========      =========
Total Return(a)                                               28.56%        (18.76)%       (19.98)%        (4.09)%(b)
Ratios to Average Net Assets
Gross expenses                                                 3.36%          3.44%          2.80%          2.84%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                2.11%          2.19%          1.55%          1.59%(c)
Net expenses                                                   1.25%          1.25%          1.25%          1.25%(c)
Net investment income(d)                                       1.35%          0.95%          0.65%          0.49%(c)
Portfolio Turnover                                               18%            29%            12%            27%(b)
Net Assets, End of Period (000 omitted)                   $   5,317      $   4,059      $   4,739      $   5,001

                                                                         TimesSquare/Core Plus Bond Fund(2)
                                                            --------------------------------------------------------------
                                                                       For the Year/Period Ended December 31,
                                                            ---------------------------------------------------------------
                                                                2003             2002            2001(e)             2000
                                                            ----------        ---------        ----------        ----------
Per Share Operating Performance:
Net asset value, beginning of period                        $    10.16        $    9.95        $    10.28        $    10.00
Income from investment operations
Net investment income(d)                                          0.39(f)          0.43(f)           0.50(f)           0.57
Net realized and unrealized gain (loss) on investments            0.34             0.38              0.34              0.40
                                                            ----------        ---------        ----------        ----------
Total from investment operations                                  0.73             0.81              0.84              0.97
                                                            ----------        ---------        ----------        ----------
Less dividends and distributions:
Dividends from net investment income                             (0.59)           (0.59)            (1.10)            (0.68)
Distributions from net realized capital gains                        -            (0.01)            (0.07)            (0.01)
Distributions from capital                                           -                -                 -                 -
                                                            ----------        ---------        ----------        ----------
Total dividends and distributions                                (0.59)           (0.60)            (1.17)            (0.69)
                                                            ----------        ---------        ----------        ----------
Net asset value, end of period                              $    10.30        $   10.16        $     9.95        $    10.28
                                                            ==========        =========        ==========        ==========
Total Return(a)                                                   7.31%            8.44%             8.36%             9.92%(b)
Ratios to Average Net Assets
Gross expenses                                                    1.35%            1.20%             1.20%             1.23%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                   0.50%            0.35%             0.35%             0.38%(c)
Net expenses                                                      0.85%            0.85%             0.85%             0.85%(c)
Net investment income(d)                                          4.04%            4.41%             5.15%             6.34%(c)
Portfolio Turnover                                                 194%             396%              351%              310%(b)
Net Assets, End of Period (000 omitted)                     $    2,515        $   1,186        $      462        $      128

1    Commenced operations on January 20, 2000.
2    Commenced operations on January 21, 2000.
3    Commenced operations on January 24, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   57

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - RETAIL CLASS

                                                          Balanced Fund (sub-advised by Wellington Management)(1)
                                                          -------------------------------------------------------
                                                                   For the Year/Period Ended December 31,
                                                          -------------------------------------------------------
                                                             2003          2002          2001(e)          2000
                                                          ---------      ---------      ---------      ---------
Per Share Operating Performance:
Net asset value, beginning of period                      $    8.36      $    9.64      $   10.04      $   10.00
Income from investment operations
Net investment income (loss)(d)                                0.17           0.19(f)        0.21           0.17
Net realized and unrealized gain (loss) on investments         1.40          (1.27)         (0.42)          0.16
                                                          ---------      ---------      ---------      ---------
Total from investment operations                               1.57          (1.08)         (0.21)          0.33
                                                          ---------      ---------      ---------      ---------
Less dividends and distributions:
Dividends from net investment income                          (0.22)         (0.20)         (0.19)         (0.29)
                                                          ---------      ---------      ---------      ---------
Total dividends and distributions                             (0.22)         (0.20)         (0.19)         (0.29)
                                                          ---------      ---------      ---------      ---------
Net asset value, end of period                            $    9.71      $    8.36      $    9.64      $   10.04
                                                          =========      =========      =========      =========
Total Return(a)                                               18.79%        (11.17)%        (2.14)%         3.25%(b)
Ratios to Average Net Assets
Gross expenses                                                 2.28%          2.23%          2.17%          2.21%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                1.03%          0.98%          0.92%          0.96%(c)
Net expenses                                                   1.25%          1.25%          1.25%          1.25%(c)
Net investment income (loss)(d)                                1.91%          2.16%          2.07%          2.33%(c)
Portfolio Turnover                                               50%            56%           104%            67%(b)
Net Assets, End of Period (000 omitted)                   $   6,103      $   4,542      $   3,523      $   2,180

                                                                 Large Cap Growth/Morgan Stanley Fund(1)
                                                          ------------------------------------------------------
                                                                  For the Year/Period Ended December 31,
                                                          ------------------------------------------------------
                                                             2003         2002            2001           2000
                                                          ---------      ---------      ---------      ---------
Per Share Operating Performance:
Net asset value, beginning of period                      $    5.32      $    7.37      $    8.69      $   10.00
Income from investment operations
Net investment income (loss)(d)                               (0.01)            (A)         (0.03)(f)      (0.04)
Net realized and unrealized gain (loss) on investments         1.29          (2.05)         (1.29)         (1.27)
                                                          ---------      ---------      ---------      ---------
Total from investment operations                               1.28          (2.05)         (1.32)         (1.31)
                                                          ---------      ---------      ---------      ---------
Less dividends and distributions:
Dividends from net investment income                              -              -              -              -
                                                          ---------      ---------      ---------      ---------
Total dividends and distributions                                 -              -              -              -
                                                          ---------      ---------      ---------      ---------
Net asset value, end of period                            $    6.60      $    5.32      $    7.37      $    8.69
                                                          =========      =========      =========      =========
Total Return(a)                                               24.06%        (27.82)%       (15.19)%       (13.10)%(b)
Ratios to Average Net Assets
Gross expenses                                                 2.52%          2.63%          2.63%          2.24%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                1.27%          1.38%          1.38%          0.99%(c)
Net expenses                                                   1.25%          1.25%          1.25%          1.25%(c)
Net investment income (loss)(d)                               (0.12)%        (0.20)%        (0.39)%        (0.56)%(c)
Portfolio Turnover                                              131%           149%            91%            75%(b)
Net Assets, End of Period (000 omitted)                   $   6,353      $   4,311      $   3,086      $   2,107

                                                                     Large Cap Value/John A. Levin & Co. Fund(1)
                                                          ----------------------------------------------------------
                                                                      For the Year/Period Ended December 31,
                                                          ----------------------------------------------------------
                                                             2003             2002          2001             2000
                                                          ---------        ---------      ---------        ---------
Per Share Operating Performance:
Net asset value, beginning of period                      $    7.37        $   10.19      $   10.81        $   10.00
Income from investment operations
Net investment income(d)                                       0.07(f)          0.06           0.06(f)          0.07
Net realized and unrealized gain (loss) on investments         2.00            (2.83)         (0.56)            1.28
                                                          ---------        ---------      ---------        ---------
Total from investment operations                               2.07            (2.77)         (0.50)            1.35
                                                          ---------        ---------      ---------        ---------
Less dividends and distributions:
Dividends from net investment income                          (0.07)           (0.05)         (0.12)           (0.54)
Distributions from net realized capital gains                     -                -              -                -
                                                          ---------        ---------      ---------        ---------
Total dividends and distributions                             (0.07)           (0.05)         (0.12)           (0.54)
                                                          ---------        ---------      ---------        ---------
Net asset value, end of period                            $    9.37        $    7.37      $   10.19        $   10.81
                                                          =========        =========      =========        =========
Total Return(a)                                               28.09%           27.17%         (4.61)%          13.52%(b)
Ratios to Average Net Assets
Gross expenses                                                 1.95%            1.93%          1.92%            2.00%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                0.70%            0.68%          0.67%            0.75%(c)
Net expenses                                                   1.25%            1.25%          1.25%            1.25%(c)
Net investment income(d)                                       0.82%            0.80%          0.64%            0.60%(c)
Portfolio Turnover                                               89%              44%            45%              62%(b)
Net Assets, End of Period (000 omitted)                   $   9,937        $   6,438      $   4,406        $   1,934

                                                                           S&P 500(R) Index Fund(2)
                                                          ----------------------------------------------------------
                                                                   For the Year/Period Ended December 31,
                                                          ----------------------------------------------------------
                                                             2003            2002            2001            2000
                                                          ----------      ----------      ----------      ----------
Per Share Operating Performance:
Net asset value, beginning of period                      $     5.35      $     6.99      $     8.09      $    10.00
Income from investment operations
Net investment income(d)                                        0.07            0.06            0.09            0.13
Net realized and unrealized gain (loss) on investments          1.43           (1.64)          (1.09)          (0.83)
                                                          ----------      ----------      ----------      ----------
Total from investment operations                                1.50           (1.58)          (1.00)          (0.70)
                                                          ----------      ----------      ----------      ----------
Less dividends and distributions:
Dividends from net investment income                           (0.07)          (0.06)          (0.10)          (0.24)
Distributions from net realized capital gains                      -               -              (A)          (0.97)
                                                          ----------      ----------      ----------      ----------
Total dividends and distributions                              (0.07)          (0.06)          (0.10)          (1.21)
                                                          ----------      ----------      ----------      ----------
Net asset value, end of period                            $     6.78      $     5.35      $     6.99      $     8.09
                                                          ==========      ==========      ==========      ==========
Total Return(a)                                                27.97%         (22.59)%        (12.41)%         (7.94)%(b)
Ratios to Average Net Assets
Gross expenses                                                  0.88%           0.88%           0.89%           0.83%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                 0.28%           0.28%           0.29%           0.23%(c)
Net expenses                                                    0.60%           0.60%           0.60%           0.60%(c)
Net investment income(d)                                        1.08%           1.02%           1.27%           1.11%(c)
Portfolio Turnover                                                 2%              4%              2%              9%(b)
Net Assets, End of Period (000 omitted)                   $   45,252      $   23,279      $   18,905      $   10,427

1    Commenced operations on January 20, 2000.
2    Commenced operations on January 21, 2000.
(A)  Less than $0.01 per share
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.02 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.

--
58   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - RETAIL CLASS continued

                                                                           Small Cap Growth/TimesSquare Fund(2)
                                                            --------------------------------------------------------------
                                                                         For the Year/Period Ended December 31,
                                                            --------------------------------------------------------------
                                                                2003               2002            2001             2000
                                                            ----------         ----------       ---------      -----------
Per Share Operating Performance:
Net asset value, beginning of period                        $     8.07         $     9.93       $   10.96      $     10.00
Income from investment operations
Net investment income (loss)(d)                                  (0.12)(f)          (0.11)(f)       (0.07)           (0.04)
Net realized and unrealized gain (loss) on investments            3.11              (1.75)          (0.96)            1.14
                                                            ----------         ----------       ---------      -----------
Total from investment operations                                  2.99              (1.86)          (1.03)            1.10
                                                            ----------         ----------       ---------      -----------
Less dividends and distributions:
Dividends from net investment income                             (0.09)                 -               -            (0.09)
Distributions from net realized capital gains                    (0.03)                 -               -                -
Distributions from capital                                           -                  -               -            (0.05)
                                                            ----------         ----------       ---------      -----------
Total dividends and distributions                                (0.12)                 -               -            (0.14)
                                                            ----------         ----------       ---------      -----------
Net asset value, end of period                              $    10.94         $     8.07       $    9.93      $     10.96
                                                            ==========         ==========       =========      ===========
Total Return(a)                                                  37.02%            (18.73)%         (9.40)%          11.00%(b)
Ratios to Average Net Assets
Gross expenses                                                    1.57%              1.90%           2.18%            2.26%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                   0.07%              0.40%           0.68%            0.76%(c)
Net expenses                                                      1.50%              1.50%           1.50%            1.50%(c)
Net investment income (loss)(d)                                  (1.31)%            (1.30)%         (1.14)%          (0.57)%(c)
Portfolio Turnover                                                  61%                57%            160%             140%(b)
Net Assets, End of Period (000 omitted)                     $   10,666         $    6,507       $   4,892      $     2,905

                                                                     Small Cap Value/Perkins, Wolf, McDonnell Fund(1)
                                                            ----------------------------------------------------------------
                                                                         For the Year/Period Ended December 31,
                                                            ----------------------------------------------------------------
                                                                2003             2002              2001              2000
                                                            ----------        ----------        ----------        ----------
Per Share Operating Performance:
Net asset value, beginning of period                        $    10.14        $    12.07        $    11.34        $    10.00
Income from investment operations
Net investment income (loss)(d)                                   0.03(f)           0.03(f)           0.07(f)           0.27
Net realized and unrealized gain (loss) on investments            4.03             (1.85)             2.36              2.60
                                                            ----------        ----------        ----------        ----------
Total from investment operations                                  4.06             (1.82)             2.43              2.87
                                                            ----------        ----------        ----------        ----------
Less dividends and distributions:
Dividends from net investment income                             (0.22)                -             (1.32)            (1.53)
Distributions from net realized capital gains                        -             (0.11)            (0.38)                -
Distributions from capital                                           -                 -                 -                 -
                                                            ----------        ----------        ----------        ----------
Total dividends and distributions                                (0.22)            (0.11)            (1.70)            (1.53)
                                                            ----------        ----------        ----------        ----------
Net asset value, end of period                              $    13.98        $    10.14        $    12.07        $    11.34
                                                            ==========        ==========        ==========        ==========
Total Return(a)                                                  40.07%           (15.18)%           21.28%            28.60%(b)
Ratios to Average Net Assets
Gross expenses                                                    1.70%             1.99%             2.15%             2.43%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                   0.20%             0.49%             0.65%             0.93%(c)
Net expenses                                                      1.50%             1.50%             1.50%             1.50%(c)
Net investment income (loss)(d)                                   0.23%             0.24%             0.58%             1.24%(c)
Portfolio Turnover                                                  58%               42%               59%              102%(b)
Net Assets, End of Period (000 omitted)                     $   29,297        $   13,130        $    6,226        $    1,973

                                                                International Blend/Bank of Ireland Fund(3)
                                                           ----------------------------------------------------
                                                                  For the Year/Period Ended December 31,
                                                           ----------------------------------------------------
                                                             2003         2002          2001             2000
                                                           -------     ---------     ---------      -----------
Per Share Operating Performance:
Net asset value, beginning of period                       $  5.95     $    7.42     $    9.37      $     10.00
Income from investment operations
Net investment income(d)                                      0.06          0.04          0.04               (A)
Net realized and unrealized gain (loss) on investments        1.62         (1.47)        (1.94)           (0.44)
                                                           -------     ---------     ---------      -----------
Total from investment operations                              1.68         (1.43)        (1.90)           (0.44)
                                                           -------     ---------     ---------      -----------
Less dividends and distributions:
Dividends from net investment income                         (0.08)        (0.04)        (0.05)           (0.10)
Distributions from net realized capital gains                    -             -             -                -
Distributions from capital                                       -             -             -            (0.09)
                                                           -------     ---------     ---------      -----------
Total dividends and distributions                            (0.08)        (0.04)        (0.05)           (0.19)
                                                           -------     ---------     ---------      -----------
Net asset value, end of period                             $  7.55     $    5.95     $    7.42      $      9.37
                                                           =======     =========     =========      ===========
Total Return(a)                                              28.22%       (19.23)%      (20.29)%          (4.35)%(b)
Ratios to Average Net Assets
Gross expenses                                                3.61%         3.69%         3.05%            3.09%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                               2.11%         2.19%         1.55%            1.59%(c)
Net expenses                                                  1.50%         1.50%         1.50%            1.50%(c)
Net investment income(d)                                      1.09%         0.61%         0.38%            0.24%(c)
Portfolio Turnover                                              18%           29%           12%              27%(b)
Net Assets, End of Period (000 omitted)                    $ 2,799     $   1,892     $   1,493      $     1,371

                                                                           TimesSquare/Core Plus Bond Fund(2)
                                                            ---------------------------------------------------------------
                                                                         For the Year/Period Ended December 31,
                                                            ---------------------------------------------------------------
                                                               2003              2002            2001(e)           2000
                                                            ----------        ---------        ----------        ----------
Per Share Operating Performance:
Net asset value, beginning of period                        $    10.12        $    9.92        $    10.27        $    10.00
Income from investment operations
Net investment income(d)                                          0.41(f)          0.41(f)           0.54(f)           0.51
Net realized and unrealized gain (loss) on investments            0.30             0.39              0.28              0.45
                                                            ----------        ---------        ----------        ----------
Total from investment operations                                  0.71             0.80              0.82              0.96
                                                            ----------        ---------        ----------        ----------
Less dividends and distributions:
Dividends from net investment income                             (0.56)           (0.59)            (1.10)           (0.68)
Distributions from net realized capital gains                        -            (0.01)            (0.07)           (0.01)
Distributions from capital                                           -                -                 -                 -
                                                            ----------        ---------        ----------        ----------
Total dividends and distributions                                (0.56)           (0.60)            (1.17)           (0.69)
                                                            ----------        ---------        ----------        ----------
Net asset value, end of period                              $    10.27        $   10.12        $     9.92        $    10.27
                                                            ==========        =========        ==========        ==========
Total Return(a)                                                   7.20%            8.38%             8.20%             9.79%(b)
Ratios to Average Net Assets
Gross expenses                                                    1.45%            1.30%             1.30%             1.33%(c)
Fees and expenses waived or borne by the Adviser
 or Distributor                                                   0.50%            0.35%             0.35%             0.38%(c)
Net expenses                                                      0.95%            0.95%             0.95%             0.95%(c)
Net investment income(d)                                          3.87%            4.26%             5.15%             6.24%(c)
Portfolio Turnover                                                 194%             396%              351%              310%(b)
Net Assets, End of Period (000 omitted)                     $    3,101        $   1,887        $      594        $      215

1    Commenced operations on January 20, 2000.
2    Commenced operations on January 21, 2000.
3    Commenced operations on January 24, 2000.
(A)  Less than $0.01 per share
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.

                                                                              --
The Notes to Financial Statements are an integral part of these statements.   59

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS

1. Organization. CIGNA Funds Group, a Massachusetts business trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. At December 31, 2003 the Trust offered nine separate series. Information on eight of these series (referred to as the "Funds" or individually as the "Fund") is presented in this report, including: Balanced Fund (sub-advised by Wellington Management) ("Balanced Fund"), Large Cap Growth/Morgan Stanley Fund ("Large Cap Growth Fund"), Large Cap Value/John A. Levin & Co. Fund ("Large Cap Value Fund"), S&P 500(R) Index Fund, Small Cap Growth/TimesSquare Fund ("Small Cap Growth
Fund"), Small Cap Value/Perkins, Wolf, McDonnell Fund ("Small Cap Value Fund") (formerly called the Small Cap Value/Berger[RegTM] Fund), International Blend/Bank of Ireland Fund ("International Blend Fund"), and TimesSquare Core Plus Bond Fund ("Core Plus Bond Fund"). The financial statements of the Money Market Fund are presented in a separate report. The Trust offers three classes of shares in each Fund: Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including any applicable shareholder servicing fee or distribution fee). Shares of each Class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each Class of shares. The Premier Class Shares of the Funds have a shareholder servicing fee. The Retail Class Shares of the Funds (and Premier Class shares of the Core Plus Bond Fund) have a shareholder servicing fee and a distribution fee.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   A. Security Valuation - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price (NASDAQ Official Closing Price ["NOCP"] for NASDAQ stocks) or, if there has been no sale that day, at the last bid price. Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Funds are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of TimesSquare Capital Management, Inc. to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

   B. Delayed Delivery Commitments - The Funds may enter into commitment agreements - i.e., TBA's - for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Funds do not begin to earn interest on such purchase commitments until the settlement date. The Funds may sell a purchase commitment prior to settlement for the purpose of enhancing their total return. The Funds segregate assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for sale or to meet redemptions.

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

   Delayed delivery commitments may increase a Fund's exposure to market fluctuations and may increase the possibility that a Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Funds record changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

   C. Foreign Currency Translations - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

   (1) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

   (2) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

   Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

   D. Foreign Investments - The Funds may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

   E. Forward Currency Transactions - Certain Funds may enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   F. Futures Contracts - Certain Funds may enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

   G. High Yield Bonds - The Core Plus Bond Fund may invest in high yield bonds; i.e., fixed income securities rated below investment-grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

   securities. In addition, these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

   H. Repurchase Agreements - Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. It is the Funds' policy that the market value of the collateral must be at least equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset any losses incurred.

   I. Swap Agreements - Certain Funds may enter into swap agreements for investment, liquidity, hedging and risk management purposes. For example, a Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive--e.g., an exchange of floating-rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

   As of December 31, 2003, the Core Plus Bond Fund had the following outstanding swap agreement:

                    Spread                       Unrealized
    Notional        (Basis     Termination     Appreciation/
     Amount        Points)         Date        (Depreciation)
$   520,000(1)    0           05/01/04               $0

(1)This swap agreement was with Bear Stearns as the Counterparty and the Total Returns were based on the Bear Stearns High Yield Index.

   The terms of the agreement require the Fund to pay LIBOR (which is set monthly) plus the spread and to receive the monthly total return on the Index, both based on the notional amount. The Fund records the net amount receivable/payable on a daily basis. The net receivable/ payable is settled in cash monthly and recorded as realized gain/loss.

   J. Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-date and interest income is recorded on the accrual basis, which includes amortization of premium and accrual of discount, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Securities gains and losses are determined on the basis of identified cost.

   K. Federal Taxes - For federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statements of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

   At December 31, 2003, each Fund had a Post-October Loss Deferral of:

Fund                             Post-October Loss
   International Blend Fund           62,790
   Core Plus Bond Fund                 7,125

   Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

   L. Foreign Taxes on Dividends - Dividend income on the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Balanced Fund, $655; Large Cap

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

   Value Fund, $2,577; Small Cap Growth Fund, $1,350; International Blend Fund, $30,879.

   M. Dividends and Distributions to Shareholders - Dividends from net investment income, if any, and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually (net investment income is declared and distributed monthly for Core Plus Bond Fund).

   Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for premium amortization, real estate investment trust income, deferred compensation, foreign securities, capital loss carryforwards, deferred losses due to wash sales, excise tax regulations and net operating losses. To the extent that such differences are permanent, a reclassification of the components of Net Assets may be required. As a result, at December 31, 2003, the following reclassifications were done:

   (In Thousands)

                                  Undistributed     Accumulated
                                (Overdistributed)       Net
                                       Net           Realized
                                    Investment         Gain       Paid-in
Fund                                  Income          (Loss)      Capital
   Balanced Fund                      $   50         $  (50)      $    0
   S&P 500(R) Index Fund                  72             12          (84)
   Small Cap Growth Fund               6,306         (6,306)           0
   Small Cap Value Fund                1,479         (1,479)           0
   International Blend Fund               10             (8)          (2)
   Core Plus Bond Fund                 1,357         (4,204)       2,847

   N. Multiclass Operations - Each Class offered by the Trust has equal rights as to net assets. Income, non-specific expenses, and realized and unrealized capital gains and losses are allocated to each Class of shares based on the relative net assets of each Class.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate for each Fund (see below) applied to the average daily net assets of the Fund. TimesSquare has contractually agreed to reimburse or bear any other expenses for each Fund for any amount by which expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, certain percentages of average daily net assets until April 30, 2004 and thereafter, to the extent described in the Fund's then current prospectus. These percentages are as follows:

                                                Maximum Operating
                                                  Expense Ratio
                                       ------------------------------------
                             Advisory   Institutional   Premier    Retail
Fund                            Fee         Class        Class      Class
Balanced Fund                   0.75%        0.80%        1.00%      1.25%
Large Cap Growth Fund           0.80         0.80         1.00       1.25
Large Cap Value Fund            0.75         0.80         1.00       1.25
S&P 500(R) Index Fund           0.25         0.25         0.35       0.60
Small Cap Growth Fund           1.00         1.05         1.25       1.50
Small Cap Value Fund            1.00         1.05         1.25       1.50
International Blend Fund        1.00         1.05         1.25       1.50
Core Plus Bond Fund             0.60         0.45         0.85       0.95

TimesSquare retains the right to be repaid by a Fund if the Fund's expenses fall below the percentages specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses. The following is a list of the Funds' remaining liability and respective dates of expiration:

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

(In Thousands)

                                Remaining     Expires     Expires     Expires
                               Contingent      during      during     during
Fund                            Liability       2004        2005       2006
Balanced Fund                 $391           $116        $129        $146
   Institutional               130             42          43          45
   Premier                     142             48          45          49
   Retail                      119             26          41          52
Large Cap Growth Fund          424            134         141         149
   Institutional               122             48          39          35
   Premier                     150             55          48          47
   Retail                      152             31          54          67
Large Cap Value Fund           341             93         110         138
   Institutional                90             32          28          30
   Premier                     129             40          42          47
   Retail                      122             21          40          61
S&P 500(R) Index Fund          957            357         301         299
   Institutional               737            252         253         232
   Premier                      17              4           5           8
   Retail                      203            101          43          59
Small Cap Growth Fund          409            128         140         141
   Institutional               275             64          97         114
   Premier                      84             41          22          21
   Retail                       50             23          21           6
Small Cap Value Fund           361            114         124         123
   Institutional               127             43          34          50
   Premier                     125             47          42          36
   Retail                      109             24          48          37
International Blend Fund       542            146         199         197
   Institutional               188             58          67          63
   Premier                     253             69          95          89
   Retail                      101             19          37          45
Core Plus Bond Fund           1004            309         348         347
   Institutional               967            307         341         319
   Premier                      14              1           3          10
   Retail                       23              1           4          18

The Balanced, Large Cap Growth, Large Cap Value, Small Cap Value and International Blend Funds use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, and sold for its particular Fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the Funds. TimesSquare has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest excess cash, up to 25% of each Fund's total assets, in the affiliated Money Market Fund (MMF) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Funds by an amount that offsets the amount of the advisory fees incurred in the affiliated Fund as a result of its investment in MMF. For the year ended December 31, 2003, the advisory fees waived by TimesSquare were as follows:

(In Thousands)

Fund                           Fees Waived
Balanced Fund                      $ 2
Large Cap Growth Fund                1
Large Cap Value Fund                 3
S&P 500(R) Index Fund               63
Small Cap Growth Fund               61
Small Cap Value Fund                33
International Blend Fund             1
Core Plus Bond Fund                 21

Income distributions from the MMF for the year ended December 31, 2003, are included as dividend income in the Statement of Operations as follows:

(In Thousands)

Fund                           Amount
Balanced Fund                 $ 5
Large Cap Growth Fund           3
Large Cap Value Fund            8
S&P 500(R) Index Fund         136
Small Cap Growth Fund         125
Small Cap Value Fund           68
International Blend Fund        1
Core Plus Bond Fund            50

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

For administrative services, the Funds reimburse TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2003, the Funds paid or accrued $286,109. (The amount incurred by each Fund may be found in the Statement of Operations.)

With respect to Retail Class shares (and also the Premier Class of Core Plus Bond Fund), the Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which requires the payment of an annual rate of 0.25%, applied to the average daily net assets of each class (0.15% for the Premier Class of Core Plus Bond Fund), to CIGNA Financial Services, Inc. ("CFS"), the Funds' distributor. The distribution fees received from the 12b-1 plan are used for services provided to the Retail Class (and also the Premier Class of Core Plus Bond Fund) and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to CFS equal to 0.20% annually (0.25% for International Blend Fund and Core Plus Bond Fund) applied to the average daily net assets of each class. The shareholder servicing and distribution fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average daily net assets, to the amounts described above until April 30, 2004, and thereafter, to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

At December 31, 2003, Life Insurance Company of North America, an indirect wholly-owned subsidiary of CIGNA Corporation, had investments in the Funds as follows:

(In Thousands)

Fund                          Shares
Balanced Fund                1,107      65%
Large Cap Growth Fund          901      42
Large Cap Value Fund           979      37
International Blend Fund     1,055      68



4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2003, were as follows (amounts in thousands):

(In Thousands)

                               U.S.
                           Government/
                              Agency               All Other
                      ---------------------- ----------------------
Fund                   Purchases     Sales    Purchases     Sales
Balanced Fund           $ 4,301   $ 1,155    $ 3,828     $ 5,674
Large Cap Growth
   Fund                     295       712     16,368      14,139
Large Cap Value
   Fund                     147        --     20,913      16,559
S&P 500(R) Index
   Fund                       7        41      3,463       3,810
Small Cap Growth
   Fund                      --        --    370,106     117,821
Small Cap Value
   Fund                      --        --     71,223      31,946
International Blend
   Fund                      --        --      2,125       1,630
Core Plus Bond
   Fund                  91,751   122,128     27,340      44,699

6. In-Kind Transactions. On June 10, 2003, the Core Plus Fixed Income Fund, Institutional Class, had a redemption of $86,912,264, of which $45,949,003 was in cash and $40,963,261 was an in-kind redemption. The Fund incurred realized gains of $2,846,411 associated with the in-kind redemptions.

7. Capital Stock. Each Fund is a separate series of the Trust, which offers an unlimited number of shares of beneficial interest, without par value. Changes in capital shares were as follows (shares and amounts in thousands):

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

(In Thousands)

                                                         Large Cap Growth                           S&P 500(R) Index
                                        Balanced Fund          Fund         Large Cap Value Fund            Fund
                                      ------------------ ----------------- ----------------------- -----------------------
                                                           For the Year
                                      For the Year Ended       Ended         For the Year Ended      For the Year Ended
                                         December 31,      December 31,         December 31,            December 31,
                                      ------------------ ----------------- ----------------------- -----------------------
                                        2003      2002     2003     2002       2003        2002        2003        2002
                                      -------- --------- -------- -------- ----------- ----------- ----------- -----------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                1       -         16       35        14          34            76        72
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions              13      13          1        -         6           5           263       343
                                      ------  ------     ------   ------    ------      ------        ------     ------
                                          14      13         17       35        20          39           339       415
Shares redeemed                            -       -        (15)     (16)       (1)         (9)       (2,624)       (1)
                                      ------  ------     ------   ------    ------      ------        ------     ------
Net change                                14      13          2       19        19          30        (2,285)      414
                                      ------  ------     ------   ------    ------      ------        ------     ------
Premier Class
Shares sold                               54      25        164       92       382         212         1,048       259
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions              13      14          1        -        11           6            16         6
                                      ------  ------     ------   ------    ------      ------        ------     ------
                                          67      39        165       92       393         218         1,064       265
Shares redeemed                          (24)     (6)       (44)     (43)     (121)        (89)         (208)     (159)
                                      ------  ------     ------   ------    ------      ------        ------     ------
Net change                                43      33        121       49       272         129           856       106
                                      ------  ------     ------   ------    ------      ------        ------     ------
Retail Class
Shares sold                              167     229        494      501       706         571         3,402      2,362
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions              14      13          -        -         8           6            63         49
                                      ------  ------     ------   ------    ------      ------        ------     ------
                                         181     242        494      501       714         577         3,465      2,411
Shares redeemed                          (95)    (65)      (342)    (109)     (528)       (135)       (1,139)      (765)
                                      ------  ------     ------   ------    ------      ------        ------     ------
Net change                                86     177        152      392       186         442         2,326      1,646
                                      ------  ------     ------   ------    ------      ------        ------     ------
Total net increase in Fund shares        143     223        275      460       477         601           897      2,166
                                      ======  ======     ======   ======    ======      ======        ======     ======

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

(In Thousands)


                                      Small Cap Growth Fund   Small Cap Value Fund International Blend Fund Core Plus Bond Fund
                                      ---------------------   --------------------  --------------------   ---------------------
                                       For the Year Ended      For the Year Ended     For the Year Ended     For the Year Ended
                                          December 31,            December 31,           December 31,           December 31,
                                      ---------------------   --------------------  --------------------   ---------------------
                                          2003       2002        2003       2002         2003      2002         2003       2002
                                      ----------- ---------   --------- ----------  ---------- ---------   ------------ --------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                              24,196     5,485       2,971       569           6         207          4,938      419
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                414         -          61        13           7           6            369      604
                                         ------    ------      ------    ------      ------      ------         ------   ------
                                         24,610     5,485       3,032       582          13         213          5,307    1,023
Shares redeemed                          (1,594)      (89)       (790)       (1)         (A)       (202)       (11,373)    (165)
                                         ------    ------      ------    ------      ------      ------         ------   ------
Net change                               23,016     5,396       2,242       581          13          11         (6,066)     858
                                         ------    ------      ------    ------      ------      ------         ------   ------
Premier Class
Shares sold                               6,849        70       2,198       447          72         103            155       89
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 81         -          41        12           8           6              9        5
                                         ------    ------      ------    ------      ------      ------         ------   ------
                                          6,930        70       2,239       459          80         109            164       94
Shares redeemed                          (1,490)      (34)       (945)      (56)        (59)        (69)           (37)     (23)
                                         ------    ------      ------    ------      ------      ------         ------   ------
Net change                                5,440        36       1,294       403          21          40            127       71
                                         ------    ------      ------    ------      ------      ------         ------   ------
Retail Class
Shares sold                                 464       487       1,339       957         126         360            358      327
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 10         -          33        14           4           2             16        6
                                         ------    ------      ------    ------      ------      ------         ------   ------
                                            474       487       1,372       971         130         362            374      333
Shares redeemed                            (306)     (174)       (572)     (192)        (77)       (245)          (258)    (207)
                                         ------    ------      ------    ------      ------      ------         ------   ------
Net change                                  168       313         800       779          53         117            116      126
                                         ------    ------      ------    ------      ------      ------         ------   ------
Total net increase (decrease) in
 Fund shares                             28,624     5,745       4,336     1,763          87         168         (5,823)   1,055
                                         ======    ======      ======    ======      ======      ======         ======   ======
(A) Less than 1.

CIGNA Funds Group

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of the CIGNA Funds Group

In our opinion, the accompanying statements of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Fund (sub-advised by Wellington Management), Large Cap Growth/Morgan Stanley Fund, Large Cap Value/John A. Levin & Co. Fund, S&P 500(R) Index Fund, Small Cap Growth/TimesSquare Fund, Small Cap Value/Perkins Wolf, McDonnell Fund (formerly known as Small Cap Value/Berger[RegTM] Fund), International Blend/Bank of Ireland Fund, and TimesSquare Core Plus Bond Fund (each a series of CIGNA Funds Group, hereafter referred to as the "Fund") at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2004

CIGNA Funds Group (Unaudited)

2003 TAX INFORMATION

                               % of Ordinary Income           % of Net Assets        % of Ordinary Income
                               Dividend derived from         invested in U.S.              Dividend
                                  U.S. Government         Government Obligations         designated as
                            --------------------------- --------------------------- -----------------------
                                                                                                  Dividend
                               Treasury       Agency       Treasury       Agency     Qualified    Received
Fund                         Obligations   Obligations   Obligations   Obligations   Dividend(1)  Deduction(2)
--------------------------- ------------- ------------- ------------- ------------- ----------- --------------
Balanced Fund                      3            22             4            14           54          52
Large Cap Growth Fund             --            --            --            --          100         100
Large Cap Value Fund              --            --            --            --          100         100
S&P 500(R) Index Fund             --            --            --             1          100         100
Small Cap Growth Fund             --            --            --            --            6           6
Small Cap Value Fund              --            --            --            --           43          43
International Blend Fund          --            --            --            --          100          --
Core Plus Bond Fund               11            33            13            39            1           1

(1) Each fund hereby designates this percentage or the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. The 2003 Form 1099-DIV you receive will show the tax status of all distributions paid to you during the year.

(2)  This is available to corporate shareholders only.

Foreign taxes paid during the fiscal year ended December 31, 2003, amounting to $30,879 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV. Gross income derived from sources within foreign countries amounted to $277,601 ($0.19 per share) for the fiscal year ended. The Table below contains a breakdown of the foreign taxes paid and foreign income earned by country for the International Blend Fund:

                     Institutional Class           Premier Class               Retail Class
                   ------------------------   ------------------------   -------------------------
                     Foreign       Foreign      Foreign       Foreign      Foreign       Foreign
Country               Tax %       Income %       Tax %       Income %       Tax %        Income %
----------------   -----------   ----------   -----------   ----------   -----------   -----------
Australia               0.09%        3.06%         0.09%        3.05%         0.09%         3.08%
Bermuda                 0.00%        0.08%         0.00%        0.09%         0.00%         0.10%
Canada                  0.20%        0.16%         0.20%        0.18%         0.20%         0.21%
China                   0.00%        0.86%         0.00%        0.81%         0.00%         0.82%
Finland                 1.27%        0.86%         1.27%        0.90%         1.27%         0.92%
France                  6.82%        7.15%         6.82%        7.09%         6.82%         7.09%
Germany                 8.90%        6.36%         8.90%        6.38%         8.90%         6.37%
Hong Kong               0.00%        2.91%         0.00%        2.87%         0.00%         2.88%
Italy                   5.95%        5.34%         5.95%        5.39%         5.95%         5.34%
Ireland                 0.75%        0.39%         0.75%        0.45%         0.75%         0.41%
Japan                   3.94%        4.48%         3.94%        4.49%         3.94%         4.42%
Korea                   3.24%        2.12%         3.24%        2.07%         3.24%         2.05%
Netherlands            16.39%       11.62%        16.39%       11.58%        16.39%        11.61%
Spain                   3.45%        2.43%         3.45%        2.51%         3.45%         2.47%
Switzerland            11.73%        8.32%        11.73%        8.35%        11.73%         8.32%
United Kingdom         37.27%       39.66%        37.27%       39.60%        37.27%        39.65%
United States           0.00%        4.20%         0.00%        4.19%         0.00%         4.26%
                      ------       ------        ------       ------        ------        ------
 Total                100.00%      100.00%       100.00%      100.00%       100.00%       100.00%
                      ======       ======        ======       ======        ======        ======

CIGNA Funds Group (Unaudited)

TRUSTEES AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                     Number of
Name,                          Length                                                Portfolios in   Other
Address*      Position Held    of Time         Principal Occupation(s) During        Fund Complex    Directorships
And Age       with Fund        Served          Past 5 Years                          Overseen        Held by Trustee
------------- ---------------- --------------- ------------------------------------- --------------- --------------------
Independent Trustees
Russell H.    Trustee          Trustee since   Vice President (Investor Relations,   14              --
Jones                          1995            Public Relations) and Treasurer,
59                                             Kaman Corporation
                                               (helicopters and aircraft
                                               components, industrial
                                               distribution)

Paul J.       Trustee          Trustee since   Special Advisor to Board of           14              Western
McDonald                       1995            Directors, Friendly Ice Cream                         Massachusetts
60                                             Corporation (family restaurants                       Electric Company
                                               and dairy products)

Marnie        Trustee          Trustee since   Diocesan Consultant, Episcopal        14              Boston Mutual Life
Wagstaff                       2001            Diocese of Connecticut;                               Insurance Company
Mueller                                        Previously, Visiting Professor of
64                                             Health Economics, Wesleyan
                                               University

Carol Ann     Trustee          Trustee since   Director and Chair of Audit           14              Reed & Barton
Hayes                          2003            Committee, Reed and Barton                            Corporation
59                                             Corporation

Affiliated Trustees and Fund Officers

Richard H.    Trustee,         Trustee,        Managing Director, CIGNA              14              Director of various
Forde         Chairman of      Chairman and    Retirement & Investment Services                      subsidiaries of
50            the Board and    President       and TimesSquare Capital                               CIGNA Corporation
              President        since 1998      Management, Inc.

David P.      Trustee          Trustee since   Chief Investment Officer, CIGNA       14              Director of various
Marks                          2003            Retirement & Investment Services                      subsidiaries of
57                                                                                                   CIGNA Corporation

Alfred A.     Vice President   Officer         CIGNA Funds Treasurer;                14              --
Bingham III   and Treasurer    Since 1982      Assistant Vice President,
59                                             TimesSquare Capital Management, Inc.

Jeffrey S.    Vice President   Officer         Senior Counsel,                       14              --
Winer         and Secretary    Since 1993      CIGNA Corporation
46

--------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.
--------------------------------------------------------------------------------
CIGNA Funds Group Funds are open-end, diversified management investment companies. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103. The Funds are distributed by
CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, Connecticut 06115-0476 (Telephone: 1.888.CIGNA.FS or 1.888.244.6237).
--------------------------------------------------------------------------------

[LOGO] CIGNA Financial Services

P.O. Box 150476
Hartford, CT 06115-0476
www.cigna.com

Member NASD/SIPC                                                          545900

CIGNA Funds Group

                             Money
                            Market
                              Fund

                                                                   Annual Report
                                                               December 31, 2003
--------------------------------------------------------------------------------
[LOGO]
CIGNA Financial Services

Dear Shareholders:

We are pleased to provide this report for CIGNA Funds Group Money Market Fund (the "Fund") covering the year ended December 31, 2003.

MANAGEMENT'S DISCUSSION AND ANALYSIS
MARKET ENVIRONMENT

The Federal Reserve (Fed) met four times during the first half of 2003, but waited until the fourth meeting to cut interest rates. At the June 25 Open Market Committee meeting, the Fed cut the federal funds rate by 25 basis points to a 45-year low of 1%. This was the thirteenth interest rate cut since the easing cycle began in January 2001. The Fed statement noted recent firming in spending as well as stabilization in labor and "markedly improved financial conditions." During the second half of 2003, the Fed met four times without changing interest rates, but at the fourth meeting decided to adjust their bias from "balanced/disinflation" to "balanced". The market interpreted this as setting the stage for possible rate increases later on in 2004.

As the year came to a close, the general tone of the markets appeared to be improving, the consumer remained strong and corporate profits were exceeding expectations. Economists continued to search for signs of inflation and strengthening of employment. The Fed was openly signaling its willingness to support growth, and the markets were focused on trying to find strength in the economy.

PORTFOLIO COMPOSITION AND PERFORMANCE

On December 31, 2003, the portfolio contained: top-tier asset-backed securities, 1.8%; top-tier domestic commercial paper, 40.3%; top-tier foreign commercial paper, 9.9%; and U.S. Government and Agencies, 48.0%. The Fund is well diversified.

Total returns for the year ended December 31, 2003 were:

Retail Class                                    0.26%
Premier Class                                   0.51
Institutional Class                             0.76
Lipper Money Market Funds Average               0.44
3-month U.S. Treasury Bill                      1.07


                                                                              -

As of December 31, 2003, the Fund's weighted average portfolio maturity was 32 days, and the annualized 7-day yield for each class was:

Retail Class                                    0.13%
Premier Class                                   0.38
Institutional Class                             0.63

OUTLOOK

Economic data continues to show signs of improvement. Fourth quarter 2003 Gross Domestic Product (GDP) is estimated to be 4%. However, we expect Fed policy and interest rates to remain on hold for the first half of 2004. Expectations are that the Fed will be extremely patient, looking for signs of inflation. Since inflation is currently below the desired level, consensus speculation is that monetary policy no longer needs to be preemptive and that the Fed will need to see improvement in the labor sector and pricing power before tightening. With this in mind, we will continue to focus on the developing trends in both the U.S. and global economies as keys to further Fed action, and adjust our portfolio strategy accordingly.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde

Chairman of the Board and President
CIGNA Funds Group

-
2

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


[PLOT POINTS FOR LINE CHART]

--------------------------------------------------------------------------------
            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              12/31/93 - 12/31/03


                  Institutional Class      3-Month U.S. Treasury Bill
12/31/1993              $10,000                     $10,000
12/31/1994              $10,343                     $10,422
12/31/1995              $10,894                     $11,020
12/31/1996              $11,429                     $11,598
12/31/1997              $12,032                     $12,206
12/31/1998              $12,655                     $12,823
12/31/1999              $13,271                     $13,431
12/31/2000              $14,083                     $14,231
12/31/2001              $14,620                     $14,813
12/31/2002              $14,819                     $15,065
12/31/2003              $14,932                     $15,227

---------------------------------------------------------
                 AVERAGE ANNUAL RETURNS

                         1-Year      5-Year       10-Year
Institutional Class      0.76%       3.36%        4.09%
---------------------------------------------------------

Money Market Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The annualized yield for the seven days ended December 31, 2003 was 0.63% for the Institutional Class, and the Fund's average maturity was 32 days. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each Class has been compared with the total return performance of the three month U.S. Treasury Bill, which does not reflect brokerage charges or other investment expenses. The principal value of the U.S. Treasury Bill is guaranteed by the full faith and credit of the United States.


                                                                              -

Money Market Fund

INVESTMENTS IN SECURITIES
DECEMBER 31, 2003

(IN THOUSANDS)                               PRINCIPAL       VALUE
---------------------------------------------------------------------
ASSET BACKED SECURITIES - 1.8%
Chase Manhattan Auto Owner Trust,
  1.14%, 4/10/04                             $ 5,000       $ 5,000
Honda Auto Receivables Owner Trust,
  1.11%, 9/13/04                               5,378         5,378
                                                            ------
Total Asset Backed Securities                               10,378
                                                            ------
COMMERCIAL PAPER - 50.2%
Domestic - 40.3%
American Express Credit Corp.,
  1.00%, 1/6/04                                3,411         3,411
  1.00%, 1/14/04                               2,690         2,689
Bear Stearns Co., 1.07%, 1/6/04               20,000        19,997
BellSouth Corp.,
  1.02%, 1/7/04                               15,000        14,997
  1.01%, 1/9/04                                4,146         4,145
CAFCO, LLC, 1.07%, 1/14/04                     4,315         4,313
Citicorp, 1.04%, 1/20/04                      16,510        16,501
Fortune Brands, Inc.,
  1.04%, 1/12/04                              14,132        14,127
  1.04%, 1/26/04                               7,830         7,824
General Electric Capital Corp.,
  1.14%, 1/28/04 (a)                           7,500         7,500
Gillette Co., 0.83%, 1/2/04                    3,486         3,486
Goldman Sachs Group, Inc.,
  1.07%, 1/8/04                                8,487         8,485
  1.05%, 1/14/04                                 671           671
International Business Machine Corp.,
  1.03%, 1/14/04                              13,000        12,995
Merrill Lynch & Co., Inc., 1.04%, 1/29/04     12,644        12,634


The Notes to Financial Statements are an integral part of these statements.

-
4

Money Market Fund

INVESTMENTS IN SECURITIES continued
DECEMBER 31, 2003

(IN THOUSANDS)                                 PRINCIPAL        VALUE
------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.,
  1.05%, 1/12/04                               $ 9,796        $ 9,793
Morgan Stanley Dean Witter Co.,
  1.08%, 1/7/04                                 20,410         20,406
Nestle Capital Corp., 1.01%, 1/22/04             7,381          7,377
Old Line Funding Corp.,
  1.09%, 1/9/04                                  9,762          9,760
  1.08%, 1/14/04                                11,730         11,725
State Street Corp.,
  1.05%, 1/2/04                                  7,359          7,359
  1.03%, 1/13/04                                11,638         11,634
Sysco Corp., 0.92%, 1/2/04                      14,246         14,246
Wells Fargo Bank NA, 1.10%, 1/14/04 (a)          5,000          5,000
                                                              -------
                                                              231,075
                                                              -------
Foreign - 9.9%
National Australia Funding (Delaware), Inc.,
  1.05%, 1/5/04                                  9,335          9,334
  1.04%, 1/8/04                                 10,865         10,863
Novartis Finance Corp., 1.05%, 1/5/04           12,862         12,860
Shell Finance PLC, 0.98%, 1/5/04                 1,218          1,218
Toyota Motor Credit Corp.,
  1.04%, 1/13/04                                10,000          9,996
  1.07%, 12/23/04 (a)                           12,500         12,509
                                                              -------
                                                               56,780
                                                              -------
Total Commercial Paper                                        287,855
                                                              -------
U.S. GOVERNMENT & AGENCIES (b) - 48.0%
Fannie Mae,
  1.02%, 1/2/04                                 28,000         27,999
  1.32%, 1/9/04                                  2,500          2,499


The Notes to Financial Statements are an integral part of these statements.

                                                                              -

Money Market Fund

INVESTMENTS IN SECURITIES continued
DECEMBER 31, 2003

(IN THOUSANDS)                   PRINCIPAL       VALUE
-------------------------------------------------------
  1.08%, 3/5/04                  $ 2,500       $ 2,495
  1.08%, 4/2/04                    6,000         5,983
  1.10%, 4/2/04                    3,955         3,944
  1.11%, 4/7/04                    5,050         5,035
  1.01%, 5/27/04 (a)              12,500        12,497
  1.36%, 9/10/04                   7,500         7,500
  1.29%, 10/18/04                  7,500         7,500
  1.06%, 1/28/05 (a)              11,500        11,497
  1.05%, 10/7/05 (a)              20,000        19,996
Federal Farm Credit Bank,
  1.25%, 8/18/04                   8,912         8,841
  1.05%, 3/24/05 (a)              15,000        14,998
  1.09%, 6/23/05 (a)               2,500         2,500
Federal Home Loan Bank,
  1.03%, 1/2/04                   16,480        16,479
  5.38%, 1/5/04                    2,460         2,461
  0.80%, 1/14/04                  15,000        14,996
  1.10%, 2/20/04 (a)               5,000         5,001
  1.07%, 3/24/04                   9,245         9,222
  1.25%, 4/15/04                   2,500         2,500
  1.08%, 4/19/04                   4,672         4,657
  1.17%, 6/7/04                    3,000         2,985
  1.00%, 10/6/04 (a)              10,000        10,000
Freddie Mac,
  1.01%, 1/6/04                   15,000        14,998
  1.02%, 1/8/04                   15,084        15,081
  1.02%, 1/14/04                   5,898         5,896
  1.08%, 1/15/04                   8,000         7,997
  5.00%, 1/15/04                   5,000         5,006
  1.29%, 1/29/04                   2,500         2,497


The Notes to Financial Statements are an integral part of these statements.

-
6

Money Market Fund

INVESTMENTS IN SECURITIES continued
DECEMBER 31, 2003

(IN THOUSANDS)                      PRINCIPAL         VALUE
--------------------------------------------------------------
  5.25%, 2/15/04                     $5,000         $  5,023
  1.28%, 3/25/04                      2,500            2,493
  1.11%, 10/7/05 (a)                  7,500            7,500
Sallie Mae,
  0.99%, 1/15/04 (a)                  1,750            1,750
  4.75%, 4/23/04                      5,500            5,558
                                                    --------
Total U.S. Government & Agencies                     275,384
                                                    --------
TOTAL INVESTMENTS IN SECURITIES - 100%
 (Total Cost - $573,617) (c)                         573,617
Liabilities in excess of Cash and
 Other Assets - 0.0%                                    (241)
                                                    --------
NET ASSETS - 100.0%                                 $573,376
                                                    ========

NOTES TO INVESTMENTS IN SECURITIES
(a)  Variable rate security. Rate is as of December 31, 2003.
(b)  Agency obligations are not guaranteed by the U.S. Government.
     Tax Information
(c) As of December 31, 2003, the cost for federal tax purposes on a tax basis is the same as on a book basis.

--------------------------------------------------------------------------------
Ten Largest Positions (Unaudited)
December 31, 2003
                                                     Market        % of
                                                     Value          Net
                                                     (000)        Assets
--------------------------------------------------------------------------------
  Fannie Mae                                      $106,945          18.7%
  Federal Home Loan Bank                            68,301          11.9
  Freddie Mac                                       66,491          11.6
  Federal Farm Credit Bank                          26,339           4.6
  Toyota Motor Credit Corp.                         22,505           3.9
  Fortune Brands, Inc.                              21,951           3.8
  Old Line Funding Corp.                            21,485           3.7
  Morgan Stanley Dean Witter Co.                    20,406           3.6
  National Australia Funding (Delaware), Inc.       20,197           3.5
  Bear Stearns Co.                                  19,997           3.5
--------------------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

                                                                              -

Money Market Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                   (IN THOUSANDS)
----------------------------------------------------------------
Assets:
Investments in securities at value                      $573,617
Cash                                                           1
Interest receivable                                          530
Investment for Trustees' deferred compensation plan           22
Prepaid registration fees                                     21
                                                        --------
 Total assets                                            574,191
                                                        --------
Liabilities:
Shareholder servicing and distribution fees payable
  to Distributor                                             429
Investment advisory fees payable                             176
Administrative services fees payable                          46
Shareholder reports                                           46
Custodian fees payable                                        43
Audit and legal fees payable                                  31
Deferred Trustees' fees payable                               22
Insurance expenses payable                                    19
Transfer agent fees payable                                    3
                                                        --------
 Total liabilities                                           815
                                                        --------
Net Assets                                              $573,376
                                                        ========
Institutional Class                                     $214,160
Premier Class                                             59,924
Retail Class                                             299,292
                                                        --------
                                                        $573,376
                                                        ========
Shares Outstanding
Institutional Class ($1.00 net asset value per share)    214,163
                                                        ========
Premier Class ($1.00 net asset value per share)           59,924
                                                        ========
Retail Class ($1.00 net asset value per share)           299,294
                                                        ========
Components of Net Assets:
Paid-in capital                                         $573,376
                                                        --------
Net Assets                                              $573,376
                                                        ========


The Notes to Financial Statements are an integral part of these statements.
-
8

Money Market Fund

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                (IN THOUSANDS)
--------------------------------------------------------------------------------
Investment Income:
 Interest                                             $6,662
Expenses:
 Investment advisory fees                              1,926
 Distribution fees
  Retail Class                                           877
 Shareholder servicing fees
  Premier                                                 27
  Retail                                                 877
 Administrative services fees                            224
 Custodian fees                                          132
 Shareholder reports                                     117
 Audit and legal fees                                     54
 Registration fees                                        35
 License fees                                             24
 Insurance expense                                        20
 Trustees' fees                                           20
 Transfer agent fees                                      10
 Other                                                     1
                                                      ------
  Total expenses                                       4,344
  Less expenses waived by adviser                        (86)
                                                      ------
 Net expenses                                          4,258
                                                      ------
Net Investment Income                                  2,404
                                                      ------
Realized and Unrealized Gain on
 Investments:
 Net realized gain from security transactions             --
                                                      ------
Net Realized and Unrealized Gain on
 Investments                                              --
                                                      ------
Net Increase in Net Assets Resulting
 From Operations                                      $2,404
                                                      ======


The Notes to Financial Statements are an integral part of these statements.
                                                                              -

Money Market Fund

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,

(IN THOUSANDS)                                            2003               2002
------------------------------------------------------------------------------------
Operations:
Net investment income                                 $    2,404          $    5,103
Net realized gain from securities transactions                --                   4
                                                      ----------          ----------
Net increase in net assets from operations                 2,404               5,107
                                                      ----------          ----------
Dividends from Net Investment Income:
 Institutional Class                                      (1,437)             (2,328)
 Premier Class                                               (42)                 (3)
 Retail Class                                               (925)             (2,739)
                                                      ----------          ----------
Total dividends and distributions to shareholders         (2,404)             (5,070)
                                                      ----------          ----------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                      2,468,812           2,193,367
Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions           1,597               2,463
                                                      ----------          -----------
                                                       2,470,409           2,195,830
Cost of shares redeemed                               (2,446,150)         (2,190,006)
                                                      ----------          ----------
                                                          24,259               5,824
                                                      ----------          ----------
Premier Class
Net proceeds from sales of shares                         69,788                 464
Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions              42                   3
                                                      ----------          ----------
                                                          69,830                 467
Cost of shares redeemed                                  (10,089)               (492)
                                                      ----------          ----------
                                                          59,741                 (25)
                                                      ----------          ----------
Retail Class
Net proceeds from sales of shares                        104,937             133,881
Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions           1,071               2,899
                                                      ----------          ----------
                                                         106,008             136,780
Cost of shares redeemed                                 (166,605)            (68,290)
                                                      ----------          ----------
                                                         (60,597)             68,490
                                                      ----------          ----------
Net increase from Fund share transactions                 23,403              74,289
                                                      ----------          ----------
Net Increase in Net Assets                                23,403              74,326
                                                      ----------          -----------
Net Assets:
Beginning of period                                      549,973             475,647
                                                      ----------          ----------
End of period                                         $  573,376          $  549,973
                                                      ==========          ==========


The Notes to Financial Statements are an integral part of these statements.

--
10

Money Market Fund

STATEMENTS OF CHANGES IN NET ASSETS continued
FOR THE YEAR ENDED DECEMBER 31,

(IN THOUSANDS)                                           2003             2002
---------------------------------------------------------------------------------
Transactions in Capital Stock
Institutional Class
Shares sold                                           2,468,812         2,193,367
Shares issued in reinvestment of dividends and
  distributions                                           1,597             2,463
                                                      ---------         ---------
                                                      2,470,409         2,195,830
Shares redeemed                                      (2,446,150)       (2,190,006)
                                                      ---------        ----------
Net increase in Institutional shares outstanding         24,259             5,824
                                                      ---------        ----------
Premier Class
Shares sold                                              69,788               464
Shares issued in reinvestment of dividends and
  distributions                                              42                 3
                                                      ---------        ----------
                                                         69,830               467
Shares redeemed                                         (10,089)             (492)
                                                      ---------        ----------
Net increase (decrease) in Premier shares
  outstanding                                            59,741               (25)
                                                      ---------        ----------
Retail Class
Shares sold                                             104,937           133,881
Shares issued in reinvestment of dividends and
  distributions                                           1,071             2,899
                                                      ---------        ----------
                                                        106,008           136,780
Shares redeemed                                        (166,605)          (68,290)
                                                      ---------        ----------
Net increase (decrease) in Retail shares
  outstanding                                           (60,597)           68,490
                                                      ---------        ----------
Total net increase in Fund shares                        23,403            74,289
                                                      =========        ==========


The Notes to Financial Statements are an integral part of these statements.

                                                                             --

Money Market Fund

FINANCIAL HIGHLIGHTS


-----------------------------------------------------



-----------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income
 Net realized and unrealized gain on securities

 Total from investment operations

LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Distributions from capital gains

 Total dividends and distributions

 Net asset value, end of period

 Total Return
 Ratios to Average Net Assets
 Gross expenses
 Fees and expenses waived or borne by the Adviser
 Net expenses
 Net investment income
 Net assets, end of period (000 omitted)


(a)  Amount less than $0.01 per share
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.


--
12

                                INSTITUTIONAL CLASS
----------------------------------------------------------------------------
                          For the Year Ended December 31,
     -----------------------------------------------------------------------
        2003            2002            2001           2000            1999
----------------------------------------------------------------------------

     $  1.00         $  1.00         $  1.00       $  1.00         $  1.00

        0.01            0.01            0.04          0.06            0.05
          --              (a)             (a)           (a)             (a)
     -------         -------         -------       -------         -------
        0.01            0.01            0.04          0.06            0.05
     -------         -------         -------       -------         -------

       (0.01)          (0.01)          (0.04)        (0.06)          (0.05)
          --              --              --            (a)             (a)
     -------         -------         -------       -------         -------
       (0.01)          (0.01)          (0.04)        (0.06)          (0.05)
     -------         -------         -------       -------         -------
     $  1.00         $  1.00         $  1.00       $  1.00         $  1.00
     =======         =======         =======       =======         =======
        0.76%(b)        1.36%           3.81%(b)      6.12%(b)        4.87%(b)

        0.47%           0.45%           0.49%         0.47%           0.52%
        0.02%           0.00%           0.04%         0.02%           0.07%
        0.45%           0.45%           0.45%         0.45%           0.45%
        0.76%           1.36%           3.62%         5.94%           4.76%
    $214,160        $189,902        $184,060      $159,446        $178,234

                                                                             --

Money Market Fund

FINANCIAL HIGHLIGHTS continued

-------------------------------------------------------



-------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income
 Net realized and unrealized gain on securities

 Total from investment operations

LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Distributions from capital gains

 Total dividends and distributions

 Net asset value, end of period

 Total Return
 Ratios to Average Net Assets
 Gross expenses
 Fees and expenses waived or borne by the Adviser
 Net expenses
 Net investment income
 Net assets, end of period (000 omitted)

(1)Commenced operations on January 26, 2000.

(a) Amount less than $0.01 per share.
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.


--
14

Money Market Fund
-------------------------------------------------------



-------------------------------------------------------

FINANCIAL HIGHLIGHTS continued

                       PREMIER CLASS(1)
-------------------------------------------------------------
              For the Year/Period Ended December 31,
-------------------------------------------------------------
     2003            2002            2001            2000
-------------------------------------------------------------

   $  1.00          $ 1.00         $  1.00          $ 1.00

      0.01            0.01            0.03            0.05
        --              (a)             (a)             (a)
   -------          -------        -------          ------
      0.01            0.01            0.03            0.05
   -------          -------        -------          ------

     (0.01)          (0.01)          (0.03)          (0.05)
        --              --              --              (a)
   -------          -------        -------          ------
     (0.01)          (0.01)          (0.03)          (0.05)
   -------          -------        -------          ------
   $  1.00          $ 1.00         $  1.00          $ 1.00
   =======          =======        =======          ======
      0.51%(b)        1.12%           3.55%(b)        5.50%(b)(c)

      0.74%           0.70%           0.73%           0.72%(d)
      0.04%           0.00%           0.03%           0.02%(d)
      0.70%           0.70%           0.70%           0.70%(d)
      0.39%           1.13%           3.22%           5.69%(d)
   $59,924          $  183         $   207          $  105

                                                                              --

Money Market Fund

FINANCIAL HIGHLIGHTS continued

PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income
 Net realized and unrealized gain on securities

 Total from investment operations

LESS DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Distributions from capital gains

 Total dividends and distributions

 Net asset value, end of period

 Total Return
 Ratios to Average Net Assets
 Gross expenses
 Fees and expenses waived or borne by the Adviser
 Net expenses
 Net investment income
 Net assets, end of period (000 omitted)

(1)Commenced operations on April 29, 1999.


(a) Amount less than $0.01 per share.
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.

--
16

Money Market Fund

FINANCIAL HIGHLIGHTS continued

                                   RETAIL CLASS(1)
--------------------------------------------------------------------------------
                     For the Year/Period Ended December 31,
      --------------------------------------------------------------------------
        2003            2002             2001           2000          1999
--------------------------------------------------------------------------------

      $  1.00         $  1.00          $  1.00        $  1.00       $   1.00

           (a)           0.01             0.03           0.05           0.03
           --              (a)              (a)            (a)            (a)
      -------         -------          -------        -------       --------
           --            0.01             0.03           0.05           0.03
      -------         -------          -------        -------       --------

           (a)          (0.01)           (0.03)         (0.05)         (0.03)
           --              --               --             (a)            (a)
      -------         -------          -------        -------       --------
           --           (0.01)           (0.03)         (0.05)         (0.03)
      -------         -------          -------        -------       --------
      $  1.00         $  1.00          $  1.00        $  1.00       $   1.00
      =======         =======          =======        =======       ========
         0.26%(b)        0.87%            3.29%(b)       5.60%(b)       2.97%(b)(c)

         0.97%           0.95%            0.98%          0.97%          1.00%(d)
         0.02%           0.00%            0.03%          0.02%          0.07%(d)
         0.95%           0.95%            0.95%          0.95%          0.93%(d)
         0.26%           0.86%            3.10%          5.44%          4.64%(d)
     $299,292        $359,888         $291,380       $199,993       $123,655

                                                                              --

Money Market Fund

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies. Money Market Fund (the "Fund") is a separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of $1.00 per share net asset value. The Fund invests exclusively in short-term money market instruments. The Trust offers three classes of shares:
Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including any applicable shareholder servicing fee or 12b-1 distribution fee). Shares of each class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares. The Institutional Class has a separate transfer agent charge and no 12b-1 distribution fee or shareholder servicing fee. The Premier Class has a shareholder servicing fee. The Retail Class has a 12b-1 distribution fee and a shareholder servicing fee.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation -- The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which, at December 31, 2003, approximates cost for federal income tax purposes.

   B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.

--
18

Money Market Fund

NOTES TO FINANCIAL STATEMENTS continued

   C. Federal Taxes -- For federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains respectively, for federal income tax purposes.

   D. Dividends and Distributions -- Dividends from net investment income are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that such differences are permanent, a reclassification to paid-in capital may be required.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.45% of average daily net assets for the Institutional Class, 0.70% of average daily net assets for the Premier Class, and 0.95% for the Retail Class, until April 30, 2004, and thereafter, to the extent described in the Fund's then current prospectus. TimesSquare retains the ability to be repaid by the Fund if the Fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses Fund operating expenses. The Fund's remaining contingent liability and expiration dates are as shown below:

                                                                             --

Money Market Fund

NOTES TO FINANCIAL STATEMENTS continued

                       Remaining
                       Contingent        Expires during     Expires during
Class              Liability (000's)      2004 (000's)       2006 (000's)
--------------------------------------------------------------------------------
Institutional             $101                $ 68                $33
Premier                      4                   0                  4
Retail                     127                  78                 49
Total                     $232                $146                $86

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, other affiliated CIGNA Funds may invest their excess cash in the Fund. TimesSquare will waive the amount of its advisory fee for the affiliated Funds in an amount that offsets the amount of the advisory fees incurred by the Money Market Fund.

For administrative services, the Fund reimburses TimesSquare Capital Management, Inc. for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2003, the Fund paid or accrued $223,807.

With respect to Retail Class shares, the Fund has adopted a Distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which requires the payment of 0.25% annually of the average daily net assets to CIGNA Financial Services, Inc. ("CFS"), the Fund's distributor. The distribution fees received from the 12b-1 plan are used for services provided to the Retail Class and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to CFS equal to 0.25% annually of the average daily net assets of the Fund. The distribution and shareholder servicing fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average daily net assets, to the amounts described above until April 30, 2004, and thereafter to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates.

4. Capital Stock. The Fund is a separate series of the Trust, which offers an unlimited number of shares of beneficial interest, without par value. At December 31, 2003, affiliates of CIGNA Corporation owned 99.96% of the Institutional Class.

--
20

Report of Independent Auditors

TO THE TRUSTEES AND SHAREHOLDERS OF
CIGNA FUNDS GROUP -- MONEY MARKET FUND

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2004

                                                                             --

Money Market Fund

TRUSTEES AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations.
The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

Name,                        Position                   Length
Address*                     Held with                  of Time
and Age                      Fund                       Served
--------------------------------------------------------------------------------
Independent Trustees
Russell H. Jones             Trustee                    Trustee
59                                                      since 1995

Paul J. McDonald             Trustee                    Trustee
60                                                      since 1995

Marnie Wagstaff Mueller      Trustee                    Trustee
64                                                      since 2001

Carol Ann Hayes              Trustee                    Trustee
59                                                      since 2003

Affiliated Trustees and Fund Officers

Richard H. Forde             Trustee, Chairman          Trustee, Chairman
50                           of the Board               and President
                             and President              since 1998
David P. Marks               Trustee                    Trustee
57                                                      since 2003

Alfred A. Bingham III        Vice President and         Officer
59                           Treasurer                  Since 1982

Jeffrey S. Winer             Vice President and         Officer
46                           Secretary                  Since 1993

--------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital
Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103

--------------------------------------------------------------------------------
Money Market Fund is an open-end, diversified management investment company that invests in money market instruments. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------

--
22

The following is a list of the Trust's Board of Trustees. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                      Number of
                                      Portfolios
                                      in Fund           Other
Principal Occupation(s)               Complex           Directorships
During Past 5 Years                   Overseen          Held by Trustee
-----------------------------------------------------------------------------

Vice President (Investor Relations,   14                --
Public Relations) and Treasurer,
Kaman Corporation (helicopters
and aircraft components, industrial
distribution)

Special Advisor to Board of           14                Western
Directors, Friendly Ice Cream                           Massachusetts
Corporation (family restaurants                         Electric Company
and dairy products)

Diocesan Consultant, Episcopal        14                Boston Mutual Life
Diocese of Connecticut; Previously,                     Insurance Company
Visiting Professor of Health
Economics, Wesleyan University

Director and Chair of Audit           14                Reed and Barton
Committee, Reed and Barton                              Corporation
Corporation

Managing Director, CIGNA              14                Director of various
Retirement & Investment                                 subsidiaries of
Services, and TimesSquare                               CIGNA Corporation
Capital Management, Inc.

Chief Investment Officer, CIGNA       14                Director of various
Retirement & Investment Services                        subsidiaries of
                                                        CIGNA Corporation

CIGNA Funds Treasurer; Assistant      14                --
Vice President, TimesSquare

Capital Management, Inc.
Senior Counsel,                       14                --
CIGNA Corporation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Fund is distributed by CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, Connecticut 06115-0476 (telephone: 1.888.CIGNA.FS or 1.888.244.6237).
--------------------------------------------------------------------------------

                                                                              --

                      This page intentionally left blank.





--
24

[LOGO]
CIGNA Financial Services
P.O. Box 150476 [bullet] Hartford, Connecticut 06115-0476 www.cigna.com [bullet] Member NASD/SIPC




                                                                          545719

Item 2.   Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to the Secretary of the Registrant, c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

Item 3.  Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Carol Ann Hayes, Russell
H. Jones and Paul J. McDonald are "audit committee financial experts", all of whom are "independent." Mr. Jones serves as Senior Vice President, Chief Investment Officer and Treasurer of Kaman Corporation. His responsibilities include communications with financial analysts concerning Kaman Corporation.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees
For the audit of the Registrant's annual financial statements for the fiscal year ended December 31, 2002 and December 31, 2003, included in the Registrant's annual report to shareholders for those fiscal years, PricewaterhouseCoopers LLP ("PWC") billed the Registrant $155,000 and $180,400, respectively.

(b) Audit-Related Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill the Registrant for assurance or related services related to the audit of the Registrant's financial statements.

(c) Tax Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC billed the Registrant $41,825 and $46,975, respectively, for reviewing the Registrant's federal income tax and excise tax returns and reviewing excise distribution estimate calculations.

(d) All Other Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill the Registrant for any other products and services.

(e)(1) The Audit Committee has not developed pre-approval policies and procedures relating to the provision of services to the Registrant by the Registrant's independent accountant.

(e)(2) For the fiscal years ended December 31, 2002 and December 31, 2003, 100% of the PWC fees described above under the captions "Audit Related Fees", "Tax Fees" and "All Other Fees" were approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

For the fiscal years ended December 31, 2002 and December 31, 2003, PWC billed $0 and $15,600, respectively, in fees that were required to be approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X. For the fiscal years ended December 31, 2002 and December 31, 2003, the Registrant's Audit Committee approved 100% of the fees required to be approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PWC for services rendered to TimesSquare Capital Management, Inc. ("TimesSquare"), the investment adviser to the Registrant, and other entities controlling, controlled by, under common control with TimesSquare that provide ongoing services to the Registrant for fiscal years ending December 31, 2002 and 2003, were $128,250 and $100,148, respectively.

(h) In considering PWC's independence, the Audit Committee considered whether the provision of non-audit services rendered by PWC to TimesSquare and other entities controlling, controlled by, under common control with TimesSquare that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X was compatible with maintaining PWC's independence.

Item 5. Audit Committee Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant has adopted a nominating committee charter that sets forth procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees. The charter is attached as an exhibit hereto.

Item 10. Controls and Procedures.

(a) The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of Ethics referred to in Item 2, filed as an exhibit hereto.

(a)(2) Nominating committee charter referred to in Item 9, filed as an exhibit hereto.

(a)(3) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, filed as exhibits hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              CIGNA Funds Group

                                /s/ Jeffrey S. Winer
                          By:
                             ---------------------------------------------------
                             Jeffrey S. Winer, Vice President and Secretary

Date:  March 5, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                           /s/ Richard H. Forde
By (Signature and Title)*
                          ------------------------------------------------------
                          Richard H. Forde, Chairman of the Board and President

Date:  March 5, 2004.

                           /s/ Alfred A. Bingham III
By (Signature and Title)*
                          ------------------------------------------------------
                          Alfred A. Bingham III, Vice President and Treasurer

Date:  March 5, 2004.